UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21823
 (Pioneer Series Trust V)
(Exact name of registrant as specified in charter)

60 State Street, Boston, MA 02109
(Address of principal executive offices) (ZIP code)

Terrence J. Cullen, Amundi Pioneer Asset Management, Inc.,
60 State Street, Boston, MA 02109
(Name and address of agent for service)

Registrant’s telephone number, including area code:  (617) 742-7825

Date of fiscal year end:  August 31, 2021

Date of reporting period:  September 1, 2020 through February 28, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

Pioneer Corporate
High Yield Fund

(Formerly, Pioneer Dynamic Credit Fund. See Note to Shareholders
on Page 4 for more information)

Semiannual Report | February 28, 2021

A: RCRAX	C: RCRCX	Y: RCRYX

Paper copies of the Fund’s shareholder reports are no longer sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer, bank or insurance company. Instead, the reports are available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
You may elect to receive all future reports in paper free of charge. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-225-6292. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held within the Pioneer Fund complex if you invest directly.

visit us: www.amundi.com/us

Pioneer Corporate High Yield Fund | Semiannual Report | 2/28/21 1

President’s Letter

Dear Shareholders,
The first quarter of 2021 has brought some better news on the COVID-19 global pandemic front, as the deployment of the first approved COVID-19 vaccines is well underway, with expectations for widespread vaccine distribution by the middle of the year. In general, COVID-19 cases and related hospitalizations have been on the decline in the US, despite a few problematic “hot spots” in some states, and that has had a positive effect on overall market sentiment.
While there may finally be a light visible at the end of the pandemic tunnel, the long-term impact on the global economy from COVID-19, while currently unknown, is likely to be considerable. It is clear that several industries have already felt greater effects than others, and the markets, which do not thrive on uncertainty, have been volatile. With that said, in the first few months of 2021, equity markets and other so-called “riskier” assets, such as high-yield bonds, have outperformed investments regarded as less risky, such as government debt. In addition, we’ve witnessed the long-awaited rebound in the performance of cyclical stocks, or stocks of companies with greater exposure to the ebbs and flows of the economic cycle, as investors have appeared to embrace the potential for a more widespread reopening of the economy in the coming months. Additional fiscal stimulus from the US government in recent months has also helped provide some market momentum.
However, despite the dramatic market rebound since its March 2020 low point, volatility has remained elevated, with momentum rising and falling on seemingly every bit of positive or negative news about the virus. In addition, the recent US Presidential and Congressional elections have resulted in a power shift in Washington, DC, and that most likely portends some changes in fiscal policy above and beyond just additional pandemic-related stimulus. That, too, could lead to increased market volatility as investors analyze the various tax and spending plans, and wait to see what proposed policy alterations actually become law.
With the advent of COVID-19 in early 2020, we implemented our business continuity plan according to the new COVID-19 guidelines, and most of our employees have been working remotely since March 2020. To date, our operating environment has faced no interruption. I am proud of the careful planning that has taken place and confident we can maintain this environment for as long as is prudent. History in the making for a company that first opened its doors way back in 1928.
2 Pioneer Corporate High Yield Fund | Semiannual Report | 2/28/21

Since 1928, Amundi US’s investment process has been built on a foundation of fundamental research and active management, principles which have guided our investment decisions for more than 90 years. We believe active management – that is, making active investment decisions – can help mitigate the risks during periods of market volatility. As 2020 has reminded us, investment risk can arise from a number of factors in today’s global economy, including slower or stagnating growth, changing U.S. Federal Reserve policy, oil price shocks, political and geopolitical factors and, unfortunately, major public health concerns such as a viral pandemic.
At Amundi US, active management begins with our own fundamental, bottom-up research process. Our team of dedicated research analysts and portfolio managers analyzes each security under consideration, communicating directly with the management teams of the companies issuing the securities and working together to identify those securities that best meet our investment criteria for our family of funds. Our risk management approach begins with each and every security, as we strive to carefully understand the potential opportunity, while considering any and all risk factors.
Today, as investors, we have many options. It is our view that active management can serve shareholders well, not only when markets are thriving, but also during periods of market stress.
As you consider your long-term investment goals, we encourage you to work with your financial professional to develop an investment plan that paves the way for you to pursue both your short-term and long-term goals.
We remain confident that the current crisis, like others in human history, will pass, and we greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.
Sincerely,
Lisa M. Jones
Head of the Americas, President and CEO of US
Amundi Asset Management US, Inc.
April 2021
Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.
Pioneer Corporate High Yield Fund | Semiannual Report | 2/28/21 3

Portfolio Management Discussion | 2/28/21
Note to Shareholders: Effective September 25, 2020, Pioneer Corporate High Yield Fund (“the Predecessor Fund”) reorganized with Pioneer Dynamic Credit Fund. As a result of the reorganization, Pioneer Dynamic Credit Fund was renamed Pioneer Corporate High Yield Fund (the “Fund”). The investment strategies, performance and financial history, inception date, fiscal year end, and portfolio management team of the combined Fund are that of the Predecessor Fund.
In the following interview, portfolio managers Matthew Shulkin, Andrew Feltus, and Ken Monaghan, and discuss the factors that influenced the performance of the Fund during the six-month period ended February 28, 2021. Mr. Shulkin, a vice president and a portfolio manager at Amundi Asset Management US, Inc. (Amundi US), Mr. Feltus, Co-Director of High Yield and a portfolio manager at Amundi US, and Mr. Monaghan, Co-Director of High Yield and a portfolio manager at Amundi US, are responsible for the day-to-day management of the Fund.
Q   How did the Fund perform during the six-month period ended February 28, 2021?
A    Pioneer Corporate High Yield Fund’s Class A shares returned 6.77% at net asset value during the six-month period ended February 28, 2021, while the Fund’s benchmark, the ICE Bank of America US High Yield Index (the ICE BofA Index), returned 6.14%. During the same period, the average return of the 691 mutual funds in Morningstar’s High Yield Bond Funds category was 5.86%.
Q   Could you please describe the market environment for high-yield corporate bonds during the six-month period ended February 28, 2021?
A   On the heels of strong summer 2020 returns for riskier assets such as high-yield bonds, macroeconomic uncertainty reared its head during September, weighing on investor sentiment and the performance of riskier assets at the outset of the six-month period. The market had focused on heightened risks revolving around three key areas: negotiations in Washington over additional US fiscal stimulus, the continued spread of COVID-19, and the November US elections. A partisan dispute over when to appoint Supreme Court Justice Ginsburg’s replacement further hardened both parties’ negotiating positions and lowered the odds of a broad fiscal support package being passed prior to the November election. At the same time, a notable uptick in European COVID-19 cases reignited fears that the US remained at risk for a “second
4 Pioneer Corporate High Yield Fund | Semiannual Report | 2/28/21

wave” of infections, which had the potential to spur another round of economic lockdowns in order to mitigate the spread of the virus. Finally, concerns mounted over the potential for a protracted dispute over the presidential election results well beyond the third day of November.
After some struggles in the early part of the six-month period, the US economic outlook received two “shots in the arm” during December, as a pair of COVID-19 vaccines received emergency-use authorization from the Food and Drug Administration, and US lawmakers reached agreement on a $900 billion COVID-19 relief package. Markets viewed the approval and distribution of the vaccines as the proverbial “light at the end of the tunnel” for the pandemic, and began to anticipate that the vaccines may help alleviate the public-health uncertainty, while possibly bringing forward the timing of a return to economic normalcy. Meanwhile, the additional fiscal stimulus package was viewed as potentially offering much needed support for many individuals and businesses.
From December 2020 through February 2021, investors elected to focus their attention on those positive developments and looked beyond regional “surges” in COVID-19 cases, as well as select data releases that suggested a slowing in the rate of economic recovery. Even the lingering political controversies that spilled over into the new calendar year before a new administration and Congress were finally sworn into power by late-January were not enough to shift investors’ focus away from the primary positive market drivers: increased vaccine distributions and additional fiscal stimulus. Those positive factors helped riskier assets rally over the second half of the period, while Treasury yields drifted higher.
In the corporate high-yield market, sectors that had felt the most negative economic effects of the COVID-19 crisis fared very well during the six-month period as investors anticipated a broader reopening of the economy. The results were most evident in two of the biggest “reopening” sectors, as energy, up by nearly 13%, and air transportation, which returned almost 20%, led the way. In contrast, corporate bond sectors viewed as more “up in quality,” or that had been relatively insulated from the negative effects of COVID-19, underperformed over the six-month period, with telecommunications generating a modest 2.4% return, and food & drug retail returning 3.6%. With respect to ratings-tier performance, lower-quality bonds outperformed higher quality for the six-month period. Bonds in the “CCC” rating tier generated a 17.2% return for the period, compared to returns of 4.3% and 5.4% for BBs and Bs, respectively.
Pioneer Corporate High Yield Fund | Semiannual Report | 2/28/21 5

Q   Can you review the Fund’s principal strategies during the six-month period ended February 28, 2021, and the degree to which the portfolio’s positioning affected benchmark-relative returns?
A    We have based our investment process for the Fund on security and sector selection. We believe that diligent, detailed, fundamental research could uncover mispriced securities, and that actively managing the portfolio to capture those opportunities may produce solid returns over the longer term.
The COVID-19 crisis emerged in the first quarter of 2020 and had its maximum effect on the financial markets in March of last year. Although prices declined for all high-yield bonds, the effects of the pandemic were particularly heavy on sectors that had been expected to experience reduced revenues due to business shutdowns. Those sectors included energy and industries dependent on out-of-the-home consumer spending, such as movie theaters, airlines, and cruise lines. Declines in bond prices were at their worst levels in the middle of March 2020, and the recovery started soon thereafter, as investors gained confidence from announcements of fiscal support for the economy by the US government, and of monetary easing by the US Federal Reserve (Fed). Initially, the recovery was strongest for higher-quality, BB-rated bond issues.
The six-month period ended February 28, 2021, saw a continuation of the recovery, and a broadening over time to include a rally in B-rated and CCC-rated issues. The Fund was overweight in those categories, and the overweights helped generate benchmark-relative outperformance for the period. Additionally, we had recognized early on that various sectors within corporate high yield could be affected in very different ways by the pandemic, and so we took immediate actions to reposition the portfolio in the hopes of uncovering and then taking advantage of market dislocations created by the new environment.
The management team’s first action was to categorize all of the Fund’s holdings into one of three groups; unimpaired, impaired, and wounded. Sectors we viewed as “unimpaired” were those minimally affected by the COVID-19 crisis, such as food & drug retailers. The “impaired” group included sectors the Fund’s managers expected to experience lasting, negative effects from the pandemic, such as movie theaters. The final group, the “wounded” category, included companies that had experienced temporary setbacks, but that we believed had good long-term business models, such as ambulatory surgery centers.
6 Pioneer Corporate High Yield Fund | Semiannual Report | 2/28/21

Within the unimpaired category, we had determined that the majority of issuers had bonds trading at expensive valuations. Within the impaired group, we sought to invest the Fund in only those credits issued by companies that we viewed to be the strongest within their sectors, both in terms of fundamentals and balance sheets, which could enable them to weather a protracted economic shutdown. We felt the third category of wounded issuers offered the greatest area of opportunity for our disciplined investment process and seasoned analyst team, as we continued to utilize diligent research to identify potential survivors. Early in the six-month period, we were able to identify multiple companies that we believed could ultimately display strong recovery prospects, and the Fund benefited from that strategy as conditions began to recover over the course of the period.
Security selection has been our primary method for generating Fund performance. The Fund gained positive benchmark-relative performance during the period through overweights to independent refiner PBF Energy, Canadian exploration & production company Baytex Energy, and private-jet charter company Vistajet. Crude oil rallied from $42 a barrel to $61 over the six-month period, providing a tailwind to energy companies.
Despite the strong benchmark-relative performance for the Fund over the six-month period, relative returns did experience some setbacks due to a lack of portfolio exposure to food company Kraft Heinz, and from having less exposure than the ICE BofA Index to Occidental Petroleum. In addition, an overweight to security company Garda World Security, which underperformed, detracted from the Fund’s relative results.
Q   Can you discuss the factors that affected the Fund’s income-generation (or yield), either positively or negatively, during the six-month period ended February 28, 2021?
A    The Fund’s income-generation and distributions* to shareholders remained relatively stable over the six-month period, a period characterized by volatile price action, which affected the Fund’s net asset value more than its income generation.
Q    Did the Fund have any exposure to derivatives during the six-month period ended February 28, 2021? If so, did the derivatives have a material effect on the Fund’s performance?
A    We have the ability to utilize derivatives from time to time in order to maintain the desired level of portfolio exposure to the high-yield market, while also seeking to maintain sufficient liquidity to make opportunistic
*    Distributions are not guaranteed.
Pioneer Corporate High Yield Fund | Semiannual Report | 2/28/21 7

purchases and help meet any unanticipated shareholder redemptions. During the six-month period, the Fund had light exposure to index-based credit-default-swap contracts, which had no material impact on performance.
Q    What is your assessment of the current climate for high-yield investing?
A    We anticipate accelerating economic growth in 2021 as the rollout of COVID-19 vaccines continues and increasingly confident consumers open their pocketbooks and unleash a wave of pent-up demand for services such as travel and dining during the second half of the year. Despite the positive outlook, we do not expect the Fed to start removing some of its accommodative policies in 2021, as it has signaled an intense focus on getting the US economy back to full employment. In our view, the Fed has learned from policy mistakes it made in 2018, and may very well be willing to maintain a highly supportive monetary environment even if inflation ticks up above the central bank’s target rate of 2%. In that vein, Fed Chair Jerome Powell in January indicated that as the US economy more fully reopens and normalizes, the Fed would view accompanying price increases as transitory and would not tighten monetary policy in response. We expect this will not be the last time we hear that message from the Fed.
We have remained positive on the outlook for the performance of high-yield securities relative to Treasuries, given a backdrop of strong economic growth, accommodative monetary policy from the Fed, and continued global demand for yield. We do not anticipate a repeat of the spread-tightening experienced in the fourth quarter of 2020, and we believe spreads are likely to remain near current levels for the rest of the year. Due to this fact, we anticipate that active security selection and sector allocation decisions could drive much of the opportunity for outperformance. (Credit spreads are commonly defined as the differences in yield between Treasuries and other types of fixed-income securities with similar maturities.)
Please refer to the Schedule of Investments on pages 17–30 for a full listing of Fund securities.
All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility and heightened uncertainty. The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions,
8 Pioneer Corporate High Yield Fund | Semiannual Report | 2/28/21

such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues or adverse investor sentiment. These conditions may continue, recur, worsen or spread.
Investments in high-yield or lower rated securities are subject to greater-than-average price volatility, illiquidity and possibility of default.
When interest rates rise, the prices of fixed income securities held by the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed income securities held by the Fund will generally rise.
Investments in the Fund are subject to possible loss due to the financial failure of issuers of underlying securities and their inability to meet their debt obligations.
Prepayment risk is the chance that an issuer may exercise its right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation.
The portfolio may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to prepayments.
Investing in foreign and/or emerging market securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.
The Fund may use derivatives, such as options, futures, inverse floating rate obligations, swaps, and others, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Derivatives may have a leveraging effect on the Fund.
At times, the Fund’s investments may represent industries or sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.
These risks may increase share price volatility.
Before investing, consider the product’s investment objectives, risks, charges and expenses. Contact your financial professional or Amundi Asset Management US, Inc., for a prospectus or summary prospectus containing this information. Read it carefully.
Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.
Pioneer Corporate High Yield Fund | Semiannual Report | 2/28/21 9

Portfolio Summary | 2/28/21

10 Largest Holdings
(As a percentage of total investments)*
1.	Garda World Security Corp., 4.625%, 2/15/27 (144A)	1.52%
2.	MDC Partners, Inc., 7.5%, 5/1/24 (144A)	1.51
3.	Western Global Airlines LLC, 10.375%, 8/15/25 (144A)	1.47
4.	Windstream Escrow LLC/Windstream Escrow Finance Corp.,
	7.75%, 8/15/28 (144A)	1.46
5.	Vistra Operations Co. LLC, 5.625%, 2/15/27 (144A)	1.34
6.	LogMeIn, Inc., 5.5%, 9/1/27 (144A)	1.27
7.	Beacon Roofing Supply, Inc., 4.875%, 11/1/25 (144A)	1.21
8.	FAGE International S.A./FAGE USA Dairy Industry, Inc., 5.625%, 8/15/26 (144A)	1.21
9.	Freedom Mortgage Corp., 8.25%, 4/15/25 (144A)	1.19
10.	Clearwater Paper Corp., 4.75%, 8/15/28 (144A)	1.19

*
Excludes temporary cash investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.

10 Pioneer Corporate High Yield Fund | Semiannual Report | 2/28/21

Prices and Distributions | 2/28/21
Net Asset Value per Share*
Class	2/28/21	8/31/20
A	$9.12	$8.78
C	$9.07	$8.73
Y	$9.16	$8.82

Distributions per Share: 9/1/20–2/28/21*

	Net Investment	Short-Term	Long-Term
Class	Income	Capital Gains	Capital Gains
A	$0.2468	$ —	$ —
C	$0.2126	$ —	$ —
Y	$0.2613	$ —	$ —

*
The Fund acquired the assets and liabilities of Pioneer Corporate High Yield Fund (the “Predecessor Fund”) on September 25, 2020 (the “reorganization”). As a result of the reorganization, the Predecessor Fund’s performance and financial history became the performance and financial history of the Fund. Historical per-share amounts prior to September 25, 2020 have been adjusted to reflect the conversion ratios used for the reorganization.

Index Definition
The ICE BofA U.S. High Yield Index is an unmanaged, commonly accepted measure of the performance of high-yield securities. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.
The index defined here pertains to the “Value of $10,000 Investment” and “Value of $5 Million Investment” charts on pages 12–14.
Pioneer Corporate High Yield Fund | Semiannual Report | 2/28/21 11

Performance Update | 2/28/21	Class A Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Corporate High Yield Fund at public offering price during the periods shown, compared to that of the ICE BofA U.S. High Yield Index.
Average Annual Total Returns
(As of February 28, 2021)

	Net	Public	ICE
	Asset	Offering	BofA US
	Value	Price	High Yield
Period	(NAV)	(POP)	Index
Life of Class
(1/3/17)	5.72%	4.55%	6.16%
1 year	7.49	2.65	8.62

Expense Ratio
(Per prospectus dated December 31, 2020)

Gross	Net
1.11%	0.90%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
The Fund acquired the assets and liabilities of Pioneer Corporate High Yield Fund (the “Predecessor Fund”) on September 25, 2020 (the “reorganization”). As a result of the reorganization, the Predecessor Fund’s performance and financial history became the performance and financial history of the Fund. The performance of Class A shares of the Fund is the performance of Class A shares of the Predecessor Fund for periods prior to the reorganization, and has not been restated to reflect any differences in expenses.
NAV results represent the percent change in net asset value per share. NAV returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 4.50% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The net expense ratio reflects the contractual expense limitation currently in effect through January 1, 2022, for Class A shares. There can be no assurance that Amundi US will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for more current expense ratios.
12 Pioneer Corporate High Yield Fund | Semiannual Report | 2/28/21

Performance Update | 2/28/21	Class C Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Corporate High Yield Fund during the periods shown, compared to that of the ICE BofA U.S. High Yield Index.

Average Annual Total Returns
(As of February 28, 2021)

			ICE
			BofA US
	If	If	High Yield
Period	Held	Redeemed	Index
Life of Class
(1/3/17)	5.12%	5.12%	6.16%
1 year	7.54	7.54	8.62

Expense Ratio
(Per prospectus dated December 31, 2020)
Gross	Net
1.89%	1.65%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
The Fund acquired the assets and liabilities of Pioneer Corporate High Yield Fund (the “Predecessor Fund”) on September 25, 2020 (the “reorganization”). As a result of the reorganization, the Predecessor Fund’s performance and financial history became the performance and financial history of the Fund. The performance of Class C shares of the Fund is the performance of Class C shares of the Predecessor Fund for periods prior to the reorganization, and has not been restated to reflect any differences in expenses.
Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). If you paid a 1% sales charge, your returns would be lower than those shown above. “If Held” results represent the percent change in net asset value per share. “If Redeemed” returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The net expense ratio reflects the contractual expense limitation currently in effect through January 1, 2022, for Class C shares. There can be no assurance that Amundi US will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for more current expense ratios.
Pioneer Corporate High Yield Fund | Semiannual Report | 2/28/21 13

Performance Update | 2/28/21	Class Y Shares

Investment Returns

The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Corporate High Yield Fund during the periods shown, compared to that of the ICE BofA U.S. High Yield Index.
Average Annual Total Returns
(As of February 28, 2021)
	Net	ICE
	Asset	BofA US
	Value	High Yield
Period	(NAV)	Index
Life of Class
(1/3/17)	5.97%	6.16%
1 year	7.72	8.62

Expense Ratio
(Per prospectus dated December 31, 2020)
Gross	Net
0.90%	0.60%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
The Fund acquired the assets and liabilities of Pioneer Corporate High Yield Fund (the “Predecessor Fund”) on September 25, 2020 (the “reorganization”). As a result of the reorganization, the Predecessor Fund’s performance and financial history became the performance and financial history of the Fund. The performance of Class Y shares of the Fund is the performance of Class Y shares of the Predecessor Fund for periods prior to the reorganization, and has not been restated to reflect any differences in expenses.
Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The net expense ratio reflects the contractual expense limitation currently in effect through January 1, 2022, for Class Y shares. There can be no assurance that Amundi US will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for more current expense ratios.
14 Pioneer Corporate High Yield Fund | Semiannual Report | 2/28/21

Comparing Ongoing Fund Expenses
As a shareowner in the Fund, you incur two types of costs:
(1)	ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and
(2)	transaction costs, including sales charges (loads) on purchase payments.
This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund’s latest six-month period and held throughout the six months.
Using the Tables

Actual Expenses
The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:
(1)	Divide your account value by $1,000
Example: an $8,600 account value ÷ $1,000 = 8.6
(2)
Multiply the result in (1) above by the corresponding share class’s number in the third row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Corporate High Yield Fund
Based on actual returns from September 1, 2020 through February 28, 2021.

Share Class	A	C	Y
Beginning Account	$1,000.00	$1,000.00	$1,000.00
Value on 9/1/20**
Ending Account Value	$1,067.70	$1,063.60	$1,068.40
(after expenses) 2/28/21
Expenses Paid	$4.61	$8.34	$3.08
During Period*

*
Expenses are equal to the Fund’s annualized expense ratio of 0.90%, 1.63%, and 0.60% for classes A, C, and Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365, (to reflect the partial year period).

**
The Fund acquired the assets and liabilities of Pioneer Corporate High Yield Fund (the “Predecessor Fund”) on September 25, 2020 (the “reorganization”). As a result of the reorganization, the Predecessor Fund’s performance and financial history became the performance and financial history of the Fund.

Pioneer Corporate High Yield Fund | Semiannual Report | 2/28/21 15

Hypothetical Example for Comparison Purposes
The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
Expenses Paid on a $1,000 Investment in Pioneer Corporate High Yield Fund
Based on a hypothetical 5% per year return before expenses, reflecting the period from September 1, 2020 through February 28, 2021.
Share Class	A	C	Y
Beginning Account	$1,000.00	$1,000.00	$1,000.00
Value on 9/1/20**
Ending Account Value	$1,020.33	$1,016.71	$1,021.82
(after expenses) 2/28/21
Expenses Paid	$4.51	$8.15	$3.01
During Period*

*
Expenses are equal to the Fund’s annualized expense ratio of 0.90%, 1.63%, and 0.60% for classes A, C, and Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365, (to reflect the partial year period).

**
The Fund acquired the assets and liabilities of Pioneer Corporate High Yield Fund (the “Predecessor Fund”) on September 25, 2020 (the “reorganization”). As a result of the reorganization, the Predecessor Fund’s performance and financial history became the performance and financial history of the Fund.

16 Pioneer Corporate High Yield Fund | Semiannual Report | 2/28/21

Schedule of Investments | 2/28/21
(unaudited)

Shares		Value
	UNAFFILIATED ISSUERS — 94.7%
	COMMON STOCKS — 0.2% of Net Assets
	Energy Equipment & Services — 0.2%
6,142(a)	FTS International, Inc.	$ 117,620
837(a)	Superior Energy Services, Inc.	25,947
	Total Energy Equipment & Services	$ 143,567
	TOTAL COMMON STOCKS
	(Cost $204,905)	$ 143,567
Principal
Amount
USD ($)
	CORPORATE BONDS — 93.6% of Net Assets
	Advertising — 2.2%
170,000	Clear Channel Outdoor Holdings, Inc., 7.75%,
	4/15/28 (144A)	$ 172,142
1,206,000(b)	MDC Partners, Inc., 7.5%, 5/1/24 (144A)	1,215,045
100,000	Outfront Media Capital LLC/Outfront Media Capital Corp.,
	4.25%, 1/15/29 (144A)	97,250
380,000	Outfront Media Capital LLC/Outfront Media Capital Corp.,
	6.25%, 6/15/25 (144A)	402,800
	Total Advertising	$ 1,887,237
	Airlines — 1.3%
102,000	Delta Air Lines, Inc., 3.75%, 10/28/29	$ 101,227
235,000	Delta Air Lines, Inc., 7.375%, 1/15/26	273,931
90,000	Hawaiian Brand Intellectual Property Ltd./HawaiianMiles
	Loyalty Ltd., 5.75%, 1/20/26 (144A)	94,894
555,000	Mileage Plus Holdings LLC/Mileage Plus Intellectual
	Property Assets, Ltd., 6.5%, 6/20/27 (144A)	606,337
	Total Airlines	$ 1,076,389
	Apparel — 0.1%
43,000	Levi Strauss & Co., 3.5%, 3/1/31 (144A)	$ 43,382
45,000	Wolverine World Wide, Inc., 6.375%, 5/15/25 (144A)	48,094
	Total Apparel	$ 91,476
	Auto Manufacturers — 3.3%
350,000	Allison Transmission, Inc., 3.75%, 1/30/31 (144A)	$ 334,687
285,000	Ford Motor Credit Co. LLC, 3.375%, 11/13/25	289,663
895,000	Ford Motor Credit Co. LLC, 3.815%, 11/2/27	924,088
200,000	Ford Motor Credit Co. LLC, 4.0%, 11/13/30	204,500
540,000	Ford Motor Credit Co. LLC, 4.125%, 8/17/27	568,350
479,000	JB Poindexter & Co., Inc., 7.125%, 4/15/26 (144A)	505,345
	Total Auto Manufacturers	$ 2,826,633

The accompanying notes are an integral part of these financial statements.
Pioneer Corporate High Yield Fund | Semiannual Report | 2/28/21 17

Schedule of Investments | 2/28/21
(unaudited) (continued)

Principal
Amount
USD ($)		Value
	Auto Parts & Equipment — 1.7%
761,000	American Axle & Manufacturing, Inc., 6.25%, 3/15/26	$ 777,164
596,000	Dealer Tire LLC/DT Issuer LLC, 8.0%, 2/1/28 (144A)	637,720
	Total Auto Parts & Equipment	$ 1,414,884
	Banks — 3.7%
880,000(c)(d)	Citigroup, Inc., 4.7% (SOFRRATE + 323 bps)	$ 888,976
400,000(c)(d)	Credit Suisse Group AG, 6.375% (5 Year CMT
	Index + 482 bps)	446,000
922,000	Freedom Mortgage Corp., 8.25%, 4/15/25 (144A)	958,880
625,000(c)(d)	JPMorgan Chase & Co., 4.6% (SOFRRATE + 313 bps)	637,500
242,000	Provident Funding Associates LP/PFG Finance Corp.,
	6.375%, 6/15/25 (144A)	243,210
	Total Banks	$ 3,174,566
	Building Materials — 1.9%
450,000	Cornerstone Building Brands, Inc., 6.125%,
	1/15/29 (144A)	$ 461,250
200,000	CP Atlas Buyer, Inc., 7.0%, 12/1/28 (144A)	207,750
130,000	Forterra Finance LLC/FRTA Finance Corp., 6.5%,
	7/15/25 (144A)	139,750
612,000	Patrick Industries, Inc., 7.5%, 10/15/27 (144A)	667,845
29,000	Summit Materials LLC/Summit Materials Finance Corp.,
	5.125%, 6/1/25 (144A)	29,435
55,000	Summit Materials LLC/Summit Materials Finance Corp.,
	5.25%, 1/15/29 (144A)	58,369
94,000	Summit Materials LLC/Summit Materials Finance Corp.,
	6.5%, 3/15/27 (144A)	99,430
	Total Building Materials	$ 1,663,829
	Chemicals — 2.9%
625,000	Element Solutions, Inc., 3.875%, 9/1/28 (144A)	$ 624,281
137,000	Hexion, Inc., 7.875%, 7/15/27 (144A)	145,220
150,000	Kraton Polymers LLC/Kraton Polymers Capital Corp.,
	4.25%, 12/15/25 (144A)	151,878
826,000	OCI NV, 5.25%, 11/1/24 (144A)	853,877
313,000	Olin Corp., 5.0%, 2/1/30	327,774
110,000	Tronox, Inc., 6.5%, 5/1/25 (144A)	117,975
274,000	Tronox, Inc., 6.5%, 4/15/26 (144A)	282,941
	Total Chemicals	$ 2,503,946
	Coal — 1.0%
821,000	SunCoke Energy Partners LP/SunCoke Energy Partners
	Finance Corp., 7.5%, 6/15/25 (144A)	$ 852,034
	Total Coal	$ 852,034

The accompanying notes are an integral part of these financial statements.
18 Pioneer Corporate High Yield Fund | Semiannual Report | 2/28/21

Principal
Amount
USD ($)		Value
	Commercial Services — 5.3%
540,000	Allied Universal Holdco LLC/Allied Universal Finance
	Corp., 6.625%, 7/15/26 (144A)	$ 571,725
275,000	Allied Universal Holdco LLC/Allied Universal Finance
	Corp., 9.75%, 7/15/27 (144A)	303,473
753,000	APX Group, Inc., 6.75%, 2/15/27 (144A)	801,945
660,000	Brink’s Co., 4.625%, 10/15/27 (144A)	680,156
80,000	Brink’s Co., 5.5%, 7/15/25 (144A)	84,200
1,240,000	Garda World Security Corp., 4.625%, 2/15/27 (144A)	1,230,700
35,000	Prime Security Services Borrower LLC/Prime Finance,
	Inc., 5.25%, 4/15/24 (144A)	37,319
55,000	Prime Security Services Borrower LLC/Prime Finance,
	Inc., 5.75%, 4/15/26 (144A)	59,263
420,000	Prime Security Services Borrower LLC/Prime Finance,
	Inc., 6.25%, 1/15/28 (144A)	435,091
300,000	Sotheby’s, 7.375%, 10/15/27 (144A)	324,000
	Total Commercial Services	$ 4,527,872
	Computers — 1.7%
240,000	Booz Allen Hamilton, Inc., 3.875%, 9/1/28 (144A)	$ 246,196
658,000	Diebold Nixdorf, Inc., 9.375%, 7/15/25 (144A)	735,315
290,000	NCR Corp., 5.0%, 10/1/28 (144A)	294,411
150,000	NCR Corp., 5.25%, 10/1/30 (144A)	156,000
10,000	NCR Corp., 8.125%, 4/15/25 (144A)	10,925
	Total Computers	$ 1,442,847
	Diversified Financial Services — 3.6%
65,000	Alliance Data Systems Corp., 4.75%, 12/15/24 (144A)	$ 66,300
250,000	Alliance Data Systems Corp., 7.0%, 1/15/26 (144A)	264,375
430,000	Avation Capital S.A., 6.5%, 5/15/21 (144A)	344,000
748,049	Global Aircraft Leasing Co., Ltd., 6.5%, 9/15/24 (144A)	694,264
105,000	Nationstar Mortgage Holdings, Inc., 5.125%,
	12/15/30 (144A)	107,115
100,000	Nationstar Mortgage Holdings, Inc., 5.5%, 8/15/28 (144A)	102,750
490,000	Nationstar Mortgage Holdings, Inc., 6.0%, 1/15/27 (144A)	514,500
160,000	PHH Mortgage Corp., 7.875%, 3/15/26 (144A)	159,178
795,000	VistaJet Malta Finance Plc/XO Management Holding, Inc.,
	10.5%, 6/1/24 (144A)	846,675
	Total Diversified Financial Services	$ 3,099,157
	Electric — 4.9%
275,000	Calpine Corp., 4.625%, 2/1/29 (144A)	$ 271,563
275,000	Calpine Corp., 5.0%, 2/1/31 (144A)	272,173
70,000	Calpine Corp., 5.125%, 3/15/28 (144A)	70,350
886,000	Clearway Energy Operating LLC, 5.75%, 10/15/25	926,357
135,000	NRG Energy, Inc., 3.375%, 2/15/29 (144A)	132,806

The accompanying notes are an integral part of these financial statements.
Pioneer Corporate High Yield Fund | Semiannual Report | 2/28/21 19

Schedule of Investments | 2/28/21
(unaudited) (continued)

Principal
Amount
USD ($)		Value
	Electric — (continued)
195,000	NRG Energy, Inc., 3.625%, 2/15/31 (144A)	$ 190,349
112,042	NSG Holdings LLC/NSG Holdings, Inc., 7.75%,
	12/15/25 (144A)	118,765
90,000	Pattern Energy Operations LP/Pattern Energy
	Operations, Inc., 4.5%, 8/15/28 (144A)	93,646
665,000	Talen Energy Supply LLC, 7.625%, 6/1/28 (144A)	707,926
339,000	Talen Energy Supply LLC, 10.5%, 1/15/26 (144A)	327,135
1,033,000	Vistra Operations Co. LLC, 5.625%, 2/15/27 (144A)	1,083,359
	Total Electric	$ 4,194,429
	Electrical Components & Equipment — 0.9%
389,000	Energizer Holdings, Inc., 4.75%, 6/15/28 (144A)	$ 397,636
310,000	WESCO Distribution, Inc., 7.125%, 6/15/25 (144A)	335,459
	Total Electrical Components & Equipment	$ 733,095
	Electronics — 0.3%
175,000	Sensata Technologies, Inc., 3.75%, 2/15/31 (144A)	$ 175,656
80,000	TTM Technologies, Inc., 4.0%, 3/1/29 (144A)	80,824
	Total Electronics	$ 256,480
	Engineering & Construction — 1.9%
162,000	Brundage-Bone Concrete Pumping Holdings, Inc.,
	6.0%, 2/1/26 (144A)	$ 167,732
475,000	KBR, Inc., 4.75%, 9/30/28 (144A)	488,062
760,000	PowerTeam Services LLC, 9.033%, 12/4/25 (144A)	841,700
105,000	TopBuild Corp., 3.625%, 3/15/29 (144A)	105,394
	Total Engineering & Construction	$ 1,602,888
	Entertainment — 3.9%
592,000	Caesars Entertainment, Inc., 8.125%, 7/1/27 (144A)	$ 645,653
382,000	Enterprise Development Authority, 12.0%, 7/15/24 (144A)	431,278
800,000	International Game Technology Plc, 6.25%, 1/15/27 (144A)	906,000
430,000	Mohegan Gaming & Entertainment, 8.0%, 2/1/26 (144A)	424,143
30,000	Scientific Games International, Inc., 7.0%, 5/15/28 (144A)	31,791
30,000	Scientific Games International, Inc., 7.25%, 11/15/29 (144A)	32,625
817,000	Scientific Games International, Inc., 8.25%, 3/15/26 (144A)	866,045
	Total Entertainment	$ 3,337,535
	Environmental Control — 1.5%
780,000	Covanta Holding Corp., 5.0%, 9/1/30	$ 809,250
130,000	GFL Environmental, Inc., 4.0%, 8/1/28 (144A)	126,750
335,000	Tervita Corp., 11.0%, 12/1/25 (144A)	361,800
	Total Environmental Control	$ 1,297,800

The accompanying notes are an integral part of these financial statements.
20 Pioneer Corporate High Yield Fund | Semiannual Report | 2/28/21

Principal
Amount
USD ($)		Value
	Food — 2.2%
950,000	FAGE International S.A./FAGE USA Dairy Industry, Inc.,
	5.625%, 8/15/26 (144A)	$ 979,687
62,000	Ingles Markets, Inc., 5.75%, 6/15/23	62,905
532,000	Simmons Foods, Inc./Simmons Prepared Foods, Inc./
	Simmons Pet Food, Inc./Simmons Feed, 4.625%,
	3/1/29 (144A)	538,863
255,000	US Foods, Inc., 4.75%, 2/15/29 (144A)	259,462
	Total Food	$ 1,840,917
	Forest Products & Paper — 2.7%
935,000	Clearwater Paper Corp., 4.75%, 8/15/28 (144A)	$ 957,515
640,000	Mercer International, Inc., 5.125%, 2/1/29 (144A)	651,200
650,000	Schweitzer-Mauduit International, Inc., 6.875%,
	10/1/26 (144A)	691,710
	Total Forest Products & Paper	$ 2,300,425
	Healthcare-Services — 3.3%
40,000	Legacy LifePoint Health LLC, 6.75%, 4/15/25 (144A)	$ 42,300
410,000	Lifepoint Health, Inc., 5.375%, 1/15/29 (144A)	412,062
496,000	Prime Healthcare Services, Inc., 7.25%, 11/1/25 (144A)	530,720
54,000	RegionalCare Hospital Partners Holdings, Inc./LifePoint
	Health, Inc., 9.75%, 12/1/26 (144A)	58,197
70,000	Surgery Center Holdings, Inc., 6.75%, 7/1/25 (144A)	71,400
600,000	Surgery Center Holdings, Inc., 10.0%, 4/15/27 (144A)	667,512
90,000	US Acute Care Solutions, 6.375%, 3/1/26 (144A)	92,025
837,000	US Renal Care, Inc., 10.625%, 7/15/27 (144A)	920,700
	Total Healthcare-Services	$ 2,794,916
	Home Builders — 2.2%
190,000	Beazer Homes USA, Inc., 6.75%, 3/15/25	$ 196,175
615,000	Beazer Homes USA, Inc., 7.25%, 10/15/29	682,650
485,000	Brookfield Residential Properties, Inc./Brookfield
	Residential US Corp., 4.875%, 2/15/30 (144A)	490,791
235,000	M/I Homes, Inc., 4.95%, 2/1/28	246,543
165,000	Williams Scotsman International, Inc., 4.625%,
	8/15/28 (144A)	169,538
95,000	Winnebago Industries, Inc., 6.25%, 7/15/28 (144A)	102,600
	Total Home Builders	$ 1,888,297
	Household Products/Wares — 0.5%
409,000	Spectrum Brands, Inc., 5.5%, 7/15/30 (144A)	$ 440,742
	Total Household Products/Wares	$ 440,742
	Housewares — 0.1%
100,000	CD&R Smokey Buyer, Inc., 6.75%, 7/15/25 (144A)	$ 106,250
	Total Housewares	$ 106,250

The accompanying notes are an integral part of these financial statements.
Pioneer Corporate High Yield Fund | Semiannual Report | 2/28/21 21

Schedule of Investments | 2/28/21
(unaudited) (continued)

Principal
Amount
USD ($)			Value
		Internet — 0.9%
	448,000	Netflix, Inc., 4.375%, 11/15/26	$ 502,779
	60,000	Netflix, Inc., 4.875%, 4/15/28	68,223
	136,000	Netflix, Inc., 5.375%, 11/15/29 (144A)	160,677
		Total Internet	$ 731,679
		Iron/Steel — 1.5%
	210,000	Carpenter Technology Corp., 6.375%, 7/15/28	$ 230,938
	121,000	Cleveland-Cliffs, Inc., 5.75%, 3/1/25	123,868
	677,000	Cleveland-Cliffs, Inc., 6.75%, 3/15/26 (144A)	725,236
	6,000	Cleveland-Cliffs, Inc., 9.875%, 10/17/25 (144A)	7,012
	225,000	Commercial Metals Co., 3.875%, 2/15/31	224,843
		Total Iron/Steel	$ 1,311,897
		Leisure Time — 1.5%
	50,000	Carnival Corp., 7.625%, 3/1/26 (144A)	$ 52,563
EUR	100,000	Carnival Corp., 7.625%, 3/1/26 (144A)	129,004
	115,000	Carnival Corp., 10.5%, 2/1/26 (144A)	133,687
	185,000	NCL Corp., Ltd., 5.875%, 3/15/26 (144A)	185,985
	360,000	Royal Caribbean Cruises, Ltd., 9.125%, 6/15/23 (144A)	395,100
	46,000	Royal Caribbean Cruises, Ltd., 11.5%, 6/1/25 (144A)	53,820
	290,000	Viking Ocean Cruises Ship VII, Ltd., 5.625%,
		2/15/29 (144A)	291,885
		Total Leisure Time	$ 1,242,044
		Lodging — 0.9%
	65,000	Boyd Gaming Corp., 8.625%, 6/1/25 (144A)	$ 71,500
	230,000	Hilton Domestic Operating Co., Inc., 4.0%, 5/1/31 (144A)	233,163
	105,000	Station Casinos LLC, 4.5%, 2/15/28 (144A)	104,606
	285,000	Wyndham Destinations, Inc., 6.625%, 7/31/26 (144A)	321,708
		Total Lodging	$ 730,977
		Media — 2.3%
	121,000	CCO Holdings LLC/CCO Holdings Capital Corp.,
		4.75%, 3/1/30 (144A)	$ 126,288
	113,000	CCO Holdings LLC/CCO Holdings Capital Corp.,
		5.125%, 5/1/27 (144A)	118,226
	500,000	Clear Channel Worldwide Holdings, Inc., 9.25%, 2/15/24	520,625
	800,000	CSC Holdings LLC, 4.625%, 12/1/30 (144A)	796,784
	166,000	CSC Holdings LLC, 7.5%, 4/1/28 (144A)	182,842
	466,000	Diamond Sports Group LLC/Diamond Sports Finance
		Co., 6.625%, 8/15/27 (144A)	239,990
		Total Media	$ 1,984,755

The accompanying notes are an integral part of these financial statements.
22 Pioneer Corporate High Yield Fund | Semiannual Report | 2/28/21

Principal
Amount
USD ($)		Value
	Mining — 2.0%
200,000	Arconic Corp., 6.125%, 2/15/28 (144A)	$ 211,066
265,000	Coeur Mining, Inc., 5.125%, 2/15/29 (144A)	257,878
250,000	Constellium SE, 3.75%, 4/15/29 (144A)	248,175
265,000	First Quantum Minerals, Ltd., 7.5%, 4/1/25 (144A)	273,612
70,000	Hecla Mining Co., 7.25%, 2/15/28	75,863
85,000	Hudbay Minerals, Inc., 4.5%, 4/1/26 (144A)	86,171
177,000	Hudbay Minerals, Inc., 6.125%, 4/1/29 (144A)	190,755
339,000	IAMGOLD Corp., 5.75%, 10/15/28 (144A)	350,380
57,000	Novelis Corp., 5.875%, 9/30/26 (144A)	59,423
	Total Mining	$ 1,753,323
	Miscellaneous Manufacturers — 0.9%
145,000	Hillenbrand, Inc., 3.75%, 3/1/31	$ 144,456
613,000	Koppers, Inc., 6.0%, 2/15/25 (144A)	632,156
	Total Miscellaneous Manufacturers	$ 776,612
	Oil & Gas — 6.2%
550,000	Aethon United BR LP/Aethon United Finance Corp.,
	8.25%, 2/15/26 (144A)	$ 572,000
150,000	Aker BP ASA, 3.75%, 1/15/30 (144A)	157,510
800,000	Baytex Energy Corp., 8.75%, 4/1/27 (144A)	705,112
100,000	Cenovus Energy, Inc., 6.75%, 11/15/39	128,844
100,000	CITGO Petroleum Corp., 6.375%, 6/15/26 (144A)	101,500
475,000	Colgate Energy Partners III LLC, 7.75%, 2/15/26 (144A)	463,719
45,000	Comstock Resources, Inc., 6.75%, 3/1/29 (144A)	46,406
195,000	Hilcorp Energy I LP/Hilcorp Finance Co., 6.0%,
	2/1/31 (144A)	198,175
390,000	Indigo Natural Resources LLC, 5.375%, 2/1/29 (144A)	388,050
425,000	MEG Energy Corp., 5.875%, 2/1/29 (144A)	431,502
35,000	MEG Energy Corp., 7.125%, 2/1/27 (144A)	36,961
500,000	Neptune Energy Bondco Plc, 6.625%, 5/15/25 (144A)	505,000
475,000	Occidental Petroleum Corp., 4.4%, 4/15/46	427,381
120,000	Occidental Petroleum Corp., 5.5%, 12/1/25	127,440
48,000	Parkland Corp., 5.875%, 7/15/27 (144A)	51,000
830,000	PBF Holding Co. LLC/PBF Finance Corp., 6.0%, 2/15/28	527,050
255,000	PBF Holding Co. LLC/PBF Finance Corp., 9.25%,
	5/15/25 (144A)	248,548
174,000	Shelf Drilling Holdings, Ltd., 8.25%, 2/15/25 (144A)	110,490
22,095	Transocean Sentry, Ltd., 5.375%, 5/15/23 (144A)	21,129
	Total Oil & Gas	$ 5,247,817

The accompanying notes are an integral part of these financial statements.
Pioneer Corporate High Yield Fund | Semiannual Report | 2/28/21 23

Schedule of Investments | 2/28/21
(unaudited) (continued)

Principal
Amount
USD ($)		Value
	Oil & Gas Services — 0.4%
70,000	Exterran Energy Solutions LP/EES Finance Corp., 8.125%,
	5/1/25	$ 63,700
265,000	TechnipFMC PLC, 6.5%, 2/1/26 (144A)	276,938
	Total Oil & Gas Services	$ 340,638
	Packaging & Containers — 0.4%
125,000	Crown Cork & Seal Co., Inc., 7.375%, 12/15/26	$ 150,781
166,000	Greif, Inc., 6.5%, 3/1/27 (144A)	174,300
	Total Packaging & Containers	$ 325,081
	Pharmaceuticals — 2.3%
453,000	Bausch Health Cos., Inc., 7.0%, 3/15/24 (144A)	$ 462,768
105,000	Endo Dac/Endo Finance LLC/Endo Finco, Inc., 6.0%,
	6/30/28 (144A)	92,190
270,000	P&L Development LLC/PLD Finance Corp., 7.75%,
	11/15/25 (144A)	286,200
605,000	Par Pharmaceutical, Inc., 7.5%, 4/1/27 (144A)	650,375
467,000	Teva Pharmaceutical Finance Netherlands III BV,
	2.8%, 7/21/23	457,660
	Total Pharmaceuticals	$ 1,949,193
	Pipelines — 4.0%
360,000	Cheniere Energy Partners LP, 4.0%, 3/1/31 (144A)	$ 362,819
101,000	DCP Midstream Operating LP, 3.875%, 3/15/23	104,030
20,000	DCP Midstream Operating LP, 5.375%, 7/15/25	21,321
100,000	DCP Midstream Operating LP, 5.6%, 4/1/44	103,750
700,000(c)(d)	Energy Transfer Operating LP, 7.125% (5 Year CMT
	Index + 531 bps)	675,234
6,000	EnLink Midstream LLC, 5.375%, 6/1/29	5,940
750,000	EnLink Midstream Partners LP, 5.6%, 4/1/44	635,625
185,000	Genesis Energy LP/Genesis Energy Finance Corp.,
	8.0%, 1/15/27	187,004
29,000	Global Partners LP/GLP Finance Corp., 7.0%, 8/1/27	30,740
535,000	Harvest Midstream I LP, 7.5%, 9/1/28 (144A)	568,103
449,000	Northriver Midstream Finance LP, 5.625%, 2/15/26 (144A)	465,276
279,000	PBF Logistics LP/PBF Logistics Finance Corp.,
	6.875%, 5/15/23	271,328
	Total Pipelines	$ 3,431,170
	Real Estate — 0.2%
150,000	Realogy Group LLC/Realogy Co.-Issuer Corp., 5.75%,
	1/15/29 (144A)	$ 150,705
	Total Real Estate	$ 150,705

The accompanying notes are an integral part of these financial statements.
24 Pioneer Corporate High Yield Fund | Semiannual Report | 2/28/21

Principal
Amount
USD ($)		Value
	REITS — 3.3%
22,000	Iron Mountain, Inc., 4.5%, 2/15/31 (144A)	$ 21,945
680,000	Iron Mountain, Inc., 4.875%, 9/15/27 (144A)	706,649
50,000	iStar, Inc., 4.25%, 8/1/25	49,976
702,000	iStar, Inc., 4.75%, 10/1/24	720,427
585,000	MPT Operating Partnership LP/MPT Finance Corp.,
	3.5%, 3/15/31	595,296
610,000	Uniti Group LP/Uniti Fiber Holdings, Inc./CSL Capital
	LLC, 7.875%, 2/15/25 (144A)	657,275
95,000	Uniti Group LP/Uniti Group Finance, Inc./CSL Capital
	LLC, 6.5%, 2/15/29 (144A)	96,040
	Total REITS	$ 2,847,608
	Retail — 4.2%
80,000	AAG FH LP/AAG FH Finco, Inc., 9.75%, 7/15/24 (144A)	$ 76,800
157,000	Asbury Automotive Group, Inc., 4.5%, 3/1/28	161,710
973,000	Beacon Roofing Supply, Inc., 4.875%, 11/1/25 (144A)	979,816
180,000	Ken Garff Automotive LLC, 4.875%, 9/15/28 (144A)	184,500
190,000	L Brands, Inc., 6.625%, 10/1/30 (144A)	213,275
760,000	Michaels Stores, Inc., 8.0%, 7/15/27 (144A)	811,300
235,000	Murphy Oil USA, Inc., 3.75%, 2/15/31 (144A)	234,706
194,000	Party City Holdings, Inc., 8.75%, 2/15/26 (144A)	197,880
280,000	Penske Automotive Group, Inc., 3.5%, 9/1/25	284,900
406,000	Staples, Inc., 7.5%, 4/15/26 (144A)	406,893
	Total Retail	$ 3,551,780
	Software — 0.5%
340,000	Rackspace Technology Global, Inc., 5.375%,
	12/1/28 (144A)	$ 350,752
65,000	ZoomInfo Technologies LLC/ZoomInfo Finance
	Corp., 3.875%, 2/1/29 (144A)	64,513
	Total Software	$ 415,265
	Telecommunications — 6.2%
850,000	Altice France Holding S.A., 6.0%, 2/15/28 (144A)	$ 831,937
100,000	CenturyLink, Inc., 6.45%, 6/15/21	101,300
140,000	CenturyLink, Inc., 6.875%, 1/15/28	157,903
122,000	CommScope Technologies LLC, 6.0%, 6/15/25 (144A)	124,262
535,000	CommScope, Inc., 8.25%, 3/1/27 (144A)	564,425
40,000	Level 3 Financing, Inc., 4.625%, 9/15/27 (144A)	41,388
983,000	LogMeIn, Inc., 5.5%, 9/1/27 (144A)	1,027,235
445,000	Lumen Technologies, Inc., 4.5%, 1/15/29 (144A)	444,444
438,000	Lumen Technologies, Inc., 7.6%, 9/15/39	526,896
275,000	Plantronics, Inc., 4.75%, 3/1/29 (144A)	274,313

The accompanying notes are an integral part of these financial statements.
Pioneer Corporate High Yield Fund | Semiannual Report | 2/28/21 25

Schedule of Investments | 2/28/21
(unaudited) (continued)

Principal
Amount
USD ($)		Value
	Telecommunications — (continued)
1,150,000	Windstream Escrow LLC/Windstream Escrow
	Finance Corp., 7.75%, 8/15/28 (144A)	$ 1,177,313
	Total Telecommunications	$ 5,271,416
	Transportation — 2.4%
329,000	Danaos Corp., 8.5%, 3/1/28 (144A)	$ 338,047
505,000	Watco Cos., LLC/Watco Finance Corp., 6.5%,
	6/15/27 (144A)	542,648
1,060,000	Western Global Airlines LLC, 10.375%, 8/15/25 (144A)	1,184,550
	Total Transportation	$ 2,065,245
	Trucking & Leasing — 0.4%
275,000	Fortress Transportation & Infrastructure Investors LLC,
	9.75%, 8/1/27 (144A)	$ 313,692
	Total Trucking & Leasing	$ 313,692
	TOTAL CORPORATE BONDS
	(Cost $76,672,401)	$79,795,541
Face
Amount
USD ($)
	INSURANCE-LINKED SECURITIES —
	0.2% of Net Assets#
	Collateralized Reinsurance — 0.0%†
	Multiperil – Worldwide — 0.0%†
250,000(e)	Cypress Re 2017, 1/31/22	$ 25
12,000(e)	Limestone Re 2016-1, 8/31/21	600
250,000(e)(f)	Resilience Re, 5/1/21	25
		$ 650
	Total Collateralized Reinsurance	$ 650
	Reinsurance Sidecars — 0.2%
	Multiperil – U.S. — 0.1%
500,000(e)	Carnoustie Re 2017, 11/30/21	$ 65,900
1,500,000(g)	Harambee Re 2018, 12/31/21	27,750
		$ 93,650
	Multiperil – Worldwide — 0.1%
41,791(e)	Berwick Re 2018-1, 12/31/21	$ 4,015
29,857(e)	Berwick Re 2019-1, 12/31/22	3,568
250,000(g)	Blue Lotus Re 2018, 12/31/21	3,600
25,000(e)(f)	Eden Re II, 3/22/22 (144A)	20,375
217,248(e)	St. Andrews Re 2017-4, 6/1/21	21,377
250,000(g)	Thopas Re 2018, 0.0%, 12/31/21	—
1,500,000(e)	Versutus Re 2017, 11/30/21	20,850

The accompanying notes are an integral part of these financial statements.
26 Pioneer Corporate High Yield Fund | Semiannual Report | 2/28/21

Face
Amount
USD ($)		Value
Multiperil – Worldwide — (continued)
1,500,000(e)	Versutus Re 2018, 12/31/21	$ 4,200
250,000(g)	Viribus Re 2018, 0.0%, 12/31/21	—
106,153(g)	Viribus Re 2019, 12/31/22	4,363
$ 82,348
	Total Reinsurance Sidecars	$ 175,998
TOTAL INSURANCE-LINKED SECURITIES
	(Cost $404,181)	$ 176,648
Principal
Amount
USD ($)
SENIOR SECURED FLOATING RATE LOAN
INTEREST — 0.7% of Net Assets*
Entertainment — 0.7%
595,000(h)	Enterprise Development, 2/18/28	$ 599,463
	Total Entertainment	$ 599,463
TOTAL SENIOR SECURED FLOATING RATE
LOAN INTEREST
	(Cost $592,025)	$ 599,463
TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS — 94.7%
	(Cost $77,873,512)	$80,715,219
	OTHER ASSETS AND LIABILITIES — 5.3%	$ 4,503,520
	NET ASSETS — 100.0%	$85,218,739

bps REIT (144A)
Basis Points.
Real Estate Investment Trust.
Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At February 28, 2021, the value of these securities amounted to $63,045,032, or 74.0% of net assets.

†	Amount rounds to less than 0.1%.
*
Senior secured floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR, (ii) the prime rate offered by one or more major United States banks, (iii) the rate of a certificate of deposit or (iv) other base lending rates used by commercial lenders. The interest rate shown is the rate accruing at February 28, 2021.

(a)	Non-income producing security.
(b)	Debt obligation initially issued at one coupon which converts to a higher coupon at a specific date. The rate shown is the rate at February 28, 2021.
The accompanying notes are an integral part of these financial statements.
Pioneer Corporate High Yield Fund | Semiannual Report | 2/28/21 27

Schedule of Investments | 2/28/21
(unaudited) (continued)
(c)	The interest rate is subject to change periodically. The interest rate and/or reference index and spread shown at February 28, 2021.
(d)	Security is perpetual in nature and has no stated maturity date.
(e)	Issued as participation notes.
(f)	Security issued with a zero coupon. Income is recognized through accretion of discount.
(g)	Issued as preference shares.
(h)	This term loan will settle after February 28, 2021, at which time the interest rate will be determined
#	Securities are restricted as to resale.

	Acquisition
Restricted Securities	date	Cost	Value
Berwick Re 2018-1	1/29/2018	$6,891	$4,015
Berwick Re 2019-1	12/31/2018	3,568	3,568
Blue Lotus Re 2018	12/20/2017	—	3,600
Carnoustie Re 2017	1/5/2017	118,878	65,900
Cypress Re 2017	1/24/2017	840	25
Eden Re II	12/15/2017	1,494	20,375
Harambee Re 2018	12/19/2017	98,733	27,750
Limestone Re 2016-1	12/15/2016	990	600
Resilience Re	2/8/2017	124	25
St. Andrews Re 2017-4	3/31/2017	—	21,377
Thopas Re 2018	12/12/2017	33,981	—
Versutus Re 2017	1/5/2017	99,362	20,850
Versutus Re 2018	1/31/2018	18,932	4,200
Viribus Re 2018	12/22/2017	20,388	—
Viribus Re 2019	3/25/2019	—	4,363
Total Restricted Securities			$176,648
% of Net assets			0.2%

SWAP CONTRACT
CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACT — BUY PROTECTION
			Annual
Notional	Reference	Pay/	Fixed	Expiration	Premiums	Unrealized	Market
Amount ($)(1)	Obligation/Index	Receive(2)	Rate	Date	Paid	(Depreciation)	Value
7,150,000	Markit CDX North	Pay	5.00%	12/20/25	$53,625	$(712,299)	$ (658,674)
	America High Yield
	Index Series 33
TOTAL CENTRALLY CLEARED CREDIT DEFAULT
SWAP CONTRACT — BUY PROTECTION					$53,625	$(712,299)	$(658,674)
TOTAL SWAP CONTRACT					$53,625	$(712,299)	$(658,674)

(1)	The notional amount is the maximum amount that a seller of credit protection would be obligated to pay upon occurrence of a credit event.
(2)	Pays quarterly.
The accompanying notes are an integral part of these financial statements.
28 Pioneer Corporate High Yield Fund | Semiannual Report | 2/28/21

Principal amounts are denominated in U.S. dollars (“USD”) unless otherwise noted.
EUR - Euro
Purchases and sales of securities (excluding temporary cash investments) for the six months ended February 28, 2021, aggregated $34,034,697 and $53,961,484, respectively.
The Fund is permitted to engage in purchase and sale transactions (“cross trades”) with certain funds and accounts for which Amundi Asset Management US, Inc. (the “Adviser”) serves as the Fund’s investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the six months ended February 28, 2021, the Fund engaged in purchases of $361,909 which resulted in a net realized gain/(loss) of $0. During the six months ended February 28, 2021, the Fund did not engage in sales pursuant to these procedures
At February 28, 2021, the net unrealized appreciation on investments based on cost for federal tax purposes of $79,067,682 was as follows:
Aggregate gross unrealized appreciation for all investments in which
there is an excess of value over tax cost	$ 2,755,919
Aggregate gross unrealized depreciation for all investments in which
there is an excess of tax cost over value	(1,767,056)
Net unrealized appreciation	$ 988,863
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels below.
Level 1 – unadjusted quoted prices in active markets for identical securities.
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial
              Statements —Note 1A.
Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments). See Notes to Financial Statements — Note 1A.
The following is a summary of the inputs used as of February 28, 2021, in valuing the Fund’s investments:
	Level 1	Level 2	Level 3	Total
Common Stocks
Energy Equipment & Services	$117,620	$25,947	$—	$143,567
Corporate Bonds	—	79,795,541	—	79,795,541
Insurance-Linked Securities
Collateralized Reinsurance
Multiperil – Worldwide	—	—	650	650
Reinsurance Sidecars
Multiperil – U.S.	—	—	93,650	93,650
Multiperil – Worldwide	—	—	82,348	82,348
Senior Secured Floating
Rate Loan Interest	—	599,463	—	599,463
Total Investments in Securities	$117,620	$80,420,951	$176,648	$80,715,219
Other Financial Instruments
Swap contracts, at value	$—	$(658,674)	$—	$(658,674)
Total Other Financial Instruments	$—	$(658,674)	$—	$(658,674)

The accompanying notes are an integral part of these financial statements.
Pioneer Corporate High Yield Fund | Semiannual Report | 2/28/21 29

Schedule of Investments | 2/28/21
(unaudited) (continued)
The following is a reconciliation of assets valued using significant unobservable inputs (Level 3):
Insurance-
Linked
Securities
Balance as of 8/31/20	$—
Realized gain (loss)	—
Changed in unrealized appreciation (depreciation)	(227,532)
Accrued discounts/premiums	—
Purchases	500,679
Sales	(96,499)
Transfers in to Level 3*	—
Transfers out of Level 3*	—
Balance as of 2/28/21	$176,648

*	Transfers are calculated on the beginning of period value. During the six months ended February 28, 2021, there were no transfers in or out of Level 3.

Net change in unrealized appreciation (depreciation) of Level 3 investments still held and
considered Level 3 at February 28, 2021:	$(227,532)

The accompanying notes are an integral part of these financial statements.
30 Pioneer Corporate High Yield Fund | Semiannual Report | 2/28/21

Statement of Assets and Liabilities | 2/28/21
(unaudited)

ASSETS:
Investments in unaffiliated issuers, at value (cost $77,873,512)	$80,715,219
Cash	5,416,690
Foreign currencies, at value (cost $307,646)	306,034
Swaps collateral	7,212,785
Due from broker for swaps	654,285
Receivables —
Investment securities sold	497,081
Fund shares sold	36,447
Interest	1,134,088
Due from the Adviser	2,121
Other assets	27,386
Total assets	$96,002,136
LIABILITIES:
Payables —
Investment securities purchased	$2,947,835
Fund shares repurchased	249,222
Distributions	46,737
Trustees’ fees	1,258
Swaps collateral	6,766,445
Variation margin for centrally cleared swap contracts	3,942
Swap contracts, at value (net premiums received $53,625)	658,674
Due to affiliates	41,597
Accrued expenses	67,687
Total liabilities	$10,783,397
NET ASSETS:
Paid-in capital	$81,069,461
Distributable earnings	4,149,278
Net assets	$85,218,739
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
Class A (based on $21,145,249/2,318,744 shares)	$9.12
Class C (based on $9,797,332/1,080,485 shares)	$9.07
Class Y (based on $54,276,158/5,922,573 shares)	$9.16
MAXIMUM OFFERING PRICE PER SHARE:
Class A (based on $9.12 net asset value per share/100%-4.50%
maximum sales charge)	$9.55

The accompanying notes are an integral part of these financial statements.
Pioneer Corporate High Yield Fund | Semiannual Report | 2/28/21 31

Statement of Operations (unaudited)
FOR THE SIX MONTHS ENDED 2/28/21

INVESTMENT INCOME:
Interest from unaffiliated issuers	$2,457,590
Dividends from unaffiliated issuers	18,952
Total investment income		$2,476,542
EXPENSES:
Management fees	$205,191
Administrative expense	34,573
Transfer agent fees
Class A	1,693
Class C	1,088
Class Y	2,860
Distribution fees
Class A	23,476
Class C	44,709
Shareowner communications expense	1,204
Custodian fees	6,381
Registration fees	25,445
Professional fees	72,484
Printing expense	27,090
Pricing fees	6,146
Trustees’ fees	3,269
Miscellaneous	4,281
Total expenses		$459,890
Less fees waived and expenses reimbursed by the Adviser		(139,515)
Net expenses		$320,375
Net investment income		$2,156,167
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers	$1,301,045
Swap contracts	951,676
Other assets and liabilities denominated in
foreign currencies	(50)	$2,252,671
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	$3,816,715
Swap contracts	(738,940)
Other assets and liabilities denominated in
foreign currencies	(1,623)	$3,076,152
Net realized and unrealized gain (loss) on investments		$5,328,823
Net increase in net assets resulting from operations		$7,484,990

The accompanying notes are an integral part of these financial statements.
32 Pioneer Corporate High Yield Fund | Semiannual Report | 2/28/21

Statements of Changes in Net Assets

	Six Months
	Ended	Year
	2/28/21	Ended
	(unaudited)	8/31/20
FROM OPERATIONS:
Net investment income (loss)	$2,156,167	$1,193,509
Net realized gain (loss) on investments	2,252,671	(784,963)
Change in net unrealized appreciation (depreciation)
on investments	3,076,152	(139,036)
Net increase in net assets resulting from operations	$7,484,990	$269,510
DISTRIBUTIONS TO SHAREOWNERS:
Class A* ($0.25 and $0.47 per share, respectively)	$(509,310)	$(456,580)
Class C* ($0.21 and $0.41 per share, respectively)	(205,285)	(162,272)
Class Y* ($0.26 and $0.50 per share, respectively)	(1,545,764)	(592,086)
Total distributions to shareowners	$(2,260,359)	$(1,210,938)
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares	$4,104,851	$6,941,361
Shares issued in reorganization	97,124,435	—
Reinvestment of distributions	2,179,582	178,356
Cost of shares repurchased	(46,253,851)	(3,965,129)
Net increase in net assets resulting from Fund
share transactions	$57,155,017	$3,154,588
Net increase in net assets	$62,379,648	$2,213,160
NET ASSETS:
Beginning of period	$22,839,091	$20,625,931
End of period	$85,218,739	$22,839,091

*
Historical share amounts prior to September 25, 2020 have been adjusted to reflect the conversion ratios used for the reorganization of the Fund (formerly known as Pioneer Dynamic Credit Fund) with the Predecessor Fund.

The accompanying notes are an integral part of these financial statements.
Pioneer Corporate High Yield Fund | Semiannual Report | 2/28/21 33

Statements of Changes in Net Assets
(continued)

	Six Months	Six Months
	Ended	Ended	Year	Year
	2/28/21	2/28/21	Ended	Ended
	Shares	Amount	8/31/20	8/31/20
	(unaudited)	(unaudited)	Shares	Amount
Class A*
Shares sold	384,265	$2,452,519	178,005	$1,828,563
Shares issued in
reorganization	2,188,422	18,835,176	—	—
Reinvestment of
distributions	55,607	495,984	2,923	31,239
Less shares repurchased	(1,230,390)	(10,758,840)	(95,536)	(957,820)
Net increase	1,397,904	$11,024,839	85,392	$901,982
Class C*
Shares sold	21,577	$70,033	1,921	$21,799
Shares issued in
reorganization	1,291,533	11,054,272	—	—
Reinvestment of
distributions	23,641	205,285	164	1,804
Less shares repurchased	(342,409)	(3,023,954)	(281,284)	(3,000,212)
Net increase (decrease)	994,342	$8,305,636	(279,739)	$(2,976,609)
Class Y*
Shares sold	21,577	$1,582,299	446,257	$5,090,999
Shares issued in
reorganization	7,770,271	67,234,987	—	—
Reinvestment of
distributions	164,876	1,478,313	13,952	145,313
Less shares repurchased	(3,657,274)	(32,471,057)	(654)	(7,097)
Net increase	4,606,161	$37,824,542	459,555	$5,229,215

*
Historical share amounts prior to September 25, 2020 have been adjusted to reflect the conversion ratios used for the reorganization of the Fund (formerly known as Pioneer Dynamic Credit Fund) with the Predecessor Fund.

The accompanying notes are an integral part of these financial statements.
34 Pioneer Corporate High Yield Fund | Semiannual Report | 2/28/21

Financial Highlights

	Six Months
	Ended		Year	Year	Year
	2/28/21*		Ended	Ended	Ended	1/3/17(^) to
	(unaudited)		8/31/20*	8/31/19*	8/31/18*	8/31/17*
Class A
Net asset value, beginning of period	$8.78		$9.06	$8.90	$9.13	$8.93
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.23		$0.46	$0.45	$0.42	$0.26
Net realized and unrealized gain (loss) on investments	0.36		(0.27)	0.16	(0.20)	0.19
Net increase (decrease) from investment operations	$0.59		$0.19	$0.61	$0.22	$0.45
Distributions to shareowners:
Net investment income	(0.25)		(0.47)	(0.45)	(0.41)	(0.25)
Net realized gain	—		—	—	(0.04)	—
Total distributions	$(0.25)		$(0.47)	$(0.45)	$(0.45)	$(0.25)
Net increase (decrease) in net asset value	$0.34		$(0.28)	$0.16	$(0.23)	$0.20
Net asset value, end of period	$9.12		$8.78	$9.06	$8.90	$9.13
Total return (b)	6.77	%(c)	2.25%	7.13%	2.60%	5.00	%(c)
Ratio of net expenses to average net assets	0.90	%(d)	0.93%	1.00%	1.01%	1.02	%(d)
Ratio of net investment income (loss) to average net assets	5.12	%(d)	5.27%	5.10%	4.68%	4.40	%(d)
Portfolio turnover rate	51	%(c)	92%	60%	114%	113	%(c)
Net assets, end of period (in thousands)	$21,145		$9,052	$8,374	$8,009	$8,076
Ratios with no waiver of fees and assumption of expenses by
the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.23	%(d)	2.03%	2.12%	1.91%	3.89	%(d)
Net investment income (loss) to average net assets	4.79	%(d)	4.17%	3.98%	3.78%	1.53	%(d)

*
The Fund acquired the assets and liabilities of Pioneer Corporate High Yield Fund (the “Predecessor Fund”) on September 25, 2020 (the “reorganization”). As a result of the reorganization, the Pred- ecessor Fund’s performance and financial history became the performance and financial history of the Fund. Historical per-share amounts prior to September 25, 2020 have been adjusted to reflect the conversion ratio used to align the net asset values of the Predecessor Fund with those of the Fund. See Notes to Financial Statements — Note 1.

(^)	Class A shares commenced operations on January 3, 2017.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(c)	Not annualized.
(d)	Annualized.
The accompanying notes are an integral part of these financial statements.
Pioneer Corporate High Yield Fund | Semiannual Report | 2/28/21 35

Financial Highlights (continued)

	Six Months
	Ended		Year	Year	Year
	2/28/21*		Ended	Ended	Ended	1/3/17^ to
	(unaudited)		8/31/20*	8/31/19*	8/31/18*	8/31/17*
Class C
Net asset value, beginning of period	$8.73		$8.94	$8.79	$9.01	$8.82
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.20		$0.41	$0.38	$0.35	$0.21
Net realized and unrealized gain (loss) on investments	0.35		(0.21)	0.15	(0.19)	0.18
Net increase (decrease) from investment operations	$0.55		$0.20	$0.53	$0.16	$0.39
Distributions to shareowners:
Net investment income	$(0.21)		$(0.41)	$(0.38)	$(0.34)	$(0.20)
Net realized gain	—		—	—	(0.04)	—
Total distributions	$(0.21)		$(0.41)	$(0.38)	$(0.38)	$(0.20)
Net increase (decrease) in net asset value	$0.34		$(0.21)	$0.15	$(0.22)	$0.19
Net asset value, end of period	$9.07		$8.73	$8.94	$8.79	$9.01
Total return (b)	6.36	%(c)	2.30%	6.34%	1.84%	4.44	%(c)
Ratio of net expenses to average net assets	1.63	%(d)	1.50%	1.75%	1.75%	1.75	%(d)
Ratio of net investment income (loss) to average net assets	4.44	%(d)	4.67%	4.35%	3.94%	3.67	%(d)
Portfolio turnover rate	51	%(c)	92%	60%	114%	113	%(c)
Net assets, end of period (in thousands)	$9,797		$853	$4,089	$3,983	$4,032
Ratios with no waiver of fees and assumption of expenses by
the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.96	%(d)	2.58%	2.87%	2.65%	4.63	%(d)
Net investment income (loss) to average net assets	4.11	%(d)	3.59%	3.23%	3.04%	0.79	%(d)

*
The Fund acquired the assets and liabilities of Pioneer Corporate High Yield Fund (the “Predecessor Fund”) on September 25, 2020 (the “reorganization”). As a result of the reorganization, the Pred- ecessor Fund’s performance and financial history became the performance and financial history of the Fund. Historical per-share amounts prior to September 25, 2020 have been adjusted to reflect the conversion ratio used to align the net asset values of the Predecessor Fund with those of the Fund. See Notes to Financial Statements — Note 1.

^	Class C shares commenced operations on January 3, 2017.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(c)	Not annualized.
(d)	Annualized.
The accompanying notes are an integral part of these financial statements.
36 Pioneer Corporate High Yield Fund | Semiannual Report | 2/28/21

	Six Months
	Ended		Year	Year	Year
	2/28/21*		Ended	Ended	Ended	1/3/17^ to
	(unaudited)		8/31/20*	8/31/19*	8/31/18*	8/31/17*
Class Y
Net asset value, beginning of period	$8.82		$9.11	$8.95	$9.17	$8.98
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.24		$0.48	$0.48	$0.45	$0.28
Net realized and unrealized gain (loss) on investments	0.36		(0.27)	0.16	(0.20)	0.17
Net increase (decrease) from investment operations	$0.60		$0.21	$0.64	$0.25	$0.45
Distributions to shareowners:
Net investment income	$(0.26)		$(0.50)	$(0.48)	$(0.43)	$(0.26)
Net realized gain	—		—	—	(0.04)	—
Total distributions	$(0.26)		$(0.50)	$(0.48)	$(0.47)	$(0.26)
Net increase (decrease) in net asset value	$0.34		$(0.29)	$0.16	$(0.22)	$0.19
Net asset value, end of period	$9.16		$8.82	$9.11	$8.95	$9.17
Total return (b)	6.84	%(c)	2.53%	7.41%	2.86%	5.14	%(c)
Ratio of net expenses to average net assets	0.60	%(d)	0.63%	0.75%	0.75%	0.75	%(d)
Ratio of net investment income (loss) to average net assets	5.43	%(d)	5.58%	5.35%	4.94%	4.67	%(d)
Portfolio turnover rate	51	%(c)	92%	60%	114%	113	%(c)
Net assets, end of period (in thousands)	$54,276		$12,934	$8,163	$8,021	$8,081
Ratios with no waiver of fees and assumption of expenses by
the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	0.94	%(d)	1.76%	1.87%	1.66%	3.63	%(d)
Net investment income (loss) to average net assets	5.09	%(d)	4.45%	4.23%	4.03%	1.79	%(d)

*
The Fund acquired the assets and liabilities of Pioneer Corporate High Yield Fund (the “Predecessor Fund”) on September 25, 2020 (the “reorganization”). As a result of the reorganization, the Predecessor Fund’s performance and financial history became the performance and financial history of the Fund. Historical per-share amounts prior to September 25, 2020 have been adjusted to reflect the conversion ratio used to align the net asset values of the Predecessor Fund with those of the Fund. See Notes to Financial Statements — Note 1.

^	Class Y shares commenced operations on January 3, 2017.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(c)	Not annualized.
(d)	Annualized.
The accompanying notes are an integral part of these financial statements.
Pioneer Corporate High Yield Fund | Semiannual Report | 2/28/21 37

Notes to Financial Statements | 2/28/21
(unaudited)
1. Organization and Significant Accounting Policies
Pioneer Corporate High Yield Fund (the “Fund”) is one of three portfolios comprising Pioneer Series Trust X, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund acquired the assets and liabilities of Pioneer Corporate High Yield Fund (the “Predecessor Fund”), a series of Pioneer Series Trust V, on September 25, 2020. The Predecessor Fund is the accounting survivor of the reorganization. Accordingly, the Predecessor Fund’s performance and financial history have become the performance and financial history of the Fund. The financial highlights and shareholder activity, as reflected in the statement of changes in net assets, have been adjusted to reflect the conversion ratios used for the reorganization of the Fund with the Predecessor Fund. Prior to the reorganization, the Fund was named Pioneer Dynamic Credit Fund. The investment objective of the Fund is to achieve a high level of current income and long-term capital appreciation.
The Fund offers four classes of shares designated as Class A, Class C, Class K and Class Y shares. Class K shares had not commenced operations as of February 28, 2021. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Trust gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder’s voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.
Amundi Asset Management US, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the Fund’s investment adviser (the “Adviser”). Prior to January 1, 2021, the Adviser was named Amundi Pioneer Asset Management, Inc. Amundi Distributor US, Inc., an affiliate of Amundi Asset Management US, Inc., serves as the Fund’s distributor (the “Distributor”).
38 Pioneer Corporate High Yield Fund | Semiannual Report | 2/28/21

In August 2018, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update 2018-13 “Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”) which modifies disclosure requirements for fair value measurements, principally for Level 3 securities and transfers between levels of the fair value hierarchy. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. The Fund has adopted ASU 2018-13 for the six months ended February 28, 2021. The impact to the Fund’s adoption was limited to changes in the Fund’s disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy and disclosure of the range and weighted average used to develop significant unobservable inputs for Level 3 fair value investments, when applicable.
In March 2020, FASB issued an Accounting Standard Update, ASU 2020-04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other LIBOR-based reference rates at the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 on the Fund’s investments, derivatives, debt and other contracts, if applicable, that will undergo reference rate-related modifications as a result of the reference rate reform.
The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:
A.  Security Valuation
The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.
Pioneer Corporate High Yield Fund | Semiannual Report | 2/28/21 39

Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.
Loan interests are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent third party pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited.
Event-linked bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance-linked securities (including reinsurance sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance industry valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.
Equity securities are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities which may include restricted securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.
40 Pioneer Corporate High Yield Fund | Semiannual Report | 2/28/21

The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund’s shares are determined as of such times. The Fund may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.
Swap contracts, including interest rate swaps, caps and floors (other than centrally cleared swap contracts), are valued at the dealer quotations obtained from reputable International Swap Dealers Association members. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.
Securities or loan interests for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Fund’s Board of Trustees. The Adviser’s fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.
Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund’s net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund’s securities may differ significantly from exchange prices, and such differences could be material.
At February 28, 2021, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry pricing model).
Pioneer Corporate High Yield Fund | Semiannual Report | 2/28/21 41

B.   Investment Income and Transactions
Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.
Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.
Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.
Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.
C.   Foreign Currency Translation
The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.
Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency exchange contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.
D.   Federal Income Taxes
It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of March 31, 2020, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.
42 Pioneer Corporate High Yield Fund | Semiannual Report | 2/28/21

The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.
The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended March 31, 2020 was as follows:
2020
Distributions paid from:
Ordinary income	$7,765,368
Return of Capital	459,598
Total	$8,224,966
The following shows the components of distributable earnings on a federal income tax-basis at March 31, 2020:
2020
Distributable earnings/(losses):
Capital loss carryforward	$(63,829,028)
Current year late year loss	(29,699)
Current year dividend payable	(108,401)
Unrealized depreciation	(17,278,453)
Total	$(81,245,581)

The difference between book basis and tax basis unrealized depreciation is attributable to the tax deferral of losses on wash sales, adjustments relating to insurance-linked securities, the tax treatment of premium and amortization, the mark to market of forward and futures contracts, tax basis adjustments on Real Estate Investment Trust (REIT) holdings, interest accruals on preferred stock, partnerships and other holdings.
E.   Fund Shares
The Fund records sales and repurchases of its shares as of trade date. The Distributor earned $30 in underwriting commissions on the sale of Class A shares during the six months ended February 28, 2021.
Pioneer Corporate High Yield Fund | Semiannual Report | 2/28/21 43

F.   Class Allocations
Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.
Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class C shares of the Fund, respectively (see Note 5). Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund’s transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 4).
The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C and Class Y shares can reflect different transfer agent and distribution expense rates.
G.   Risks
The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. A general rise in interest rates could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from the Fund.
At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund’s investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions.
44 Pioneer Corporate High Yield Fund | Semiannual Report | 2/28/21

The Fund invests in below-investment-grade (high-yield) debt securities and preferred stocks. Some of these high-yield securities may be convertible into equity securities of the issuer. Debt securities rated below-investment-grade are commonly referred to as “junk bonds” and are considered speculative. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities.
The Fund’s investments, payment obligations and financing terms may be based on floating rates, such as LIBOR (London Interbank Offered Rate). The UK Financial Conduct Authority and LIBOR’s administrator, ICE Benchmark Administration (“IBA”), have announced that most LIBOR rates will no longer be published after the end of 2021 and a majority of U.S. dollar LIBOR rates will no longer be published after June 30, 2023. It is possible that the FCA may compel the IBA to publish a subset of LIBOR settings after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the fund, issuers of instruments in which the fund invests, and financial markets generally.
With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as Brown Brothers Harriman & Co., the Fund’s custodian and accounting agent, and DST Asset Manager Solutions, Inc., the Fund’s transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Fund nor the Adviser exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at the Adviser or the Fund’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory
Pioneer Corporate High Yield Fund | Semiannual Report | 2/28/21 45

fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.
COVID-19
The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the Fund’s investments. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, will not be known for some time. The consequences of high public debt, including its future impact on the economy and securities markets, likewise may not be known for some time.
The Fund’s prospectus contains unaudited information regarding the Fund’s principal risks. Please refer to that document when considering the Fund’s principal risks.
H.   Restricted Securities
Restricted Securities are subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933.
Disposal of restricted investments may involve negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Fund at February 28, 2021 are listed in the Schedule of Investments.
46 Pioneer Corporate High Yield Fund | Semiannual Report | 2/28/21

I.   Insurance-Linked Securities (“ILS”)
The Fund invests in ILS. The Fund could lose a portion or all of the principal it has invested in an ILS, and the right to additional interest or dividend payments with respect to the security, upon the occurrence of one or more trigger events, as defined within the terms of an insurance-linked security. Trigger events, generally, are hurricanes, earthquakes, or other natural events of a specific size or magnitude that occur in a designated geographic region during a specified time period, and/or that involve losses or other metrics that exceed a specific amount. There is no way to accurately predict whether a trigger event will occur, and accordingly, ILS carry significant risk. The Fund is entitled to receive principal, and interest and/or dividend payments so long as no trigger event occurs of the description and magnitude specified by the instrument. In addition to the specified trigger events, ILS may expose the Fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.
The Fund’s investments in ILS may include event-linked bonds. ILS also may include special purpose vehicles (“SPVs”) or similar instruments structured to comprise a portion of a reinsurer’s catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to specific risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties (“ILWs”). A traditional ILW takes the form of a bilateral reinsurance contract, but there are also products that take the form of derivatives, collateralized structures, or exchange-traded instruments.
Where the ILS are based on the performance of underlying reinsurance contracts, the Fund has limited transparency into the individual underlying contracts, and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for the Adviser to fully evaluate the underlying risk profile of the Fund’s structured reinsurance investments, and therefore the Fund’s assets are placed at greater risk of loss than if the Adviser had more complete information. Structured reinsurance instruments generally will be considered illiquid securities by the Fund. These securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Fund is forced to sell an illiquid asset, the Fund may be forced to sell at a loss.
Pioneer Corporate High Yield Fund | Semiannual Report | 2/28/21 47

J.   Credit Default Swap Contracts
A credit default swap is a contract between a buyer of protection and a seller of protection against a pre-defined credit event or an underlying reference obligation, which may be a single security or a basket or index of securities. The Fund may buy or sell credit default swap contracts to seek to increase the Fund’s income, or to attempt to hedge the risk of default on portfolio securities. A credit default swap index is used to hedge risk or take a position on a basket of credit entities or indices.
As a seller of protection, the Fund would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Fund. In return, the Fund would receive from the counterparty a periodic stream of payments during the term of the contract, provided that no event of default occurred. The maximum exposure of loss to the seller would be the notional value of the credit default swaps outstanding. If no default occurs, the Fund would keep the stream of payments and would have no payment obligation. The Fund may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Fund would function as the counterparty referenced above.
As a buyer of protection, the Fund makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment made by the Fund, as the protection buyer, is recorded within the “Swap contracts, at value” line item on the Statement of Assets and Liabilities. Periodic payments received or paid by the Fund are recorded as realized gains or losses on the Statement of Operations.
Credit default swap contracts are marked-to-market daily using valuations supplied by independent sources, and the change in value, if any, is recorded within the “Swap contracts, at value” line item on the Statement of Assets and Liabilities. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses on the Statement of Operations.
Credit default swap contracts involving the sale of protection may involve greater risks than if the Fund had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a protection buyer and no credit event occurs, it will lose its investment. If the Fund is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Fund, together with the periodic payments received, may be less than the amount the Fund pays to the
48 Pioneer Corporate High Yield Fund | Semiannual Report | 2/28/21

protection buyer, resulting in a loss to the Fund. In addition, obligations under sell protection credit default swaps may be partially offset by net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same reference obligation with the same counterparty.
Certain swap contracts that are cleared through a central clearinghouse are referred to as centrally cleared swaps. All payments made or received by the Fund are pursuant to a centrally cleared swap contract with the central clearing party rather than the original counterparty. Upon entering into a centrally cleared swap contract, the Fund is required to make an initial margin deposit, either in cash or in securities. The daily change in value on open centrally cleared contracts is recorded as “Variation margin for centrally cleared swap contracts” on the Statement of Assets and Liabilities. Cash received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is recorded as either “Due from broker for swaps” or “Due to broker for swaps” on the Statement of Assets and Liabilities. The amount of cash deposited with a broker as collateral at February 28, 2021, is recorded as “Swaps collateral” on the Statement of Assets and Liabilities.
The average market value of credit default swap contracts open during the six months ended February 28, 2021, was $3,928. Open credit default swap contracts at February 28, 2021, are listed in the Schedule of Investments.
2.   Management Agreement
The Adviser manages the Fund’s portfolio. Management fees are calculated daily and paid monthly at the annual rate of 0.50% of the Fund’s average daily net assets up to $1 billion and 0.45% of the Fund’s average daily net assets over $1 billion. For the six months ended February 28, 2021, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.50% (annualized) of the Fund’s average daily net assets.
The Adviser has contractually agreed to limit ordinary operating expenses to the extent required to reduce fund expenses to 0.90%, 1.65%, and 0.60% of the average daily net assets attributable to Class A, Class C and Class Y shares, respectively. These expense limitations are in effect through January 1, 2022. Fees waived and expenses reimbursed during the year ended are reflected on the Statement of Operations. There can be no assurance that the Adviser will extend the expense limitation agreement for a class of shares beyond the date referred to above.
In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements.
Pioneer Corporate High Yield Fund | Semiannual Report | 2/28/21 49

Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $39,530 in management fees, administrative costs and certain other reimbursements payable to the Adviser at February 28, 2021.
Prior to the reorganization, the Fund paid an annual fee equal to 0.70% of the fund’s average daily net assets up to $1 billion and 0.65% of the fund’s average daily net assets over $1 billion.
3. Compensation of Trustees and Officers
The Fund pays an annual fee to its Trustees. The Adviser reimburses the Fund for fees paid to the Interested Trustees. The Fund does not pay any salary or other compensation to its officers. For the year ended February 28, 2021, the Fund paid $3,269 in Trustees’ compensation, which is reflected on the Statement of Operations as Trustees’ fees. At February 28, 2021, the Fund had a payable for Trustees’ fees on its Statement of Assets and Liabilities of $1,258.
4. Transfer Agent
DST Asset Manager Solutions, Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund’s omnibus relationship contracts.
In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings, and outgoing phone calls. For the six months ended February 28, 2021, such out-of-pocket expenses by class of shares were as follows:
Shareowner Communications:
Class A	$669
Class C	211
Class Y	324
Total	$1,204

5. Distribution and Service Plans
The Fund has adopted a distribution plan (the “Plan”) pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A and Class C shares. Pursuant to the Plan, the Fund pays the Distributor 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee
50 Pioneer Corporate High Yield Fund | Semiannual Report | 2/28/21

and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $2,067 in distribution fees payable to the Distributor at February 28, 2021.
In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (“CDSC”). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00% based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the six months ended February 28, 2021, no CDSCs were paid to Distributor.
6. Line of Credit Facility
The Fund, along with certain other funds in the Pioneer Family of Funds (the “Funds”), participates in a committed, unsecured revolving line of credit (“credit facility”). Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the credit facility or the limits set for borrowing by the Fund’s prospectus and the 1940 Act. Effective February 4, 2021, the Fund participates in a facility in the amount of $450 million. Prior to February 4, 2021, the Fund participated in a facility in the amount of $300 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (“LIBOR”) plus a credit spread. The Fund also pays an annual commitment fee to participate in a credit facility. The commitment fee in the amount of 0.25% of the daily unused portion of each lender’s commitment is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the six months ended February 28, 2021, the Fund had no borrowings under the credit facility.
7. Additional Disclosures about Derivative Instruments and Hedging Activities
The Fund’s use of derivatives may enhance or mitigate the Fund’s exposure to the following risks:
Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.
Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.
Pioneer Corporate High Yield Fund | Semiannual Report | 2/28/21 51

Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.
Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange rate risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.
Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.
The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at February 28, 2021, was as follows:
			Foreign
Statement of Assets	Interest	Credit	Exchange	Equity	Commodity
and Liabilities	Rate Risk	Risk	Rate Risk	Risk	Risk
Liabilities
Swap contracts,
at value	$—	$658,674	$—	$—	$—
Total Value	$—	$658,674	$—	$—	$—
The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at February 28, 2021, was as follows:
			Foreign
	Interest	Credit	Exchange	Equity	Commodity
Statement of Operations	Rate Risk	Risk	Rate Risk	Risk	Risk
Net realized gain
(loss) on:
Swap contracts	$—	$951,676	$—	$—	$—
Total Value	$—	$951,676	$—	$—	$—
Change in net
unrealized appreciation
(depreciation) on:
Swap contracts	$—	$(738,940)	$—	$—	$—
Total Value	$—	$(738,940)	$—	$—	$—

8. Reorganization Information
On September 25, 2020 (“Closing Date”), the Predecessor Fund was reorganized with the Fund pursuant to a plan of reorganization approved by the Board of Trustees of the Fund and the Predecessor Fund. The purpose of this transaction was to combine two funds (managed by Amundi) with similar investment objectives and strategies.
52 Pioneer Corporate High Yield Fund | Semiannual Report | 2/28/21

This reorganization was accomplished by exchanging the assets and liabilities of the Predecessor Fund for shares of the Fund. Neither the Funds nor their shareowners realized gain (loss) as a direct result of the reorganization. Shareowners holding Class A, C and Y shares of the Predecessor Fund received Class A, C and Y shares of the Fund, respectively, in the reorganization. The investment portfolio of the Predecessor Fund, with an aggregate value of $20,416,891 and an identified cost of $20,754,014 at September 25, 2020, was the principal asset acquired by the Fund.
For financial reporting purposes, assets received and shares issued by the Fund were recorded at net asset value, however, the cost basis of the investments received from the Predecessor Fund was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareowners for tax reporting purposes.
The Fund was the legal survivor of the reorganization. The Predecessor Fund was the accounting survivor of the reorganization. Accordingly, the Predecessor Fund’s performance and financial history became the performance and financial history of the Fund. Prior to the reorganization, the Fund was named Pioneer Dynamic Credit Fund.
The following charts show the details of the reorganization as of the Closing Date:

	Fund, (formerly,	Predecessor Fund	Fund (renamed
	Pioneer Dynamic	(Pioneer Corporate	Pioneer Corporate
	Credit Fund)	High Yield Fund)	High Yield Fund)
	(Pre-Reorganization)	(Pre-Reorganization)	(Post-Reorganization)
Net Assets
Class A	$18,835,176	$ 8,589,931	$ 27,425,107
Class C	11,054,272	836,239	11,890,511
Class Y	67,234,987	12,684,049	79,919,036
Total Net Assets	$97,124,435	$22,110,219	$119,234,654
Shares Outstanding
Class A	2,188,422	997,664*	3,186,086
Class C	1,291,533	97,692*	1,389,225
Class Y	7,770,271	1,466,357*	9,236,628

*	Share amounts have been adjusted to reflect the conversion ratios utilized to align the net asset values of the Predecessor Fund with those of the Fund.
Pioneer Corporate High Yield Fund | Semiannual Report | 2/28/21 53

	Pre-conversion	Conversion	Post-conversion
	Shares	Ratio*	Shares*
Class A	890,984	1.1197	997,664
Class C	86,169	1.1337	97,692
Class Y	1,316,312	1.1140	1,466,357

	Conversion	Shares Issued in
	Ratio	Reorganization**
Class A	1.0000	2,188,422
Class C	1.0000	1,291,533
Class Y	1.0000	7,770,271

**	Reflects shares issued by the Predecessor Fund, the accounting survivor, as shown on the Statement of Changes in Net Assets.

	Unrealized	Accumulated
	Appreciation	Gain
	on Closing Date	on Closing Date
Fund	$ (1,009,354)	$ (67,104,414)
Predecessor Fund	(337,123)	(1,181,865)

Assuming the reorganizations had been completed on September 1, 2020, the beginning of the Fund’s current fiscal year, the pro forma results of operations for the six months ended February 28, 2021, are as follows:
Net Investment Income (Loss)	$2,460,822
Net Realized and Unrealized Gains	2,911,142
Change in Net Assets Resulting from Operations	$5,371,964

Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practical to separate the amounts of revenue and earnings of the Corporate High Yield Fund that have been included in the Statements of Operations since the Reorganization was consummated.
54 Pioneer Corporate High Yield Fund | Semiannual Report | 2/28/21

Approval of Investment Management Agreement
Amundi Pioneer Asset Management, Inc.1 (“APAM”) serves as the investment adviser to Pioneer Corporate High Yield Fund (the “Fund”) pursuant to an investment management agreement between APAM and the Fund. In order for APAM to remain the investment adviser of the Fund, the Trustees of the Fund must determine annually whether to renew the investment management agreement for the Fund.
The contract review process began in January 2020 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2020, July 2020 and September 2020. In addition, the Trustees reviewed and discussed the Fund’s performance at regularly scheduled meetings throughout the year, and took into account other information related to the Fund provided to the Trustees at regularly scheduled meetings, in connection with the review of the Fund’s investment management agreement.
In March 2020, the Trustees, among other things, discussed the memorandum provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment management agreement, and reviewed and discussed the qualifications of the investment management teams for the Fund, as well as the level of investment by the Fund’s portfolio managers in the Fund. In July 2020, the Trustees, among other things, reviewed the Fund’s management fees and total expense ratios, the financial statements of APAM and its parent companies, profitability analyses provided by APAM, and analyses from APAM as to possible economies of scale. The Trustees also reviewed the profitability of the institutional business of APAM and APAM’s affiliate, Amundi Pioneer Institutional Asset Management, Inc.2 (“APIAM” and, together with APAM, “Amundi Pioneer”), as compared to that of APAM’s fund management business, and considered the differences between the fees and expenses of the Fund and the fees and expenses of APAM’s and APIAM’s institutional accounts, as well as the different services provided by APAM to the Fund
[1]	Effective January 1, 2021, Amundi Pioneer Asset Management, Inc. changed its name to Amundi Asset Management US, Inc. (“Amundi US”).
[2]
Effective January 1, 2021, Amundi Pioneer Institutional Asset Management, Inc. (“APIAM”) merged with and into Amundi US. After the Merger, the investment advisory services previously provided by APIAM are now provided through Amundi US.

Pioneer Corporate High Yield Fund | Semiannual Report | 2/28/21 55

and by APAM and APIAM to the institutional accounts. The Trustees further considered contract review materials, including additional materials received in response to the Trustees’ request, in September 2020.
At a meeting held on September 15, 2020, based on their evaluation of the information provided by APAM and third parties, the Trustees of the Fund, including the Independent Trustees voting separately, unanimously approved the renewal of the investment management agreement for another year. In approving the renewal of the investment management agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.
Nature, Extent and Quality of Services
The Trustees considered the nature, extent and quality of the services that had been provided by APAM to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees also reviewed APAM’s investment approach for the Fund and its research process. The Trustees considered the resources of APAM and the personnel of APAM who provide investment management services to the Fund. They also reviewed the amount of non-Fund assets managed by the portfolio managers of the Fund. They considered the non-investment resources and personnel of APAM that are involved in APAM’s services to the Fund, including APAM’s compliance, risk management, and legal resources and personnel. The Trustees noted the substantial attention and high priority given by APAM’s senior management to the Pioneer Fund complex. The Trustees considered the implementation and effectiveness of APAM’s business continuity plan in response to the COVID-19 pandemic.
The Trustees considered that APAM supervises and monitors the performance of the Fund’s service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund’s business management and operations. The Trustees also considered that, as administrator, APAM is responsible for the administration of the Fund’s business and other affairs. The Trustees considered the fees paid to APAM for the provision of administration services.
Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by APAM to the Fund were satisfactory and consistent with the terms of the investment management agreement.
56 Pioneer Corporate High Yield Fund | Semiannual Report | 2/28/21

Performance of the Fund
In considering the Fund’s performance, the Trustees regularly review and discuss throughout the year data prepared by APAM and information comparing the Fund’s performance with the performance of its peer group of funds, as classified by Morningstar, Inc. (Morningstar), and with the performance of the Fund’s benchmark index. They also discuss the Fund’s performance with APAM on a regular basis. The Trustees’ regular reviews and discussions were factored into the Trustees’ deliberations concerning the renewal of the investment management agreement.
Management Fee and Expenses
The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. The peer group comparisons referred to below are organized in quintiles. Each quintile represents one-fifth of the peer group. In all peer group comparisons referred to below, first quintile is most favorable to the Fund’s shareowners. The Trustees noted that they separately review and consider the impact of the Fund’s transfer agency and Fund- and APAM-paid expenses for sub-transfer agency and intermediary arrangements, and that the results of the most recent such review were considered in the consideration of the Fund’s expense ratio.
The Trustees considered that the Fund’s management fee for the most recent fiscal year was in the fifth quintile relative to the management fees paid by other funds in its Morningstar category for the comparable period. The Trustees considered that the expense ratio of the Fund’s Class A shares for the most recent fiscal year was in the second quintile relative to its Strategic Insight peer group for the comparable period. The Trustees noted that APAM had agreed to waive fees and/or reimburse expenses in order to limit the ordinary operating expenses of the Fund.
The Trustees reviewed management fees charged by APAM and APIAM to institutional and other clients, including publicly offered European funds sponsored by APAM’s affiliates, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered APAM’s costs in providing services to the Fund and APAM’s and APIAM’s costs in providing services to the other clients and considered the differences in management fees and profit margins for fund and non-fund services. In evaluating the
Pioneer Corporate High Yield Fund | Semiannual Report | 2/28/21 57

fees associated with APAM’s and APIAM’s client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and other client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment management agreement with the Fund, APAM performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund’s other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the entrepreneurial risks associated with APAM’s management of the Fund.
The Trustees concluded that the management fee payable by the Fund to APAM was reasonable in relation to the nature and quality of the services provided by APAM.
Profitability
The Trustees considered information provided by APAM regarding the profitability of APAM with respect to the advisory services provided by APAM to the Fund, including the methodology used by APAM in allocating certain of its costs to the management of the Fund. The Trustees also considered APAM’s profit margin in connection with the overall operation of the Fund. They further reviewed the financial results, including the profit margins, realized by APAM and APIAM from non-fund businesses. The Trustees considered APAM’s profit margins in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that APAM’s profitability with respect to the management of the Fund was not unreasonable.
Economies of Scale
The Trustees considered APAM’s views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with the Fund and Fund shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by APAM in research and analytical capabilities and APAM’s commitment and resource allocation to the Fund. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability
58 Pioneer Corporate High Yield Fund | Semiannual Report | 2/28/21

may vary for other reasons including due to reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.
Other Benefits
The Trustees considered the other benefits that APAM enjoys from its relationship with the Fund. The Trustees considered the character and amount of fees paid or to be paid by the Fund, other than under the investment management agreement, for services provided by APAM and its affiliates. The Trustees further considered the revenues and profitability of APAM’s businesses other than the Fund business. To the extent applicable, the Trustees also considered the benefits to the Fund and to APAM and its affiliates from the use of “soft” commission dollars generated by the Fund to pay for research and brokerage services.
The Trustees considered that Amundi Pioneer is the principal U.S. asset management business of Amundi, which is one of the largest asset managers globally. Amundi’s worldwide asset management business manages over $1.7 trillion in assets (including the Pioneer Funds). The Trustees considered that APAM’s relationship with Amundi creates potential opportunities for APAM, APIAM and Amundi that derive from APAM’s relationships with the Fund, including Amundi’s ability to market the services of APAM globally. The Trustees noted that APAM has access to additional research and portfolio management capabilities as a result of its relationship with Amundi and Amundi’s enhanced global presence that may contribute to an increase in the resources available to APAM. The Trustees considered that APAM and the Fund receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Fund, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by APAM as a result of its relationship with the Fund were reasonable.
Conclusion
After consideration of the factors described above as well as other factors, the Trustees, including the Independent Trustees, concluded that the investment management agreement for the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment management agreement.
Pioneer Corporate High Yield Fund | Semiannual Report | 2/28/21 59

Trustees, Officers and Service Providers

Trustees Thomas J. Perna, Chairman John E. Baumgardner, Jr. Diane Durnin Benjamin M. Friedman Lisa M. Jones Lorraine H. Monchak Marguerite A. Piret Fred J. Ricciardi Kenneth J. Taubes	Officers Lisa M. Jones, President and Chief Executive Officer Mark E. Bradley, Treasurer and Chief Financial and Accounting Officer Christopher J. Kelley, Secretary and Chief Legal Officer
Investment Adviser and Administrator
Amundi Asset Management US, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Amundi Distributor US, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Transfer Agent
DST Asset Manager Solutions, Inc.
Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundi.com/us. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.
60 Pioneer Corporate High Yield Fund | Semiannual Report | 2/28/21

How to Contact Amundi
We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms	1-800-225-6292

FactFoneSM for automated fund yields, prices,
account information and transactions	1-800-225-4321

Retirement plans information	1-800-622-0176

Write to us:

Amundi
P.O. Box 219427
Kansas City, MO 64121-9427
Our toll-free fax	1-800-225-4240

Our internet e-mail address	us.askamundi@amundi.com
(for general questions about Amundi only)

Visit our web site: www.amundi.com/us

This report must be preceded or accompanied by a prospectus.
The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Amundi Asset Management US, Inc.
60 State Street
Boston, MA 02109
www. amundi. com/us

Securities offered through Amundi Distributor US, Inc.,
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
© 2021 Amundi Asset Management US, Inc. 30144-04-0421

Pioneer Global
Equity Fund
Semiannual Report | February 28, 2021

A: GLOSX	C: GCSLX	K: PGEKX	R: PRGEX	Y: PGSYX

Paper copies of the Fund’s shareholder reports are no longer sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer, bank or insurance company. Instead, the reports are available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
You may elect to receive all future reports in paper free of charge. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-225-6292. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports.
Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held within the Pioneer Fund complex if you invest directly.

visit us: www.amundi.com/us

Pioneer Global Equity Fund | Semiannual Report | 2/28/21 1

President’s Letter

Dear Shareholders,
The first quarter of 2021 has brought some better news on the COVID-19 global pandemic front, as the deployment of the first approved COVID-19 vaccines is well underway, with expectations for widespread vaccine distribution by the middle of the year. In general, COVID-19 cases and related hospitalizations have been on the decline in the US, despite a few problematic “hot spots” in some states, and that has had a positive effect on overall market sentiment.
While there may finally be a light visible at the end of the pandemic tunnel, the long-term impact on the global economy from COVID-19, while currently unknown, is likely to be considerable. It is clear that several industries have already felt greater effects than others, and the markets, which do not thrive on uncertainty, have been volatile. With that said, in the first few months of 2021, equity markets and other so-called “riskier” assets, such as high-yield bonds, have outperformed investments regarded as less risky, such as government debt. In addition, we’ve witnessed the long-awaited rebound in the performance of cyclical stocks, or stocks of companies with greater exposure to the ebbs and flows of the economic cycle, as investors have appeared to embrace the potential for a more widespread reopening of the economy in the coming months. Additional fiscal stimulus from the US government in recent months has also helped provide some market momentum.
However, despite the dramatic market rebound since its March 2020 low point, volatility has remained elevated, with momentum rising and falling on seemingly every bit of positive or negative news about the virus. In addition, the recent US Presidential and Congressional elections have resulted in a power shift in Washington, DC, and that most likely portends some changes in fiscal policy above and beyond just additional pandemic-related stimulus. That, too, could lead to increased market volatility as investors analyze the various tax and spending plans, and wait to see what proposed policy alterations actually become law.
With the advent of COVID-19 in early 2020, we implemented our business continuity plan according to the new COVID-19 guidelines, and most of our employees have been working remotely since March 2020. To date, our operating environment has faced no interruption. I am proud of the careful planning that has taken place and confident we can maintain this environment for as long as is prudent. History in the making for a company that first opened its doors way back in 1928.
2 Pioneer Global Equity Fund | Semiannual Report | 2/28/21

Since 1928, Amundi US’s investment process has been built on a foundation of fundamental research and active management, principles which have guided our investment decisions for more than 90 years. We believe active management – that is, making active investment decisions – can help mitigate the risks during periods of market volatility. As 2020 has reminded us, investment risk can arise from a number of factors in today’s global economy, including slower or stagnating growth, changing U.S. Federal Reserve policy, oil price shocks, political and geopolitical factors and, unfortunately, major public health concerns such as a viral pandemic.
At Amundi US, active management begins with our own fundamental, bottom-up research process. Our team of dedicated research analysts and portfolio managers analyzes each security under consideration, communicating directly with the management teams of the companies issuing the securities and working together to identify those securities that best meet our investment criteria for our family of funds. Our risk management approach begins with each and every security, as we strive to carefully understand the potential opportunity, while considering any and all risk factors.
Today, as investors, we have many options. It is our view that active management can serve shareholders well, not only when markets are thriving, but also during periods of market stress.
As you consider your long-term investment goals, we encourage you to work with your financial professional to develop an investment plan that paves the way for you to pursue both your short-term and long-term goals.
We remain confident that the current crisis, like others in human history, will pass, and we greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.
Sincerely,

Lisa M. Jones
Head of the Americas, President and CEO of US
Amundi Asset Management US, Inc.
April 2021
Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.
Pioneer Global Equity Fund | Semiannual Report | 2/28/21 3

Portfolio Management Discussion | 2/28/21
In the following interview, portfolio managers Marco Pirondini, John Peckham, and Brian Chen discuss the factors that influenced the performance of Pioneer Global Equity Fund during the six-month period ended February 28, 2021. Mr. Pirondini, Senior Managing Director, Head of Equities, U.S., and a portfolio manager at Amundi Asset Management US, Inc. (Amundi US), Mr. Peckham, a Senior Vice President and a portfolio manager at Amundi US, and Mr. Chen, a Vice President and a portfolio manager at Amundi US, are responsible for the day-to-day management of the Fund.
Q   How did the Fund perform during the six-month period ended February 28, 2021?
A   Pioneer Global Equity Fund’s Class A shares returned 19.20% at net asset value during the six-month period ended February 28, 2021, while the Fund’s benchmarks, the Morgan Stanley Capital International (MSCI) World NR Index and the MSCI All Country World NR Index1, returned 11.73% and 13.04%, respectively. During the same period, the average return of the 899 mutual funds in Morningstar’s World Large Stock Funds category was 14.91%.
Q   How would you characterize the investment environment in the global equity markets during the six-month period ended February 28, 2021?
A    In September 2020, macroeconomic uncertainty increased substantially and weighed on investor sentiment as well as the performance of riskier assets, such as equities. Market watchers’ heightened risk sensitivity centered on the uncertainty surrounding negotiations over an additional
1    The MSCI information may only be used for your internal use, may not be reproduced or re-disseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaim all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages.
4 Pioneer Global Equity Fund | Semiannual Report | 2/28/21

US fiscal stimulus package, anxiety over increases in COVID-19 infection rates, and a contentious US election season. Partisan infighting over when to appoint the late Supreme Court Justice Ginsburg’s replacement hardened both parties’ negotiating positions and seemed to reduce the odds of more US government fiscal support in advance of the November elections. At the same time, an uptick in COVID-19 cases in Europe reignited fears that the US remained at risk for another serious “wave” of cases with the arrival of cooler fall temperatures, which would come with the potential for a new round of state-mandated lockdowns and the associated negative effects on the economy. Lastly, fears that the US presidential election result could take weeks or months to fully determine spurred additional market volatility during the fall of 2020.
However, in December, the US economic outlook received several boosts, including a final resolution of the election results, the emergency-use authorization granted by the Food and Drug Administration for two COVID-19 vaccines, and agreement by lawmakers on a $900 billion COVID-19 relief package. Finally, the announcement of a long-awaited Brexit deal in the United Kingdom provided global investors with another reason for optimism. The belief that the vaccine rollouts could accelerate the return of economic normalcy, and that the US fiscal package might offer needed support for many individuals and businesses, helped improve sentiment. In response, equities surged while US Treasury yields drifted higher as investors focused on all the positive developments, looking beyond a winter spike in COVID-19 infections as well as some data that hinted at a possible economic retraction.
Q   Would you review the Fund’s overall investment approach?
A    When picking investments for the Fund, we examine mid- and large-capitalization stocks worldwide, including those located in the emerging markets. From there, we build a diversified* portfolio. We look for stocks that we think can provide “growth at a reasonable price,” and so there is a strong value component to our analysis. We seek to invest the Fund in companies that are not only benefiting from operating efficiencies as reflected in factors such as increased market share and revenues, but that are also employing their capital efficiently. In particular, we emphasize strong free cash flow, as that has tended to provide companies with the flexibility to do share buybacks, reinvest in their businesses, make
* Diversification does not assure a profit nor protect against loss.
Pioneer Global Equity Fund | Semiannual Report | 2/28/21 5

acquisitions, and raise dividends**. We also look for stocks with attractive dividend yields as well as those trading at below-market valuations.
Finally, we attempt to assess not only the potential price gains for each stock, but also the potential for a decline in price if circumstances become unfavorable. We prefer stocks that we believe have the highest potential upside relative to their downside.
Q   Which of your investment decisions or individual portfolio holdings either aided or detracted from the Fund’s benchmark-relative performance during the six-month period ended February 28, 2021?
A   During the period, stock selection was the primary driver of the Fund’s benchmark-relative outperformance. The top-performing sectors for the Fund for the six-month period included information technology, consumer staples, and financials. The Fund experienced no meaningful underperformance in any of the other sectors within the MSCI indices during the period.
In terms of individual holdings, the top positive contributors to the Fund’s benchmark-relative results for the six-month period included positions in Micron Technology and Samsung SDI within the information technology sector. Micron benefited from increased demand and higher prices for memory chips. Shares of electric vehicle (EV) battery manufacturer Samsung SDI were boosted during the period by strong global demand for EVs. Within the financials sector, the Fund’s position in the Mexican bank Grupo Financiero Banorte aided relative returns as the bank’s business held up well in spite of pandemic disruptions. In the energy sector, the Fund’s position in US refiner Marathon Petroleum contributed positively to relative performance as energy demand picked up over the six-month period. Lastly, within consumer discretionary, shares of Darden Restaurants aided the Fund’s relative returns on investors’ expectations for reduced competition for the restaurant chain going forward, in light of the numerous COVID-19-related restaurant closings over the past year.
On the negative side, the Fund’s holdings within health care generally detracted from benchmark-relative performance over the six-month period, as positions in pharmaceutical companies Eisai and Pfizer underperformed. Eisai’s share price declined due to delays in the approval process for the company’s drug used to treat Alzheimer’s disease.
**	Dividends are not guaranteed.
6 Pioneer Global Equity Fund | Semiannual Report | 2/28/21

Meanwhile, investors appeared to shrug off Pfizer’s success with its COVID-19 vaccine, at least temporarily, as the shares struggled and detracted from the Fund’s relative results. We have retained the portfolio’s positions in both companies, based on our favorable outlook for their financial results going forward. Also within health care, the Fund’s position in biotechnology company Regeneron Pharmaceuticals weighed on relative returns, as the shares underperformed due to the market’s concerns over a drug-patent expiration. We eliminated the position. Within information technology, a position in Chinese online marketing company Alibaba Group detracted from the Fund’s benchmark-relative performance as investors reacted negatively to the Chinese government’s clampdowns on some of the largest Chinese corporations, including Alibaba. We have retained the position. Lastly, not owning shares of American electric vehicle manufacturer Tesla detracted from the Fund’s relative returns. Tesla’s stock was one of the strongest performers in the market over the six-month period, but we have avoided owning it in the portfolio due to its high valuation.
Q   Did the Fund have any exposure to derivatives during the six-month period ended February 28, 2021, and did those investments have an effect on performance?
A    During portions of the six-month period, the Fund employed derivative securities at a minimal level (primarily forward foreign currency exchange contracts), which had a negligible effect on performance.
Q   How have you positioned the Fund heading into the second half of its fiscal year?
A   Toward the end of summer 2020, we began to position the Fund for a possible post-pandemic recovery by increasing cyclical exposures as well as adding investments in more value-oriented stocks. The changes included moving to portfolio overweights in energy and bank stocks. We have also invested the Fund in select consumer stocks that were trading at discounts in the wake of the COVID-19-related lockdowns. Since then, we have not meaningfully changed the Fund’s positioning with respect to cyclical and value stocks, as we believe that there may still be room for those stocks to outperform as the global economy begins to recover and expand. In addition, we have reduced the portfolio’s exposures to several mega-cap technology stocks, so that the Fund now holds benchmark-relative underweights.
Pioneer Global Equity Fund | Semiannual Report | 2/28/21 7

Please refer to the Schedule of Investments on pages 18–23 for a full listing of fund securities.
All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility and heightened uncertainty. The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues or adverse investor sentiment. These conditions may continue, recur, worsen or spread.
Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.
The Fund is subject to currency risk, meaning that the Fund could experience losses based on changes in the exchange rate between non-U.S. currencies and the U.S. dollar.
Investments in small- and mid-sized companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than investments in larger, more established companies.
When interest rates rise, the prices of fixed-income securities held by the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities held by the Fund will generally rise.
The Fund may use derivatives, such as options, futures, inverse floating rate obligations, swaps, and others, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Derivatives may have a leveraging effect on the Fund.
At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.
These risks may increase share price volatility.
Before investing, consider the product’s investment objectives, risks, charges and expenses. Contact your advisor or Amundi Asset Management US, Inc., for a prospectus or summary prospectus containing this information. Read it carefully.
Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.
8 Pioneer Global Equity Fund | Semiannual Report | 2/28/21

Portfolio Summary | 2/28/21

10 Largest Holdings
(As a percentage of total investments)*

1.	Alphabet, Inc.	3.53%
2.	KB Financial Group, Inc.	3.29
3.	Royal Dutch Shell Plc, Class B (A.D.R.)	3.08
4.	Micron Technology, Inc.	2.89
5.	Oracle Corp.	2.60
6.	Sumitomo Mitsui Financial Group, Inc.	2.43
7.	Hartford Financial Services Group, Inc.	2.29
8.	Sony Corp.	2.15
9.	Medtronic Plc	2.11
10.	Darden Restaurants, Inc.	1.98

*
Excludes temporary cash investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.

Pioneer Global Equity Fund | Semiannual Report | 2/28/21 9

Prices and Distributions | 2/28/21
Net Asset Value per Share

Class	2/28/21	8/31/20
A	$18.54	$15.69
C	$18.15	$15.29
K	$18.52	$15.70
R	$18.46	$15.60
Y	$18.56	$15.74

Distributions per Share: 9/1/20–2/28/21

	Net Investment	Short-Term	Long-Term
Class	Income	Capital Gains	Capital Gains
A	$0.1548	$ —	$ —
C	$ —	$ —	$ —
K	$0.2226	$ —	$ —
R	$0.0901	$ —	$ —
Y	$0.2269	$ —	$ —

Index Definitions
The Morgan Stanley Capital International (MSCI) World NR† Index is an unmanaged measure of the performance of stock markets in the developed world. The MSCI All Country World NR Index is an unmanaged, free-float-adjusted, market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, and consists of 45 country indices comprising 24 developed and 21 emerging market country indices. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in either index.
The indices defined here pertain to the “Value of $10,000 Investment” and “Value of $5 Million Investment” charts on pages 11–15.
†	NR (Net Return), which indicates that the returns for these indices approximate the minimum possible dividend reinvestment.

10	Pioneer Global Equity Fund | Semiannual Report | 2/28/21

Performance Update | 2/28/21	Class A Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Global Equity Fund at public offering price during the periods shown, compared to that of the Morgan Stanley Capital International (MSCI) World NR Index and the MSCI All Country World NR Index.
Average Annual Total Returns
(As of February 28, 2021)

				MSCI
	Net	Public	MSCI	All
	Asset	Offering	World	Country
	Value	Price	NR	World
Period	(NAV)	(POP)	Index	NR Index
10 years	8.95%	8.30%	9.41%	8.85%
5 years	12.90	11.57	14.10	14.24
1 year	34.55	26.82	29.34	30.25

Expense Ratio
(Per prospectus dated December 31, 2020)
Gross	Net
1.39%	1.15%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
NAV results represent the percent change in net asset value per share. NAV returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The net expense ratio reflects the contractual expense limitation in effect through January 1, 2022, for Class A shares. There can be no assurance that Amundi US will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for more current expense ratios.
Pioneer Global Equity Fund | Semiannual Report | 2/28/21 11

Performance Update | 2/28/21	Class C Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Global Equity Fund during the periods shown, compared to that of the Morgan Stanley Capital International (MSCI) World NR Index and the MSCI All Country World NR Index.
Average Annual Total Returns
(As of February 28, 2021)
				MSCI
			MSCI	All
			World	Country
	If	If	NR	World
Period	Held	Redeemed	Index	NR Index
10 years	8.05%	8.05%	9.41%	8.85%
5 years	12.02	12.02	14.10	14.24
1 year	33.36	33.36	29.34	30.25

Expense Ratio
(Per prospectus dated December 31, 2020)
Gross
2.10%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). “If Held” results represent the percent change in net asset value per share. “If Redeemed” returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for a more current expense ratio.
12 Pioneer Global Equity Fund | Semiannual Report | 2/28/21

Performance Update | 2/28/21	Class K Shares

Investment Returns

The mountain chart on the right shows the change in value of a $5 million investment made in Class K shares of Pioneer Global Equity Fund during the periods shown, compared to that of the Morgan Stanley Capital International (MSCI) World NR Index and the MSCI All Country World NR Index.

Average Annual Total Returns
(As of February 28, 2021)

			MSCI
	Net	MSCI	All
	Asset	World	Country
	Value	NR	World
Period	(NAV)	Index	NR Index
10 years	9.25%	9.41%	8.85%
5 years	13.41	14.10	14.24
1 year	35.12	29.34	30.25

Expense Ratio
(Per prospectus dated December 31, 2020)
Gross	Net
0.89%	0.70%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
The performance shown for Class K shares for the period prior to the commencement of operations of Class K shares on December 31, 2014, is the net asset value performance of the Fund’s Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class K shares, the performance of Class K shares prior to their inception would have been higher than the performance shown. For the period beginning December 31, 2014, the actual performance of Class K shares is reflected. Class K shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The net expense ratio reflects the contractual expense limitation in effect through January 1, 2022, for Class K shares. There can be no assurance that Amundi US will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for more current expense ratios.
Pioneer Global Equity Fund | Semiannual Report | 2/28/21 13

Performance Update | 2/28/21	Class R Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class R shares of Pioneer Global Equity Fund during the periods shown, compared to that of the Morgan Stanley Capital International (MSCI) World NR Index and the MSCI All Country World NR Index.

Average Annual Total Returns
(As of February 28, 2021)
			MSCI
	Net	MSCI	All
	Asset	World	Country
	Value	NR	World
Period	(NAV)	Index	NR Index
10 years	8.76%	9.41%	8.85%
5 years	12.51	14.10	14.24
1 year	34.07	29.34	30.25

Expense Ratio
(Per prospectus dated December 31, 2020)
Gross	Net
1.67%	1.55%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
The performance shown for Class R shares for the period prior to the commencement of operations of Class R shares on July 1, 2015, is the net asset value performance of the Fund’s Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class R shares, the performance of Class R shares prior to their inception would have been higher than the performance shown. For the period beginning July 1, 2015, the actual performance of Class R shares is reflected. Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The net expense ratio reflects the contractual expense limitation currently in effect through January 1, 2022, for Class R shares. There can be no assurance that Amundi US will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for more current expense ratios.
14 Pioneer Global Equity Fund | Semiannual Report | 2/28/21

Performance Update | 2/28/21	Class Y Shares

Investment Returns

The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Global Equity Fund during the periods shown, compared to that of the Morgan Stanley Capital International (MSCI) World NR Index and the MSCI All Country World NR Index.

Average Annual Total Returns
(As of February 28, 2021)
			MSCI
	Net	MSCI	All
	Asset	World	Country
	Value	NR	World
Period	(NAV)	Index	NR Index
10 years	9.45%	9.41%	8.85%
5 years	13.42	14.10	14.24
1 year	35.15	29.34	30.25

Expense Ratio
(Per prospectus dated December 31, 2020)
Gross	Net
1.01%	0.70%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The net expense ratio reflects the contractual expense limitation currently in effect through January 1, 2022, for Class Y shares. There can be no assurance that Amundi US will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for more current expense ratios.
Pioneer Global Equity Fund | Semiannual Report | 2/28/21 15

Comparing Ongoing Fund Expenses
As a shareowner in the Fund, you incur two types of costs:
(1)	ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and
(2)	transaction costs, including sales charges (loads) on purchase payments and redemption fees.
This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund’s latest six-month period and held throughout the six months.
Using the Tables

Actual Expenses
The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:
(1)	Divide your account value by $1,000
Example: an $8,600 account value ÷ $1,000 = 8.6
(2)
Multiply the result in (1) above by the corresponding share class’s number in the third row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Global Equity Fund
Based on actual returns from September 1, 2020 through February 28, 2021.

Share Class	A	C	K	R	Y
Beginning Account	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Value on 9/1/20
Ending Account	$1,192.00	$1,187.10	$1,194.50	$1,189.40	$1,194.30
Value on 2/28/21
Expenses Paid	$6.25	$10.79	$3.81	$8.41	$3.81
During Period*

*
Expenses are equal to the Fund’s annualized expense ratio of 1.15%, 1.99%, 0.70%, 1.55% and 0.70% for Class A, Class C, Class K, Class R, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

16	Pioneer Global Equity Fund | Semiannual Report | 2/28/21

Hypothetical Example for Comparison Purposes
The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
Expenses Paid on a $1,000 Investment in Pioneer Global Equity Fund
Based on a hypothetical 5% return per year before expenses, reflecting the period from September 1, 2020 through February 28, 2021.

Share Class	A	C	K	R	Y
Beginning Account	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Value on 3/1/20
Ending Account	$1,019.09	$1,014.93	$1,021.32	$1,017.11	$1,021.32
Value on 2/28/21
Expenses Paid	$5.76	$9.94	$3.51	$7.75	$3.51
During Period*

*
Expenses are equal to the Fund’s annualized expense ratio of 1.15%, 1.99%, 0.70%, 1.55% and 0.70% for Class A, Class C, Class K, Class R, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Pioneer Global Equity Fund | Semiannual Report | 2/28/21 17

Schedule of Investments | 2/28/21
(unaudited)

Shares		Value
UNAFFILIATED ISSUERS — 98.4%
COMMON STOCKS — 98.4% of Net Assets
Aerospace & Defense — 1.8%
274,684(a)	Hensoldt AG	$ 4,630,422
	Total Aerospace & Defense	$ 4,630,422
Automobiles — 1.7%
272,718	Stellantis NV	$ 4,425,725
	Total Automobiles	$ 4,425,725
Banks — 11.6%
237,952(a)	ABN AMRO Bank NV (144A)	$ 2,735,274
3,671,000	Bank of China, Ltd., Class H	1,286,771
32,027(a)	BNP Paribas S.A.	1,905,141
755,424(a)	Grupo Financiero Banorte S.A.B de CV, Class O	3,791,900
218,820	KB Financial Group, Inc.	8,406,057
8,865	M&T Bank Corp.	1,338,083
830,100	Mitsubishi UFJ Financial Group, Inc.	4,393,472
175,300	Sumitomo Mitsui Financial Group, Inc.	6,212,288
	Total Banks	$ 30,068,986
Beverages — 1.0%
57,300	Asahi Group Holdings, Ltd.	$ 2,523,648
	Total Beverages	$ 2,523,648
Biotechnology — 1.7%
40,222	AbbVie, Inc.	$ 4,333,518
	Total Biotechnology	$ 4,333,518
Capital Markets — 1.7%
56,546	AllianceBernstein Holding LP	$ 2,067,322
29,583	Morgan Stanley	2,274,045
	Total Capital Markets	$ 4,341,367
Chemicals — 1.1%
3,989	LG Chem, Ltd.	$ 2,937,109
	Total Chemicals	$ 2,937,109
Construction Materials — 1.8%
110,154	CRH Plc	$ 4,753,506
	Total Construction Materials	$ 4,753,506
Diversified Telecommunication Services — 2.3%
137,774	Deutsche Telekom AG	$ 2,496,426
277,913	Lumen Technologies, Inc.	3,415,551
	Total Diversified Telecommunication Services	$ 5,911,977

The accompanying notes are an integral part of these financial statements.
18 Pioneer Global Equity Fund | Semiannual Report | 2/28/21

Shares		Value
	Electric Utilities — 1.3%
40,362	FirstEnergy Corp.	$ 1,337,597
82,455	PPL Corp.	2,159,496
	Total Electric Utilities	$ 3,497,093
	Electrical Equipment — 3.7%
22,751	Eaton Corp. Plc	$ 2,961,953
4,771(a)	Generac Holdings, Inc.	1,572,331
260,700	Mitsubishi Electric Corp.	3,872,193
4,790	Rockwell Automation, Inc.	1,165,311
	Total Electrical Equipment	$ 9,571,788
	Electronic Equipment, Instruments & Components — 2.7%
16,241	CDW Corp.	$ 2,548,051
7,438	Samsung SDI Co., Ltd.	4,443,355
	Total Electronic Equipment, Instruments & Components	$ 6,991,406
	Financials — 1.5%
58,958	Citigroup, Inc.	$ 3,884,153
	Total Financials	$ 3,884,153
	Food & Staples Retailing — 2.7%
16,832	Magnit PJSC	$ 1,107,869
125,200	Seven & i Holdings Co., Ltd.	4,780,684
22,343	Walgreens Boots Alliance, Inc.	1,070,900
	Total Food & Staples Retailing	$ 6,959,453
	Food Products — 1.0%
70,640	Kraft Heinz Co.	$ 2,569,883
	Total Food Products	$ 2,569,883
	Health Care — 1.5%
63,881	Gilead Sciences, Inc.	$ 3,922,293
	Total Health Care	$ 3,922,293
	Health Care Equipment & Supplies — 3.6%
46,156	Medtronic Plc	$ 5,398,867
24,236	Zimmer Biomet Holdings, Inc.	3,951,922
	Total Health Care Equipment & Supplies	$ 9,350,789
	Hotels, Restaurants & Leisure — 3.9%
89,682(a)	Compass Group Plc	$ 1,819,217
36,866	Darden Restaurants, Inc.	5,062,807
21,698(a)	Marriott International, Inc.	3,212,823
	Total Hotels, Restaurants & Leisure	$ 10,094,847
	Household Durables — 3.5%
102,170	Persimmon Plc	$ 3,689,102
52,300	Sony Corp.	5,496,156
	Total Household Durables	$ 9,185,258

The accompanying notes are an integral part of these financial statements.
Pioneer Global Equity Fund | Semiannual Report | 2/28/21 19

Schedule of Investments | 2/28/21
(unaudited) (continued)

Shares		Value
Industrial Conglomerates — 1.7%
143,300	Toshiba Corp.	$ 4,540,158
	Total Industrial Conglomerates	$ 4,540,158
Information Technology — 0.9%
54,218	Cisco Systems, Inc.	$ 2,432,762
	Total Information Technology	$ 2,432,762
Insurance — 5.1%
115,611	Hartford Financial Services Group, Inc.	$ 5,860,322
203,000	Ping An Insurance Group Co. of China, Ltd., Class H	2,492,744
27,015	Progressive Corp.	2,321,939
12,216	Willis Towers Watson Plc	2,695,338
	Total Insurance	$ 13,370,343
Interactive Media & Services — 5.0%
4,466(a)	Alphabet, Inc.	$ 9,029,850
15,526(a)	Facebook, Inc.	3,999,808
	Total Interactive Media & Services	$ 13,029,658
Internet & Direct Marketing Retail — 4.5%
132,300(a)	Alibaba Group Holding, Ltd.	$ 3,956,806
1,153(a)	Amazon.com, Inc.	3,566,148
72,418	eBay, Inc.	4,085,824
	Total Internet & Direct Marketing Retail	$ 11,608,778
IT Services — 1.7%
58,582	Cognizant Technology Solutions Corp.	$ 4,304,605
	Total IT Services	$ 4,304,605
Machinery — 0.5%
7,612	Stanley Black & Decker, Inc.	$ 1,330,882
	Total Machinery	$ 1,330,882
Materials — 0.5%
9,919	International Flavors & Fragrances, Inc.	$ 1,344,124
	Total Materials	$ 1,344,124
Metals & Mining — 1.5%
66,800	First Quantum Minerals Ltd.	$ 1,442,889
28,783	Rio Tinto Plc	2,490,130
	Total Metals & Mining	$ 3,933,019
Multi-Utilities — 2.1%
166,894	CenterPoint Energy, Inc.	$ 3,244,419
55,945	RWE AG	2,116,003
	Total Multi-Utilities	$ 5,360,422

The accompanying notes are an integral part of these financial statements.
20 Pioneer Global Equity Fund | Semiannual Report | 2/28/21

Shares		Value
	Oil, Gas & Consumable Fuels — 6.4%
421,000	Inpex Corp.	$ 3,187,908
82,947	Marathon Petroleum Corp.	4,530,565
131,929	Rosneft Oil Co. PJSC (G.D.R.)	908,445
202,221	Royal Dutch Shell Plc, Class B (A.D.R.)	7,862,352
	Total Oil, Gas & Consumable Fuels	$ 16,489,270
	Pharmaceuticals — 2.3%
23,400	Eisai Co., Ltd.	$ 1,621,448
127,699	Pfizer, Inc.	4,276,640
	Total Pharmaceuticals	$ 5,898,088
	Road & Rail — 1.1%
13,519	Kansas City Southern	$ 2,870,624
	Total Road & Rail	$ 2,870,624
	Semiconductors & Semiconductor Equipment — 6.8%
80,798(a)	Micron Technology, Inc.	$ 7,395,441
32,454	QUALCOMM, Inc.	4,419,910
156,000	Taiwan Semiconductor Manufacturing Co., Ltd.	3,407,184
53,500	Ulvac, Inc.	2,414,375
	Total Semiconductors & Semiconductor Equipment	$ 17,636,910
	Software — 4.5%
21,373	Microsoft Corp.	$ 4,966,658
102,788	Oracle Corp.	6,630,854
	Total Software	$ 11,597,512
	Specialty Retail — 0.4%
6,956	Lowe’s Cos., Inc.	$ 1,111,221
	Total Specialty Retail	$ 1,111,221
	Technology Hardware, Storage & Peripherals — 2.6%
22,678	Apple, Inc.	$ 2,749,934
54,206	Samsung Electronics Co., Ltd.	3,962,469
	Total Technology Hardware, Storage & Peripherals	$ 6,712,403
	Trading Companies & Distributors — 0.7%
6,513(a)	United Rentals, Inc.	$ 1,936,836
	Total Trading Companies & Distributors	$ 1,936,836
	TOTAL COMMON STOCKS
	(Cost $200,728,194)	$255,460,836
	TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS — 98.4%
	(Cost $200,728,194) (b)	$255,460,836
	OTHER ASSETS AND LIABILITIES — 1.6%	$ 4,144,689
	NET ASSETS — 100.0%	$259,605,525

The accompanying notes are an integral part of these financial statements.
Pioneer Global Equity Fund | Semiannual Report | 2/28/21 21

Schedule of Investments | 2/28/21
(unaudited) (continued)
(144A)
Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At February 28, 2021, the value of these securities amounted to $2,735,274, or 1.1% of net assets.

(A.D.R.)	American Depositary Receipts.
(G.D.R.)	Global Depositary Receipts.
(a)	Non-income producing security.
(b)	Distribution of investments by country of domicile (excluding temporary cash investments) as a percentage of total investments in securities, is as follows:

United States	51.4%
Japan	15.3%
South Korea	7.7%
Netherlands	5.9%
United Kingdom	4.2%
Ireland	4.0%
Germany	3.6%
China	3.0%
Mexico	1.5%
Taiwan	1.3%
Other (individually less than 1%)	2.1%
100.0%
Purchases and sales of securities (excluding temporary cash investments) for the six months ended February 28, 2021, aggregated $102,858,279 and $111,835,399, respectively.
The Fund is permitted to engage in purchase and sale transactions (“cross trades”) with certain funds and accounts for which Amundi Asset Management US, Inc. (the “Adviser”) serves as the Fund’s investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the six months ended February 28, 2021, the Fund did not engage in any cross trade activity.
At February 28, 2021, the net unrealized appreciation on investments based on cost for federal tax purposes of $202,303,424 was as follows:
Aggregate gross unrealized appreciation for all investments in which
there is an excess of value over tax cost	$56,330,609
Aggregate gross unrealized depreciation for all investments in which
there is an excess of tax cost over value	(3,173,197)
Net unrealized appreciation	$53,157,412
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels below.
Level 1 – unadjusted quoted prices in active markets for identical securities.
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements —Note 1A.
Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments). See Notes to Financial Statements — Note 1A.
The accompanying notes are an integral part of these financial statements.
22 Pioneer Global Equity Fund | Semiannual Report | 2/28/21

The following is a summary of the inputs used as of February 28, 2021, in valuing the Fund’s investments:
	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$—	$4,630,422	$—	$4,630,422
Automobiles	—	4,425,725	—	4,425,725
Banks	1,338,083	28,730,903	—	30,068,986
Beverages	—	2,523,648	—	2,523,648
Chemicals	—	2,937,109	—	2,937,109
Construction Materials	—	4,753,506	—	4,753,506
Diversified Telecommunication
Services	3,415,551	2,496,426	—	5,911,977
Electrical Equipment	5,699,595	3,872,193	—	9,571,788
Electronic Equipment,
Instruments & Components	2,548,051	4,443,355	—	6,991,406
Food & Staples Retailing	1,070,900	5,888,553	—	6,959,453
Hotels, Restaurants & Leisure	8,275,630	1,819,217	—	10,094,847
Household Durables	—	9,185,258	—	9,185,258
Industrial Conglomerates	—	4,540,158	—	4,540,158
Insurance	10,877,599	2,492,744	—	13,370,343
Internet & Direct Marketing
Retail	7,651,972	3,956,806	—	11,608,778
Metals & Mining	—	3,933,019	—	3,933,019
Multi-Utilities	3,244,419	2,116,003	—	5,360,422
Oil, Gas & Consumable Fuels	12,392,917	4,096,353	—	16,489,270
Pharmaceuticals	4,276,640	1,621,448	—	5,898,088
Semiconductors &
Semiconductor Equipment	11,815,351	5,821,559	—	17,636,910
Technology Hardware,
Storage & Peripherals	2,749,934	3,962,469	—	6,712,403
All Other Common Stocks	71,857,320	—	—	71,857,320
Total Investments in Securities	$147,213,962	$108,246,874	$—	$255,460,836

During the six months ended February 28, 2021, there were no transfers in or out of Level 3.
The accompanying notes are an integral part of these financial statements.
Pioneer Global Equity Fund | Semiannual Report | 2/28/21 23

Statement of Assets and Liabilities | 2/28/21
(unaudited)

ASSETS:
Investments in unaffiliated issuers, at value (cost $200,728,194)	$255,460,836
Cash	2,068,209
Foreign currencies, at value (cost $1,166,153)	1,164,828
Receivables —
Fund shares sold	60,160
Dividends	1,073,267
Due from the Adviser	31,665
Other assets	37,479
Total assets	$259,896,444
LIABILITIES:
Payables —
Fund shares repurchased	$75,821
Distributions	2,255
Trustees’ fees	1,813
Administrative fees	11,568
Professional fees	38,247
Transfer agent fees	79,986
Shareowner communications expense	17,431
Custodian fees	17,677
Due to affiliates	4,443
Management fees	33,874
Accrued expenses	7,804
Total liabilities	$290,919
NET ASSETS:
Paid-in capital	$201,632,442
Distributable earnings	57,973,083
Net assets	$259,605,525
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
Class A (based on $153,900,898/8,302,968 shares)	$18.54
Class C (based on $9,834,100/541,748 shares)	$18.15
Class K (based on $63,212,852/3,413,963 shares)	$18.52
Class R (based on $15,431,302/835,903 shares)	$18.46
Class Y (based on $17,226,373/928,049 shares)	$18.56
MAXIMUM OFFERING PRICE PER SHARE:
Class A (based on $18.54 net asset value per share/100%-5.75%
maximum sales charge)	$19.67

The accompanying notes are an integral part of these financial statements.
24 Pioneer Global Equity Fund | Semiannual Report | 2/28/21

Statement of Operations (unaudited)
FOR THE SIX MONTHS ENDED 2/28/21
INVESTMENT INCOME:
Dividends from unaffiliated issuers (net of foreign taxes
withheld $157,223)	$2,994,940
Interest from unaffiliated issuers	235
Total investment income		$2,995,175
EXPENSES:
Management fees	$777,412
Administrative expense	82,148
Transfer agent fees
Class A	124,600
Class C	9,558
Class K	61
Class R	22,323
Class Y	10,314
Distribution fees
Class A	177,649
Class C	48,486
Class R	36,048
Shareowner communications expense	56,411
Custodian fees	27,955
Registration fees	52,635
Professional fees	35,446
Printing expense	15,407
Pricing fees	4,887
Trustees’ fees	4,145
Miscellaneous	8,473
Total expenses		$1,493,958
Less fees waived and expenses reimbursed by the Adviser		(213,205)
Net expenses		$1,280,753
Net investment income		$1,714,422
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers	$24,253,233
Forward foreign currency exchange contracts	(152,556)
Other assets and liabilities denominated in foreign currencies	(59,555)	$24,041,122
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	$16,664,150
Forward foreign currency exchange contracts	152,556
Other assets and liabilities denominated in
foreign currencies	(16,786)	$16,799,920
Net realized and unrealized gain (loss) on investments		$40,841,042
Net increase in net assets resulting from operations		$42,555,464

The accompanying notes are an integral part of these financial statements.
Pioneer Global Equity Fund | Semiannual Report | 2/28/21 25

Statements of Changes in Net Assets

	Six Months
	Ended	Year
	2/28/21	Ended
	(unaudited)	8/31/20
FROM OPERATIONS:
Net investment income (loss)	$1,714,422	$2,453,673
Net realized gain (loss) on investments	24,041,122	980,277
Change in net unrealized appreciation (depreciation)
on investments	16,799,920	30,579,661
Net increase in net assets resulting
from operations	$42,555,464	$34,013,611
DISTRIBUTIONS TO SHAREOWNERS:
Class A ($0.15 and $0.14 per share, respectively)	$(1,297,377)	$(1,320,406)
Class K ($0.22 and $0.21 per share, respectively)	(759,329)	(717,116)
Class R ($0.09 and $0.07 per share, respectively)	(74,996)	(79,764)
Class Y ($0.23 and $0.22 per share, respectively)	(197,723)	(216,766)
Total distributions to shareowners	$(2,329,425)	$(2,334,052)
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares	$8,173,720	$15,662,134
Reinvestment of distributions	2,250,887	2,253,177
Cost of shares repurchased	(18,529,592)	(41,107,889)
Net decrease in net assets resulting from Fund
share transactions	$(8,104,985)	$(23,192,578)
Net increase in net assets	$32,121,054	$8,486,981
NET ASSETS:
Beginning of period	$227,484,471	$218,997,490
End of period	$259,605,525	$227,484,471

The accompanying notes are an integral part of these financial statements.
26 Pioneer Global Equity Fund | Semiannual Report | 2/28/21

	Six Months	Six Months
	Ended	Ended	Year	Year
	2/28/21	2/28/21	Ended	Ended
	Shares	Amounts	8/31/20	8/31/20
	(unaudited)	(unaudited)	Shares	Amount
Class A
Shares sold	263,263	$4,527,632	485,808	$6,875,088
Reinvestment of distributions	71,722	1,264,484	84,364	1,287,390
Less shares repurchased	(648,935)	(11,001,372)	(1,599,722)	(22,568,993)
Net decrease	(313,950)	$(5,209,256)	(1,029,550)	$(14,406,515)
Class C
Shares sold	41,737	$697,316	85,794	$1,190,523
Reinvestment of distributions	—	—	—	—
Less shares repurchased	(151,912)	(2,527,128)	(338,294)	(4,676,495)
Net decrease	(110,175)	$(1,829,812)	(252,500)	$(3,485,972)
Class K
Shares sold	2,178	$39,488	230,598	$3,356,288
Reinvestment of distributions	43,156	759,133	47,107	716,965
Less shares repurchased	(60,773)	(1,095,359)	(78,845)	(1,095,392)
Net increase (decrease)	(15,439)	$(296,738)	198,860	$2,977,861
Class R
Shares sold	56,693	$987,248	129,808	$1,798,714
Reinvestment of distributions	4,268	74,993	5,131	77,983
Less shares repurchased	(128,444)	(2,156,416)	(397,831)	(5,522,574)
Net decrease	(67,483)	$(1,094,175)	(262,892)	$(3,645,877)
Class Y
Shares sold	106,685	$1,922,036	173,878	$2,441,521
Reinvestment of distributions	8,632	152,277	11,195	170,839
Less shares repurchased	(103,766)	(1,749,317)	(500,751)	(7,244,435)
Net increase (decrease)	11,551	$324,996	(315,678)	$(4,632,075)

The accompanying notes are an integral part of these financial statements.
Pioneer Global Equity Fund | Semiannual Report | 2/28/21 27

Financial Highlights
	Six Months
	Ended		Year	Year		Year	Year	Year
	2/28/21		Ended	Ended		Ended	Ended	Ended
	(unaudited)		8/31/20	8/31/19		8/31/18	8/31/17	8/31/16*
Class A
Net asset value, beginning of period	$15.69		$13.56	$16.26		$15.77	$13.43	$13.00
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.11		$0.15	$0.23		$0.16	$0.11	$0.14
Net realized and unrealized gain (loss) on investments	2.89		2.12	(1.63)		1.38	2.40	0.37
Net increase (decrease) from investment operations	$3.00		$2.27	$(1.40)		$1.54	$2.51	$0.51
Distributions to shareowners:
Net investment income	$(0.15)		$(0.14)	$(0.08)		$(0.21)	$(0.17)	$(0.08)
Net realized gain	—		—	(1.22)		(0.84)	—	—
Total distributions	$(0.15)		$(0.14)	$(1.30)		$(1.05)	$(0.17)	$0.08
Net increase (decrease) in net asset value	$2.85		$2.13	$(2.70)		$0.49	$2.34	$0.43
Net asset value, end of period	$18.54		$15.69	$13.56		$16.26	$15.77	$13.43
Total return (b)	19.20	%(c)	16.78%	(8.62	)%(d)	10.01%	18.89%	3.92%
Ratio of net expenses to average net assets	1.15	%(e)	1.15%	1.16%		1.24%	1.27%	1.30%
Ratio of net investment income (loss) to average net assets	1.36	%(e)	1.05%	1.64%		0.99%	0.79%	1.08%
Portfolio turnover rate	44	%(c)	112%	87%		98%	85%	88%
Net assets, end of period (in thousands)	$153,901		$135,175	$130,777		$157,633	$78,417	$74,333
Ratios with no waiver of fees and assumption of expenses by
the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.34	%(e)	1.39%	1.36%		1.40%	1.46%	1.45%
Net investment income (loss) to average net assets	1.17	%(e)	0.81%	1.44%		0.83%	0.60%	0.94%

*	The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(c)	Not annualized.
(d)	If the Fund had not recognized gains in settlement of class action lawsuits during the year ended August 31, 2019, the total return would have been (8.69)%.
(e)	Not annualized.
The accompanying notes are an integral part of these financial statements.
28 Pioneer Global Equity Fund | Semiannual Report | 2/28/21

	Six Months
	Ended		Year	Year		Year	Year	Year
	2/28/21		Ended	Ended		Ended	Ended	Ended
	(unaudited)		8/31/20	8/31/19		8/31/18	8/31/17	8/31/16*
Class C
Net asset value, beginning of period	$15.29		$13.20	$15.88		$15.42	$13.13	$12.72
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.04		$0.04	$0.12		$0.04	$0.01	$0.04
Net realized and unrealized gain (loss) on investments	2.82		2.05	(1.58)		1.34	2.34	0.37
Net increase (decrease) from investment operations	$2.86		$2.09	$(1.46)		$1.38	$2.35	$0.41
Distributions to shareowners:
Net investment income	$—		$—	$—		$(0.08)	$(0.06)	$—
Net realized gain	—		—	(1.22)		(0.84)	—
Total distributions	$—		$—	$(1.22)		$(0.92)	$(0.06)	$—
Net increase (decrease) in net asset value	$2.86		$2.09	$(2.68)		$0.46	$2.29	$0.41
Net asset value, end of period	$18.15		$15.29	$13.20		$15.88	$15.42	$13.13
Total return (b)	18.71	%(c)	15.83%	(9.34	)%(d)	9.15%	18.00%	3.22%
Ratio of net expenses to average net assets	1.99	%(e)	1.91%	1.92%		1.97%	2.00%	2.03%
Ratio of net investment income (loss) to average net assets	0.46	%(e)	0.28%	0.85%		0.28%	0.07%	0.35%
Portfolio turnover rate	44	%(c)	112%	87%		98%	85%	88%
Net assets, end of period (in thousands)	$9,834		$9,970	$11,938		$26,444	$12,056	$12,170
Ratios with no waiver of fees and assumption of expenses by
the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	2.13	%(e)	2.10%	2.06%		2.13%	2.19%	2.16%
Net investment income (loss) to average net assets	0.32	%(e)	0.09%	0.71%		0.12%	(0.12)%	0.22%

*	The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(c)	Not annualized.
(d)	If the Fund had not recognized gains in settlement of class action lawsuits during the year ended August 31, 2019, the total return would have been (9.41)%.
(e)	Annualized.
The accompanying notes are an integral part of these financial statements.
Pioneer Global Equity Fund | Semiannual Report | 2/28/21 29

Financial Highlights (continued)

	Six Months
	Ended		Year	Year		Year	Year	Year
	2/28/21		Ended	Ended		Ended	Ended	Ended
	(unaudited)		8/31/20	8/31/19		8/31/18	8/31/17	8/31/16*
Class K
Net asset value, beginning of period	$15.70		$13.56	$16.28		$15.81	$13.47	$13.03
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.15		$0.21	$0.29		$0.22	$0.18	$0.21
Net realized and unrealized gain (loss) on investments	2.89		2.14	(1.64)		1.39	2.40	0.38
Net increase (decrease) from investment operations	$3.04		$2.35	$(1.35)		$1.61	$2.58	$0.59
Distributions to shareowners:
Net investment income	$(0.22)		$(0.21)	$(0.15)		$(0.30)	$(0.24)	$0.15
Net realized gain	—		—	(1.22)		(0.84)	—	—
Total distributions	$(0.22)		$(0.21)	$(1.37)		$(1.14)	$(0.24)	$(0.15)
Net increase (decrease) in net asset value	$2.82		$2.14	$(2.72)		$0.47	$2.34	$0.44
Net asset value, end of period	$18.52		$15.70	$13.56		$16.28	$15.81	$13.47
Total return (b)	19.45	%(c)	17.36%	(8.24	)%(d)	10.47%	19.44%	4.51%
Ratio of net expenses to average net assets	0.70	%(e)	0.70%	0.71%		0.80%	0.79%	0.79%
Ratio of net investment income (loss) to average net assets	1.81	%(e)	1.50%	2.09%		1.35%	1.26%	1.58%
Portfolio turnover rate	44	%(c)	112%	87%		98%	85%	88%
Net assets, end of period (in thousands)	$63,213		$53,826	$43,813		$55,602	$56,693	$52,222
Ratios with no waiver of fees and assumption of expenses by
the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	0.84	%(e)	0.89%	0.85%		0.96%	0.98%	0.92%
Net investment income (loss) to average net assets	1.67	%(e)	1.31%	1.95%		1.19%	1.07%	1.45%

*	The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(c)	Not annualized.
(d)	If the Fund had not recognized gains in settlement of class action lawsuits during the year ended August 31, 2019, the total return would have been (8.31)%.
(e)	Annualized.
The accompanying notes are an integral part of these financial statements.

30 Pioneer Global Equity Fund | Semiannual Report | 2/28/21

	Six Months
	Ended		Year	Year		Year	Year	Year
	2/28/21		Ended	Ended		Ended	Ended	Ended
	(unaudited)		8/31/20	8/31/19		8/31/18	8/31/17	8/31/16*
Class R
Net asset value, beginning of period	$15.60		$13.47	$16.15		$15.65	$13.36	$12.99
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.08		$0.10	$0.17		$0.09	$0.08	$0.13
Net realized and unrealized gain (loss) on investments	2.87		2.10	(1.60)		1.39	2.36	0.37
Net increase (decrease) from investment operations	$2.95		$2.20	$(1.43)		$1.48	$2.44	$0.50
Distributions to shareowners:
Net investment income	$(0.09)		$(0.07)	$(0.03)		$(0.14)	$(0.15)	$(0.13)
Net realized gain	—		—	(1.22)		(0.84)	—	—
Total distributions	$(0.09)		$(0.07)	$(1.25)		$(0.98)	$(0.15)	$(0.13)
Net increase (decrease) in net asset value	$2.86		$2.13	$(2.68)		$0.50	$2.29	$0.37
Net asset value, end of period	$18.46		$15.60	$13.47		$16.15	$15.65	$13.36
Total return (b)	18.94	%(c)	16.38%	(8.98	)%(d)	9.68%	18.47%	3.85%
Ratio of net expenses to average net assets	1.55	%(e)	1.49%	1.55%		1.55%	1.55%	1.55%
Ratio of net investment income (loss) to average net assets	0.94	%(e)	0.71%	1.24%		0.58%	0.54%	1.04%
Portfolio turnover rate	44	%(c)	112%	87%		98%	85%	88%
Net assets, end of period (in thousands)	$15,431		$14,090	$15,706		$20,733	$17,587	$14,562
Ratios with no waiver of fees and assumption of expenses by
the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.69	%(e)	1.67%	1.73%		1.75%	1.75%	1.68%
Net investment income (loss) to average net assets	0.80	%(e)	0.53%	1.06%		0.38%	0.34%	0.91%

*	The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(c)	Not annualized.
(d)	If the Fund had not recognized gains in settlement of class action lawsuits during the year ended August 31, 2019, the total return would have been (9.04)%.
(e)	Annualized.
The accompanying notes are an integral part of these financial statements.
Pioneer Global Equity Fund | Semiannual Report | 2/28/21 31

Financial Highlights (continued)

	Six Months
	Ended		Year	Year		Year	Year	Year
	2/28/21		Ended	Ended		Ended	Ended	Ended
	(unaudited)		8/31/20	8/31/19		8/31/18	8/31/17	8/31/16*
Class Y
Net asset value, beginning of period	$15.74		$13.61	$16.33		$15.83	$13.50	$13.06
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.15		$0.21	$0.29		$0.22	$0.18	$0.20
Net realized and unrealized gain (loss) on investments	2.90		2.14	(1.63)		1.39	2.40	0.39
Net increase (decrease) from investment operations	$3.05		$2.35	$(1.34)		$1.61	$2.58	$0.59
Distributions to shareowners:
Net investment income	$(0.23)		$(0.22)	$(0.16)		$(0.27)	$(0.25)	$(0.15)
Net realized gain	—		—	(1.22)		(0.84)	—	—
Total distributions	$(0.23)		$(0.22)	$(1.38)		$(1.11)	$(0.25)	$(0.15)
Net increase (decrease) in net asset value	$2.82		$2.13	$(2.72)		$0.50	$2.33	$0.44
Net asset value, end of period	$18.56		$15.74	$13.61		$16.33	$15.83	$13.50
Total return (b)	19.43	%(c)	17.29%	(8.19	)%(d)	10.50%	19.45%	4.50%
Ratio of net expenses to average net assets	0.70	%(e)	0.70%	0.72%		0.80%	0.80%	0.80%
Ratio of net investment income (loss) to average net assets	1.76	%(e)	1.50%	2.06%		1.36%	1.22%	1.55%
Portfolio turnover rate	44	%(c)	112%	87%		98%	85%	88%
Net assets, end of period (in thousands)	$17,226		$14,424	$16,765		$26,007	$12,947	$7,450
Ratios with no waiver of fees and assumption of expenses by
the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	0.99	%(e)	1.01%	0.98%		1.07%	1.10%	1.08%
Net investment income (loss) to average net assets	1.47	%(e)	1.19%	1.80%		1.09%	0.92%	1.27%

*	The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(c)	Not annualized.
(d)	If the Fund had not recognized gains in settlement of class action lawsuits during the year ended August 31, 2019, the total return would have been (8.25)%.
(e)	Annualized.
The accompanying notes are an integral part of these financial statements.
32 Pioneer Global Equity Fund | Semiannual Report | 2/28/21

Notes to Financial Statements | 2/28/21
(unaudited)
1. Organization and Significant Accounting Policies
Pioneer Global Equity Fund (the “Fund”) is one of three portfolios comprising Pioneer Series Trust V (the “Trust”), a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund’s investment objective is to seek long-term capital growth.
The Fund offers five classes of shares designated as Class A, Class C, Class K, Class R and Class Y shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Trust gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareowner’s voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class K and Class Y shares.
Amundi Asset Management US, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the Fund’s investment adviser (the “Adviser”). Prior to January 1, 2021, the Adviser was named Amundi Pioneer Asset Management, Inc. Amundi Distributor US, Inc., an affiliate of Amundi Asset Management US, Inc., serves as the Fund’s distributor (the “Distributor”).
In August 2018, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update 2018-13 “Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”) which modifies disclosure requirements for fair value measurements, principally for Level 3 securities and transfers between levels of the fair value hierarchy. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. The Fund has adopted ASU 2018-13 for the year ended February 28, 2021. The impact to the Fund’s adoption was limited to changes in the Fund’s
Pioneer Global Equity Fund | Semiannual Report | 2/28/21 33

disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy and disclosure of the range and weighted average used to develop significant unobservable inputs for Level 3 fair value investments, when applicable.
In March 2020, FASB issued an Accounting Standard Update, ASU 2020-04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other LIBOR-based reference rates at the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 on the Fund’s investments, derivatives, debt and other contracts, if applicable, that will undergo reference rate-related modifications as a result of the reference rate reform.
The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:
A.   Security Valuation
The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.
Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.
34 Pioneer Global Equity Fund | Semiannual Report | 2/28/21

The principal exchanges and markets for non-U.S. equity securities have closing times prior to the close of the NYSE. However, the value of these securities may be influenced by changes in global markets occurring after the closing times of the local exchanges and markets up to the time the Fund determines its net asset value. Consequently, the Fund uses a fair value model developed by an independent pricing service to value non-U.S. equity securities. On a daily basis, the pricing service recommends changes, based on a proprietary model, to the closing market prices of each non-U.S. security held by the Fund to reflect the security’s fair value at the time the Fund determines its net asset value. The Fund applies these recommendations in accordance with procedures approved by the Board of Trustees.
Forward foreign currency exchange contracts are valued daily using the foreign exchange rate or, for longer term forward contract positions, the spot currency rate and the forward points on a daily basis, in each case provided by a third party pricing service. Contracts whose forward settlement date falls between two quoted days are valued by interpolation.
Repurchase agreements are valued at par. Cash may include overnight deposits at approved financial institutions.
Securities for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Fund’s Board of Trustees. The Adviser’s fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.
Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund’s net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund’s securities may differ significantly from exchange prices, and such differences could be material.
Pioneer Global Equity Fund | Semiannual Report | 2/28/21 35

At February 28, 2021, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry pricing model).
B.   Investment Income and Transactions
Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.
Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.
Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.
Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.
C.   Foreign Currency Translation
The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.
Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency exchange contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.
D.   Federal Income Taxes
It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of August 31, 2020, the Fund did not accrue any interest or
36 Pioneer Global Equity Fund | Semiannual Report | 2/28/21

penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.
In addition to the requirements of the Internal Revenue Code, the Fund may also be required to pay local taxes on the recognition of capital gains and/or the repatriation of foreign currencies in certain countries.
In determining the daily net asset value, the Fund estimates the reserve for such taxes, if any, associated with investments in certain countries. The estimated reserve for the capital gains is based on the net unrealized appreciation on certain portfolio securities, the holding period of such securities and the related tax rates, tax loss carryforward (if applicable) and other such factors.
The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.
The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended August 31, 2020 was as follows:
2020
Distributions paid from:
Ordinary income	$2,334,052
Total	$2,334,052
The following shows the components of distributable earnings (losses) on a federal income tax basis at August 31, 2020:
2020
Distributable earnings/(losses):
Undistributed ordinary income	$2,328,384
Capital loss carryforward	(21,091,304)
Net unrealized appreciation	36,509,964
Total	$17,747,044

Pioneer Global Equity Fund | Semiannual Report | 2/28/21 37

The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax deferral of losses on wash sales, the mark to market of forward currency, and tax basis adjustments on partnerships.
E.   Fund Shares
The Fund records sales and repurchases of its shares as of trade date. The Distributor earned $9,535 in underwriting commissions on the sale of Class A shares during the six months ended February 28, 2021.
F.   Class Allocations
Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.
Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class C and Class R shares of the Fund, respectively (see Note 5). Class K and Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund’s transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 4).
Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, Class K, Class R and Class Y shares can reflect different transfer agent and distribution expense rates.
G.   Risks
The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. A general rise in interest rates could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from the Fund.
38 Pioneer Global Equity Fund | Semiannual Report | 2/28/21

At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund’s investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions.
With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as Brown Brothers Harriman & Co., the Fund’s custodian and accounting agent, and DST Asset Manager Solutions, Inc., the Fund’s transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Fund nor the Adviser exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at the Adviser or the Fund’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.
COVID-19
The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many
Pioneer Global Equity Fund | Semiannual Report | 2/28/21 39

instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the Fund’s investments. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, will not be known for some time. The consequences of high public debt, including its future impact on the economy and securities markets, likewise may not be known for some time.
The Fund’s prospectus contains unaudited information regarding the Fund’s principal risks. Please refer to that document when considering the Fund’s principal risks.
H.   Forward Foreign Currency Exchange Contracts
The Fund may enter into forward foreign currency exchange contracts (“contracts”) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked-to-market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation is recorded in the Fund’s financial statements. The Fund records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 7).
During the six months ended February 28, 2021, the Fund had entered into various forward foreign currency exchange contracts that obligated the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency exchange contract, the Fund may close out such contract by entering into an offsetting contract.
The average market value of forward foreign currency exchange contracts open during the six months ended February 28, 2021, was $(152,556). There were no open forward foreign currency exchange contracts at February 28, 2021.
40 Pioneer Global Equity Fund | Semiannual Report | 2/28/21

2. Management Agreement
The Adviser manages the Fund’s portfolio. Management fees are calculated daily and paid monthly at the annual rate of 0.65% of the Fund’s average daily net assets up to $1 billion and 0.60% of the Fund’s average daily net assets over $1 billion. For the six months ended February 28, 2021, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.65% (annualized) of the Fund’s average daily net assets.
Prior to January 1, 2020, the Adviser contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than extraordinary expenses, such as litigation, taxes, brokerage commissions and acquired fund fees and expenses) of the Fund to the extent required to reduce Fund expenses to 1.15%, 2.15%, 0.80%, 1.55% and 0.70% of the average daily net assets attributable to Class A, Class C, Class K, Class R and Class Y shares, respectively. Effective January 1, 2020, the Adviser has contractually agreed to limit ordinary operating expenses to the extent required to reduce fund expenses to 1.15%, 2.15%, 0.70%, 1.55% and 0.70% of the average daily net assets attributable to Class A, Class C, Class K, Class R and Class Y shares, respectively. These expense limitations are in effect through January 1, 2022. There can be no assurance that the Adviser will extend the expense limitation agreement for a class of shares beyond the date referred to above. Fees waived and expenses reimbursed during the period ended February 28, 2021 are reflected on the Statement of Operations.
In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $30,526 in management fees, administrative costs and certain other reimbursements payable to the Adviser at February 28, 2021.
3. Compensation of Trustees and Officers
The Fund pays an annual fee to its Trustees. The Adviser reimburses the Fund for fees paid to the Interested Trustees. The Fund does not pay any salary or other compensation to its officers. For the six months ended February 28, 2021, the Fund paid $4,145 in Trustees’ compensation, which is reflected on the Statement of Operations as Trustees’ fees. At February 28, 2021, the Fund had a payable for Trustees’ fees on its Statement of Assets and Liabilities of $1,813.
Pioneer Global Equity Fund | Semiannual Report | 2/28/21 41

4. Transfer Agent
DST Asset Manager Solutions, Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund’s omnibus relationship contracts.
In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings, and outgoing phone calls. For the six months ended February 28, 2021, such out-of-pocket expenses by class of shares were as follows:
Shareowner Communications:
Class A	$47,886
Class C	4,645
Class K	58
Class R	2,641
Class Y	1,181
Total	$56,411

5. Distribution and Service Plans
The Fund has adopted a distribution plan (the “Plan”) pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class C and Class R shares. Pursuant to the Plan, the Fund pays the Distributor 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Pursuant to the Plan, the Fund further pays the Distributor 0.50% of the average daily net assets attributable to Class R shares for distribution services. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $7,791 in distribution fees payable to the Distributor at February 28, 2021.
The Fund also has adopted a separate service plan for Class R shares (the “Service Plan”). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund’s average daily net assets attributable to Class R shares held by such plans.
42 Pioneer Global Equity Fund | Semiannual Report | 2/28/21

In addition, redemptions of Class A and Class C shares may be subject to a contingent deferred sales charge (“CDSC”). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class K, Class R and Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the six months ended February 28, 2021, in the amount of $856 CDSCs were paid to the Distributor.
6. Line of Credit Facility
The Fund, along with certain other funds in the Pioneer Family of Funds (the “Funds”), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the credit facility or the limits set for borrowing by the Fund’s prospectus and the 1940 Act. Effective March 11, 2020, the Fund participates in a facility in the amount of $300 million. Prior to March 11, 2020, the Fund participated in a facility in the amount of $25 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (“LIBOR”) plus a credit spread. The Fund also pays an annual commitment fee to participate in a credit facility. The commitment fee in the amount of 0.30% of the daily unused portion of each lender’s commitment is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the six months ended February 28, 2021, the Fund had no borrowings under the credit facility.
7. Additional Disclosures about Derivative Instruments and Hedging Activities
The Fund’s use of derivatives may enhance or mitigate the Fund’s exposure to the following risks:
Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.
Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.
Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.
Pioneer Global Equity Fund | Semiannual Report | 2/28/21 43

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange rate risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.
Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.
The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at February 28, 2021, was as follows:
			Foreign
Statement of	Interest	Credit	Exchange	Equity	Commodity
Operations	Rate Risk	Risk	Rate Risk	Risk	Risk
Net realized gain
(loss) on:
Forwards foreign
currency exchange
contracts	$—	$—	$(152,556)	$—	$—
Total Value	$—	$—	$(152,556)	$—	$—

Change in net
unrealized
appreciation
(depreciation) on:
Forward foreign
currency exchange
contracts	$—	$—	$152,556	$—	$—
Total Value	$—	$—	$152,556	$—	$—

44 Pioneer Global Equity Fund | Semiannual Report | 2/28/21

Approval of Investment Management Agreement
Amundi Pioneer Asset Management, Inc.1 (“APAM”) serves as the investment adviser to Pioneer Global Equity Fund (the “Fund”) pursuant to an investment management agreement between APAM and the Fund. In order for APAM to remain the investment adviser of the Fund, the Trustees of the Fund must determine annually whether to renew the investment management agreement for the Fund.
The contract review process began in January 2020 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2020, July 2020 and September 2020. In addition, the Trustees reviewed and discussed the Fund’s performance at regularly scheduled meetings throughout the year, and took into account other information related to the Fund provided to the Trustees at regularly scheduled meetings, in connection with the review of the Fund’s investment management agreement.
In March 2020, the Trustees, among other things, discussed the memorandum provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment management agreement, and reviewed and discussed the qualifications of the investment management teams for the Fund, as well as the level of investment by the Fund’s portfolio managers in the Fund. In July 2020, the Trustees, among other things, reviewed the Fund’s management fees and total expense ratios, the financial statements of APAM and its parent companies, profitability analyses provided by APAM, and analyses from APAM as to possible economies of scale. The Trustees also reviewed the profitability of the institutional business of APAM and APAM’s affiliate, Amundi Pioneer Institutional Asset Management, Inc.2 (“APIAM” and, together with APAM, “Amundi Pioneer”), as compared to that of APAM’s fund management business, and considered the differences between the fees and expenses of the Fund and the fees and expenses of APAM’s and APIAM’s institutional accounts, as well as the different services provided by APAM to the Fund and by APAM and APIAM to the institutional accounts. The Trustees further considered contract review materials, including additional materials received in response to the Trustees’ request, in September 2020.
[1]	Effective January 1, 2021, Amundi Pioneer Asset Management, Inc. changed its name to Amundi Asset Management US, Inc. (“Amundi US”).
[2]
Effective January 1, 2021, Amundi Pioneer Institutional Asset Management, Inc. (“APIAM”) merged with and into Amundi US. After the Merger, the investment advisory services previously provided by APIAM are now provided through Amundi US.

Pioneer Global Equity Fund | Semiannual Report | 2/28/21 45

At a meeting held on September 15, 2020, based on their evaluation of the information provided by APAM and third parties, the Trustees of the Fund, including the Independent Trustees voting separately, unanimously approved the renewal of the investment management agreement for another year. In approving the renewal of the investment management agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.
Nature, Extent and Quality of Services
The Trustees considered the nature, extent and quality of the services that had been provided by APAM to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees also reviewed APAM’s investment approach for the Fund and its research process. The Trustees considered the resources of APAM and the personnel of APAM who provide investment management services to the Fund. They also reviewed the amount of non-Fund assets managed by the portfolio managers of the Fund. They considered the non-investment resources and personnel of APAM that are involved in APAM’s services to the Fund, including APAM’s compliance, risk management, and legal resources and personnel. The Trustees noted the substantial attention and high priority given by APAM’s senior management to the Pioneer Fund complex. The Trustees considered the implementation and effectiveness of APAM’s business continuity plan in response to the COVID-19 pandemic.
The Trustees considered that APAM supervises and monitors the performance of the Fund’s service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund’s business management and operations. The Trustees also considered that, as administrator, APAM is responsible for the administration of the Fund’s business and other affairs. The Trustees considered the fees paid to APAM for the provision of administration services.
Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by APAM to the Fund were satisfactory and consistent with the terms of the investment management agreement.
46 Pioneer Global Equity Fund | Semiannual Report | 2/28/21

Performance of the Fund
In considering the Fund’s performance, the Trustees regularly review and discuss throughout the year data prepared by APAM and information comparing the Fund’s performance with the performance of its peer group of funds, as classified by Morningstar, Inc. (Morningstar), and with the performance of the Fund’s benchmark index. They also discuss the Fund’s performance with APAM on a regular basis. The Trustees’ regular reviews and discussions were factored into the Trustees’ deliberations concerning the renewal of the investment management agreement.
Management Fee and Expenses
The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. The peer group comparisons referred to below are organized in quintiles. Each quintile represents one-fifth of the peer group. In all peer group comparisons referred to below, first quintile is most favorable to the Fund’s shareowners. The Trustees noted that they separately review and consider the impact of the Fund’s transfer agency and Fund- and APAM-paid expenses for sub-transfer agency and intermediary arrangements, and that the results of the most recent such review were considered in the consideration of the Fund’s expense ratio.
The Trustees considered that the Fund’s management fee for the most recent fiscal year was in the second quintile relative to the management fees paid by other funds in its Morningstar category for the comparable period. The Trustees considered that the expense ratio of the Fund’s Class A shares for the most recent fiscal year was in the second quintile relative to its Strategic Insight peer group for the comparable period. The Trustees noted that APAM had agreed to waive fees and/or reimburse expenses in order to limit the ordinary operating expenses of the Fund.
The Trustees reviewed management fees charged by APAM and APIAM to institutional and other clients, including publicly offered European funds sponsored by APAM’s affiliates, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered APAM’s costs in providing services to the Fund and APAM’s and APIAM’s costs in providing services to the other clients and considered the differences in management fees and profit margins for fund and non-fund services. In evaluating the
Pioneer Global Equity Fund | Semiannual Report | 2/28/21 47

fees associated with APAM’s and APIAM’s client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and other client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment management agreement with the Fund, APAM performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund’s other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the entrepreneurial risks associated with APAM’s management of the Fund.
The Trustees concluded that the management fee payable by the Fund to APAM was reasonable in relation to the nature and quality of the services provided by APAM.
Profitability
The Trustees considered information provided by APAM regarding the profitability of APAM with respect to the advisory services provided by APAM to the Fund, including the methodology used by APAM in allocating certain of its costs to the management of the Fund. The Trustees also considered APAM’s profit margin in connection with the overall operation of the Fund. They further reviewed the financial results, including the profit margins, realized by APAM and APIAM from non-fund businesses. The Trustees considered APAM’s profit margins in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that APAM’s profitability with respect to the management of the Fund was not unreasonable.
Economies of Scale
The Trustees considered APAM’s views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with the Fund and Fund shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by APAM in research and analytical capabilities and APAM’s commitment and resource allocation to the Fund. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including due to reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.
48 Pioneer Global Equity Fund | Semiannual Report | 2/28/21

Other Benefits
The Trustees considered the other benefits that APAM enjoys from its relationship with the Fund. The Trustees considered the character and amount of fees paid or to be paid by the Fund, other than under the investment management agreement, for services provided by APAM and its affiliates. The Trustees further considered the revenues and profitability of APAM’s businesses other than the Fund business. To the extent applicable, the Trustees also considered the benefits to the Fund and to APAM and its affiliates from the use of “soft” commission dollars generated by the Fund to pay for research and brokerage services.
The Trustees considered that Amundi Pioneer is the principal U.S. asset management business of Amundi, which is one of the largest asset managers globally. Amundi’s worldwide asset management business manages over $1.7 trillion in assets (including the Pioneer Funds). The Trustees considered that APAM’s relationship with Amundi creates potential opportunities for APAM, APIAM and Amundi that derive from APAM’s relationships with the Fund, including Amundi’s ability to market the services of APAM globally. The Trustees noted that APAM has access to additional research and portfolio management capabilities as a result of its relationship with Amundi and Amundi’s enhanced global presence that may contribute to an increase in the resources available to APAM. The Trustees considered that APAM and the Fund receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Fund, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by APAM as a result of its relationship with the Fund were reasonable.
Conclusion
After consideration of the factors described above as well as other factors, the Trustees, including the Independent Trustees, concluded that the investment management agreement for the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment management agreement.
Pioneer Global Equity Fund | Semiannual Report | 2/28/21 49

Trustees, Officers and Service Providers

Trustees Thomas J. Perna, Chairman John E. Baumgardner, Jr. Diane Durnin Benjamin M. Friedman Lisa M. Jones Lorraine H. Monchak Marguerite A. Piret Fred J. Ricciardi Kenneth J. Taubes	Officers Lisa M. Jones, President and Chief Executive Officer Mark E. Bradley, Treasurer and Chief Financial and Accounting Officer Christopher J. Kelley, Secretary and Chief Legal Officer
Investment Adviser and Administrator
Amundi Asset Management US, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Amundi Distributor US, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Transfer Agent
DST Asset Manager Solutions, Inc.
Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundi.com/us. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.
50 Pioneer Global Equity Fund | Semiannual Report | 2/28/21

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Pioneer Global Equity Fund | Semiannual Report | 2/28/21 51

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52 Pioneer Global Equity Fund | Semiannual Report | 2/28/21

How to Contact Amundi
We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms	1-800-225-6292

FactFoneSM for automated fund yields, prices,
account information and transactions	1-800-225-4321
Retirement plans information	1-800-622-0176

Write to us:

Amundi
P.O. Box 219427
Kansas City, MO 64121-9427
Our toll-free fax	1-800-225-4240

Our internet e-mail address	us.askamundi@amundi.com
(for general questions about Amundi only)

Visit our web site: www.amundi.com/us

This report must be preceded or accompanied by a prospectus.
The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Amundi Asset Management US, Inc.
60 State Street
Boston, MA 02109
www. amundi. com/us

Securities offered through Amundi Distributor US, Inc.,
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
© 2021 Amundi Asset Management US, Inc. 19129-15-0421

Pioneer High Income
Municipal Fund
Semiannual Report | February 28, 2021

A: PIMAX	C: HICMX	Y: HIMYX

Paper copies of the Fund’s shareholder reports are no longer sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer, bank or insurance company. Instead, the reports are available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
You may elect to receive all future reports in paper free of charge. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-225-6292. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held within the Pioneer Fund complex if you invest directly.

visit us: www.amundi.com/us

Pioneer High Income Municipal Fund | Semiannual Report | 2/28/21 1

President’s Letter

Dear Shareholders,
The first quarter of 2021 has brought some better news on the COVID-19 global pandemic front, as the deployment of the first approved COVID-19 vaccines is well underway, with expectations for widespread vaccine distribution by the middle of the year. In general, COVID-19 cases and related hospitalizations have been on the decline in the US, despite a few problematic “hot spots” in some states, and that has had a positive effect on overall market sentiment.
While there may finally be a light visible at the end of the pandemic tunnel, the long-term impact on the global economy from COVID-19, while currently unknown, is likely to be considerable. It is clear that several industries have already felt greater effects than others, and the markets, which do not thrive on uncertainty, have been volatile. With that said, in the first few months of 2021, equity markets and other so-called “riskier” assets, such as high-yield bonds, have outperformed investments regarded as less risky, such as government debt. In addition, we’ve witnessed the long-awaited rebound in the performance of cyclical stocks, or stocks of companies with greater exposure to the ebbs and flows of the economic cycle, as investors have appeared to embrace the potential for a more widespread reopening of the economy in the coming months. Additional fiscal stimulus from the US government in recent months has also helped provide some market momentum.
However, despite the dramatic market rebound since its March 2020 low point, volatility has remained elevated, with momentum rising and falling on seemingly every bit of positive or negative news about the virus. In addition, the recent US Presidential and Congressional elections have resulted in a power shift in Washington, DC, and that most likely portends some changes in fiscal policy above and beyond just additional pandemic-related stimulus. That, too, could lead to increased market volatility as investors analyze the various tax and spending plans, and wait to see what proposed policy alterations actually become law.
With the advent of COVID-19 in early 2020, we implemented our business continuity plan according to the new COVID-19 guidelines, and most of our employees have been working remotely since March 2020. To date, our operating environment has faced no interruption. I am proud of the careful planning that has taken place and confident we can maintain this environment for as long as is prudent. History in the making for a company that first opened its doors way back in 1928.
2 Pioneer High Income Municipal Fund | Semiannual Report | 2/28/21

Since 1928, Amundi US’s investment process has been built on a foundation of fundamental research and active management, principles which have guided our investment decisions for more than 90 years. We believe active management – that is, making active investment decisions – can help mitigate the risks during periods of market volatility. As 2020 has reminded us, investment risk can arise from a number of factors in today’s global economy, including slower or stagnating growth, changing U.S. Federal Reserve policy, oil price shocks, political and geopolitical factors and, unfortunately, major public health concerns such as a viral pandemic.
At Amundi US, active management begins with our own fundamental, bottom-up research process. Our team of dedicated research analysts and portfolio managers analyzes each security under consideration, communicating directly with the management teams of the companies issuing the securities and working together to identify those securities that best meet our investment criteria for our family of funds. Our risk management approach begins with each and every security, as we strive to carefully understand the potential opportunity, while considering any and all risk factors.
Today, as investors, we have many options. It is our view that active management can serve shareholders well, not only when markets are thriving, but also during periods of market stress.
As you consider your long-term investment goals, we encourage you to work with your financial professional to develop an investment plan that paves the way for you to pursue both your short-term and long-term goals.
We remain confident that the current crisis, like others in human history, will pass, and we greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.
Sincerely,

Lisa M. Jones
Head of the Americas, President and CEO of US
Amundi Asset Management US, Inc.
April 2021
Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.
Pioneer High Income Municipal Fund | Semiannual Report | 2/28/21 3

Portfolio Management Discussion | 2/28/21
Municipal bonds performed positively during the six-month period ended February 28, 2021, as the US economy gradually began to recover from the disruptive effects of the COVID-19 pandemic. In the following interview, Jonathan Chirunga and David Eurkus discuss the factors that influenced the performance of Pioneer High Income Municipal Fund during the six-month period. Mr. Chirunga, Managing Director, Director of High-Yield Municipals, and a portfolio manager at Amundi Asset Management US, Inc. (Amundi US), is responsible for the day-to-day management of the Fund, along with Mr. Eurkus, Managing Director, Director of Municipals, and a portfolio manager at Amundi US.
Q   How did the Fund perform during the six-month period ended February 28, 2021?
A    Pioneer High Income Municipal Fund’s Class A shares returned 3.37% at net asset value during the six-month period ended February 28, 2021, while the Fund’s benchmark, the Bloomberg Barclays US Municipal High Yield Bond Index, returned 5.67%. During the same period, the average return of the 197 mutual funds in Morningstar’s High-Yield Municipal Funds category was 4.20%.
Q   How would you describe the investment environment in the municipal bond market during the six-month period ended February 28, 2021?
A    For the six-month period, the investment environment for municipal bonds was largely favorable, driven by the accommodative stance on monetary policy by the US Federal Reserve (Fed), and healthy demand for tax-free bonds in a market featuring limited supply. In addition, the longer-term effects on the municipal market from the federal tax overhaul legislation passed in late 2017 continued to contribute to a positive investment landscape for municipals. As we have noted previously, the US tax overhaul law passed in 2017 has helped to boost the performance of tax-free bonds in general, given that, under the law, income earned by investors on advance-refunding bonds, formerly treated as tax-exempt, is now treated as taxable income for the investors. (An advance-refunding bond is issued to retire, or pre-refund, another outstanding bond more than 90 days in advance of the original bond’s maturity date.) The revamped tax laws have effectively removed approximately one-quarter of the prior municipal supply from the tax-exempt marketplace over the past few years, which in turn has helped to lift tax-free bond prices. In
4 Pioneer High Income Municipal Fund | Semiannual Report | 2/28/21

addition, the concurrently enacted federal limits on state and local tax deductions have significantly increased demand for municipal investments in higher-tax states.
Like most financial markets, the tax-exempt market had come under significant stress created by onset of the COVID-19 pandemic in the first quarter of 2020, as virus-mitigation efforts put into place by state and local governments caused many segments of the US economy to shut down and drove unemployment rates into territory rarely seen in recent decades. To combat the very serious economic effects from COVID-19 on individuals, states, municipalities and the United States overall, the Fed as well as Congress and the Trump administration undertook a large number of monetary and fiscal measures. In early 2020, the Fed reduced the target range of the federal funds rate to near zero, reintroduced lending facilities from the 2008 financial crisis era, instituted new lending facilities, and re-started quantitative easing (that is, injecting massive liquidity into the economy by purchasing Treasury, agency, mortgage, and corporate bonds in significant quantities). In addition, US lawmakers approved two large fiscal aid packages during the spring and early summer of 2020, in the form of loans and grants to individuals, small businesses, medical systems, and higher education institutions, in light of the sudden freeze-up in economic activity and continuously rising unemployment. Taken together, those measures helped to calm financial markets, including the municipal bond market, heading into the Fund’s semiannual reporting period.
During the six-month period, the tax-exempt bond market continued its recovery from the low points of March 2020, as domestic and global investors became aggressive purchasers of municipals. As a result, the recent yield increases reversed themselves as municipal bond prices rose. At the same time, the stunning contraction in economic activity across the country – especially within the tourism, transportation, retail, and service industries – as well as dramatic reductions in federal, state, and local tax revenues, continued to overshadow the municipal bond market. In September and October 2020, amid robust demand from buyers, the market saw a rush of tax-exempt and taxable municipal issuance in advance of the November presidential election. Near the end of the calendar year, the conclusion of the US and Congressional elections and investor optimism regarding the direction of the US economy in the wake of rollouts of the first approved COVID-19 vaccines, helped to reinforce a strong technical (supply/demand) environment for investing in longer-term municipal bonds. In addition, the default rate for municipal bonds has remained low, despite massive shutdowns by state and local
Pioneer High Income Municipal Fund | Semiannual Report | 2/28/21 5

governments during portions of 2020 in order to contain the spread of the virus, as most states had retained significant “rainy day” funds during the past decade in order to deal with periods of reduced tax collections.
During the six-month period, strong demand from traditional investors as well as by non-traditional and foreign purchasers looking for relative safety, a lower default rate and attractive tax equivalent yields versus taxable investments, helped to boost the performance of high-yield municipal bonds. The Fund’s benchmark, Bloomberg Barclays US Municipal High Yield Bond Index (the Bloomberg Barclays Index), returned 5.67% for the six-month period, outperforming the investment-grade municipal market, which returned just 0.86%, as measured by the Bloomberg Barclays Municipal Bond Index.
Q   Which of your investment decisions drove the Fund’s performance relative to the Bloomberg Barclays Index during the six-month period ended February 28, 2021?
A   During the six-month period, we made no significant changes to the portfolio’s sector weightings, as we continued to maintain a strong balance between holdings in tobacco bonds and the charter school sector, as well as allocations to a diverse range of other municipal sectors.
A key detractor from the Fund’s performance relative to the benchmark, especially in the fourth calendar quarter of 2020, was a continued portfolio underweight to Puerto Rico. The Fund’s allocation to Puerto Rico’s debt has remained at less than 3% of invested assets, compared to an approximately 13% weighting in the Bloomberg Barclays Index. The Commonwealth’s bonds have been benefiting from increased investor demand for high-yield municipal bonds. Due to the volume of bonds issued by Puerto Rico, they have managed to retain liquidity. That said, we anticipate keeping the Fund underweight to Puerto Rico, as we have had ongoing concerns about its debt, given the effects the COVID-19 pandemic has had on international tourism, an industry upon which the Commonwealth’s economy has been heavily reliant.
Towards the end of the six-month period, the portfolio’s tactical positions within investment-grade municipal bonds detracted from relative performance, especially in February. The Fund’s exposures to AAA-rated bonds underperformed the most. However, we believe it is prudent to maintain the Fund’s investment-grade allocations as we continue to sift through the new-deal market as well as offerings in the secondary market, due in part to our general concerns about credit quality and the relative value of many new issues.
6 Pioneer High Income Municipal Fund | Semiannual Report | 2/28/21

Security selection results for the Fund were strong within its allocation to Tobacco MSA (master settlement agreement) bonds, especially in the fourth quarter of 2020. We have typically maintained an overweight versus the benchmark to the tobacco sector in an effort to enhance the portfolio’s liquidity profile. Security selection results within charter schools also contributed positively to the Fund’s performance. Charter schools have continued to represent a significant portion of the Fund’s allocation to education bonds. Enrollments in charter schools have remained strong, and those schools have been able to manage distance-learning measures effectively throughout the pandemic situation.
With regard to individual holdings that affected the Fund’s relative performance, the largest detractors from benchmark-relative returns were holdings of California education bonds and senior living bonds issued by North Carolina. Individual bonds that contributed positively to the Fund’s relative results for the six-month period included Arkansas industrial development bonds and Ohio tobacco settlement bonds.
Q   Did the Fund have any exposure to derivative securities during the six-month period ended February 28, 2021?
A   No, the Fund had no material exposure to derivatives during the six-month period.
Q   Did the Fund’s distributions* to shareholders change during the six-month period ended February 28, 2021?
A   No. The Fund’s monthly distribution levels remained stable over the six-month period.
Q   What is your investment outlook?
A   Because of an apparent lack of any resurgence in US inflation, as well as the frequently repeated pronouncements from the Fed that it will continue to hold the federal funds target range at or near zero for the next several years, we are optimistic regarding the path of interest rates going forward. Additionally, in light of the continued low default rate for the municipal bond asset class and a favorable supply/demand technical environment, given ample but reasonable supply and persistently strong demand from various categories of investors, we believe that the prospects for the tax-exempt bond market are favorable. Lastly, given the enormous and continuing need for federal economic assistance of all sorts
* Distributions are not guaranteed.
Pioneer High Income Municipal Fund | Semiannual Report | 2/28/21 7

in order to cope with the effects of the COVID-19 situation, the US government may be forced to deal with its rising debt levels in part by raising taxes, particularly on wealthier taxpayers, which could further increase demand for municipal bonds.
With regard to managing the Fund, we have continued to see investment opportunities created by large investors having to sell strong credit bonds out of their portfolios to meet liquidity needs and redemption requests, particularly sales related to weak-credit purchases of bonds issued in the summer of 2017.
Consistent with our investment discipline in managing the Fund, we intend to continue to focus on intensive, fundamental research into individual bond issues, while maintaining a close watch on any economic factors that could influence the high-yield municipal market. Based on these factors, we do not anticipate making any significant changes to the portfolio’s positioning and structure in the near future.
Please refer to the Schedule of Investments on pages 40–56 for a full listing of Fund securities.
All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility and heightened uncertainty. The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues or adverse investor sentiment. These conditions may continue, recur, worsen or spread.
Investments in high-yield or lower-rated securities are subject to greater-than-average price volatility, illiquidity and possibility of default.
When interest rates rise, the prices of fixed-income securities held by the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities held by the Fund will generally rise.
Investments in the Fund are subject to possible loss due to the financial failure of issuers of underlying securities and their inability to meet their debt obligations.
Prepayment risk is the chance that an issuer may exercise its right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation.
8 Pioneer High Income Municipal Fund | Semiannual Report | 2/28/21

The value of municipal securities can be adversely affected by changes in financial condition of municipal issuers, lower revenues, and regulatory and political developments.
The Fund may use derivatives, such as options, futures, inverse floating rate obligations, swaps, and others, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Derivatives may have a leveraging effect on the Fund.
A portion of income may be subject to local, state, federal, and/or alternative minimum tax. Capital gains, if any, are subject to a capital gains tax.
At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.
These risks may increase share price volatility.
Before investing, consider the product’s investment objectives, risks, charges and expenses. Contact your financial professional or Amundi Asset Management US, Inc., for a prospectus or summary prospectus containing this information. Read it carefully.
Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is not a guarantee of future results.
Pioneer High Income Municipal Fund | Semiannual Report | 2/28/21 9

Portfolio Summary | 2/28/21

10 Pioneer High Income Municipal Fund | Semiannual Report | 2/28/21

10 Largest Holdings*
(As a percentage of total investment)**
1.	Buckeye Tobacco Settlement Financing Authority, 5.0%, 6/1/55	3.37%
2.	Tobacco Settlement Financing Corp., Series B-1, 5.0%, 6/1/47	2.48
3.	Arkansas Development Finance Authority, Big River Steel Project,
	4.5%, 9/1/49 (144A)	1.95
4.	Commonwealth of Puerto Rico, 8.0%, 7/1/35	1.84
5.	Northern Tobacco Securitization Corp., 5.0%, 6/1/46	1.84
6.	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, 5.0%, 7/1/58	1.81
7.	Golden State Tobacco Securitization Corp., 5.0%, 6/1/47	1.78
8.	Metropolitan Pier & Exposition Authority, 5.0%, 6/15/50	1.63
9.	Metropolitan Pier & Exposition Authority, Mccormick Place Expansion,
	5.0%, 6/15/57	1.48
10.	City of Hammond, Custodial Receipts Cabelas Project, 7.5%, 2/1/29 (144A)	1.40

*
On December 21, 2020, the Fund began investing as a feeder fund in Pioneer High Income Municipal Portfolio (the “Portfolio”), and owns a pro rata interest in the Portfolio’s net assets. Portfolio Diversification, State Distribution and Ten Largest Holdings at February 28, 2021 are based on the holdings of the Portfolio. For more complete details about the Portfolio’s investment portfolio, see page 40.

**
Excludes temporary cash investments and all derivative contracts except for options purchased. The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.

Pioneer High Income Municipal Fund | Semiannual Report | 2/28/21 11

Prices and Distributions | 2/28/21
Net Asset Value per Share

Class	2/28/21	8/31/20
A	$7.34	$7.23
C	$7.35	$7.24
Y	$7.24	$7.14

Distributions per Share: 9/1/20–2/28/21

	Net Investment	Short-Term	Long-Term
Class	Income	Capital Gains	Capital Gains
A	$0.1333	$ —	$ —
C	$0.1051	$ —	$ —
Y	$0.1404	$ —	$ —

Index Definitions
The Bloomberg Barclays U.S. Municipal High Yield Bond Index is an unmanaged measure of the performance of the high-yield municipal bond market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.
The index defined here pertains to the “Value of $10,000 Investment” and “Value of $5 Million Investment” charts shown on pages 13–15.
12 Pioneer High Income Municipal Fund | Semiannual Report | 2/28/21

Performance Update | 2/28/21	Class A Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer High Income Municipal Fund at public offering price during the periods shown, compared to that of the Bloomberg Barclays U.S. Municipal High Yield Bond Index.
Average Annual Total Returns
(As of February 28, 2021)
			Bloomberg
	Net	Public	Barclays U.S.
	Asset	Offering	Municipal
	Value	Price	High Yield
Period	(NAV)	(POP)	Bond Index
10 years	5.37%	4.89%	6.96%
5 years	4.67	3.71	6.42
1 year	-1.32	-5.76	1.27

Expense Ratio
(Per prospectus dated December 18, 2020)
Gross
0.82%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
NAV results represent the percent change in net asset value per share. NAV returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 4.50% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for more current expense ratios.
Pioneer High Income Municipal Fund | Semiannual Report | 2/28/21 13

Performance Update | 2/28/21	Class C Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer High Income Municipal Fund during the periods shown, compared to that of the Bloomberg Barclays U.S. Municipal High Yield Bond Index.

Average Annual Total Returns
(As of February 28, 2021)
			Bloomberg
			Barclays U.S.
			Municipal
	If	If	High Yield
Period	Held	Redeemed	Bond Index
10 years	4.58%	4.58%	6.96%
5 years	3.90	3.90	6.42
1 year	-1.94	-1.94	1.27

Expense Ratio
(Per prospectus dated December 18, 2020)
Gross
1.59%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). “If Held” results represent the percent change in net asset value per share. “If Redeemed” returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for a more current expense ratio.
14 Pioneer High Income Municipal Fund | Semiannual Report | 2/28/21

Performance Update | 2/28/21	Class Y Shares

Investment Returns

The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer High Income Municipal Fund during the periods shown, compared to that of the Bloomberg Barclays U.S. Municipal High Yield Bond Index.

Average Annual Total Returns
(As of February 28, 2021)
		Bloomberg
	Net	Barclays U.S.
	Asset	Municipal
	Value	High Yield
Period	(NAV)	Bond Index
10 years	5.54%	6.96%
5 years	4.86	6.42
1 year	-1.14	1.27

Expense Ratio
(Per prospectus dated December 18, 2020)
Gross	Net
0.64%	0.55%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The net expense ratio reflects the contractual expense limitation currently in effect through January 1, 2022 for Class Y shares. There can be no assurance that Amundi US will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for more current expense ratios.
Pioneer High Income Municipal Fund | Semiannual Report | 2/28/21 15

Comparing Ongoing Fund Expenses
As a shareowner in the Fund, you incur two types of costs:
(1)	ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and
(2)	transaction costs, including sales charges (loads) on purchase payments.
This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund’s latest six-month period and held throughout the six months.
Using the Tables

Actual Expenses
The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:
1.	Divide your account value by $1,000
Example: an $8,600 account value ÷ $1,000 = 8.6
2.
Multiply the result in (1) above by the corresponding share class’s number in the third row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer High Income Municipal Fund
Based on actual returns from September 1, 2020 through February 28, 2021.

Share Class*	A	C	Y
Beginning Account	$1,000.00	$1,000.00	$1,000.00
Value on 9/1/20
Ending Account Value	$1,033.70	$1,029.80	$1,033.80
(after expenses) on 2/28/21
Expenses Paid	$4.03	$7.90	$2.77
During Period**

*	Includes the Fund’s share of Pioneer High Income Municipal Portfolio’s allocated expenses.
**
Expenses are equal to the Fund’s annualized expense ratio of 0.80%, 1.57% and 0.55% for Class A, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the partial year period).

16 Pioneer High Income Municipal Fund | Semiannual Report | 2/28/21

Hypothetical Example for Comparison Purposes
The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
Expenses Paid on a $1,000 Investment in Pioneer High Income Municipal Fund
Based on a hypothetical 5% return per year before expenses, reflecting the period from September 1, 2020 through February 28, 2021.

Share Class*	A	C	Y
Beginning Account	$1,000.00	$1,000.00	$1,000.00
Value on 9/1/20
Ending Account Value	$1,020.83	$1,017.01	$1,022.02
(after expenses) on 2/28/21
Expenses Paid	$4.01	$7.85	$2.76
During Period**

*	Includes the Fund’s share of Pioneer High Income Municipal Portfolio’s allocated expenses.
**
Expenses are equal to the Fund’s annualized expense ratio of 0.80%, 1.57%, and 0.55% for Class A, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the partial year period).

Pioneer High Income Municipal Fund | Semiannual Report | 2/28/21 17

Statement of Assets and Liabilities | 2/28/21
(unaudited)

ASSETS:
Investments in Pioneer High Income Municipal Portfolio,
at value (cost $1,816,077,605)	$1,870,334,582
Cash	8,117,913
Receivables —
Fund shares sold	4,787,503
Due from the Adviser	326,922
Other assets	80,849
Total assets	$1,883,647,769
LIABILITIES:
Payables —
Fund shares repurchased	$10,278,488
Distributions	1,304,116
Trustees’ fees	14,035
Due to affiliates	205,896
Accrued expenses	383,091
Total liabilities	$12,185,626
NET ASSETS:
Paid-in capital	$1,930,566,849
Distributable earnings (loss)	(59,104,706)
Net assets	$1,871,462,143
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
Class A (based on $649,427,249/88,476,011 shares)	$7.34
Class C (based on $164,804,249/22,429,492 shares)	$7.35
Class Y (based on $1,057,230,645/145,951,311 shares)	$7.24
MAXIMUM OFFERING PRICE PER SHARE:
Class A (based on $7.34 net asset value per share/100%-4.50%
maximum sales charge)	$7.69

The accompanying notes are an integral part of these financial statements.
18 Pioneer High Income Municipal Fund | Semiannual Report | 2/28/21

Statement of Operations* (unaudited)
FOR THE SIX MONTHS ENDED 2/28/21

INVESTMENT INCOME
Income and expenses allocated from Pioneer High
Income Portfolio:
Interest Income	$15,873,245
Expenses	(109,408)
Net Investment Income allocated from Pioneer High
Income Portfolio	15,763,837
Interest from unaffiliated issuers	24,912,948
Total investment income		$40,676,785
EXPENSES:
Management fees	$4,207,997
Administrative expense	242,826
Transfer agent fees
Class A	62,512
Class C	33,431
Class Y	525,257
Distribution fees
Class A	794,284
Class C	877,038
Shareowner communications expense	8,125
Custodian fees	10,450
Registration fees	47,150
Professional fees	175,411
Printing expense	27,517
Pricing fees	12,935
Trustees’ fees	26,036
Insurance expense	2,332
Miscellaneous	67,978
Total expenses		$7,121,279
Less fees waived and expenses reimbursed by the Adviser		(524,454)
Net expenses		$6,596,825
Net investment income		$34,079,960
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss):
Investments in unaffiliated issuers	$(3,978,049)
Allocated from Pioneer High Income Portfolio:
Investments	1,255,288	$(2,722,761)
Change in net unrealized appreciation (depreciation):
Investments in unaffiliated issuers	$(26,277,937)
Allocated from Pioneer High Income Portfolio:
Investments	54,256,977	$27,979,040
Net realized and unrealized gain (loss) on investments		$25,256,279
Net increase in net assets resulting from operations*		$59,336,239

*
On December 21, 2020, the Fund began investing as a feeder fund in Pioneer High Income Municipal Portfolio. The Statement of Operations includes the Fund’s information as a stand-alone and feeder fund for the respective periods (see Note 1).

The accompanying notes are an integral part of these financial statements.
Pioneer High Income Municipal Fund | Semiannual Report | 2/28/21 19

Statements of Changes in Net Assets

	Six Months
	Ended	Year
	2/28/21	Ended
	(unaudited)	8/31/20
FROM OPERATIONS:
Net investment income (loss)	$34,079,960	$64,033,056
Net realized gain (loss)	(2,722,761)	(59,320,919)
Change in net unrealized appreciation (depreciation)	27,979,040	(21,611,905)
Net increase (decrease) in net assets resulting
from operations	$59,336,239	$(16,899,768)
DISTRIBUTIONS TO SHAREOWNERS:
Class A ($0.13 and $0.30 per share, respectively)	$(11,715,698)	$(24,841,976)
Class C ($0.11 and $0.24 per share, respectively)	(2,544,999)	(6,402,827)
Class Y ($0.14 and $0.31 per share, respectively)	(19,218,146)	(38,090,971)
Total distributions to shareowners	$(33,478,843)	$(69,335,774)
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares	$391,456,108	$1,095,332,906
Reinvestment of distributions	27,109,989	56,598,939
Cost of shares repurchased	(342,281,869)	(804,346,001)
Net increase in net assets resulting from Fund
share transactions	$76,284,228	$347,585,844
Net increase in net assets	$102,141,624	$261,350,302
NET ASSETS:
Beginning of period	$1,769,320,519	$1,507,970,217
End of period	$1,871,462,143	$1,769,320,519

The accompanying notes are an integral part of these financial statements.
20 Pioneer High Income Municipal Fund | Semiannual Report | 2/28/21

	Six Months	Six Months
	Ended	Ended	Year	Year
	2/28/21	2/28/21	Ended	Ended
	Shares	Amounts	8/31/20	8/31/20
	(unaudited)	(unaudited)	Shares	Amount
Class A
Shares sold	14,478,536	$105,622,088	42,422,453	$313,402,243
Reinvestment of distributions	1,401,759	10,215,279	3,017,200	22,098,332
Less shares repurchased	(14,768,230)	(107,631,094)	(30,167,966)	(216,677,996)
Net increase	1,112,065	$8,206,273	15,271,687	$118,822,579
Class C
Shares sold	1,921,966	$14,061,890	9,914,054	$73,707,281
Reinvestment of distributions	309,507	2,255,922	739,548	5,415,934
Less shares repurchased	(6,082,317)	(44,313,990)	(7,534,554)	(54,546,485)
Net increase (decrease)	(3,850,844)	$(27,996,178)	3,119,048	$24,576,730
Class Y
Shares sold	37,715,409	$271,772,130	98,135,027	$708,223,382
Reinvestment of distributions	2,033,896	14,638,788	4,018,802	29,084,673
Less shares repurchased	(26,476,038)	(190,336,785)	(75,051,914)	(533,121,520)
Net increase	13,273,267	$96,074,133	27,101,915	$204,186,535

The accompanying notes are an integral part of these financial statements.
Pioneer High Income Municipal Fund | Semiannual Report | 2/28/21 21

Financial Highlights
	Six Months			,
	Ended		Year	Year	Year	Year	Year
	2/28/21(e)		Ended	Ended	Ended	Ended	Ended
	(unaudited)		8/31/20(e)	8/31/19(e)	8/31/18(e)	8/31/17(e)	8/31/16*(e)
Class A
Net asset value, beginning of period	$7.23		$7.56	$7.36	$7.32	$7.59	$7.22
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.14		$0.27	$0.35	$0.38	$0.35	$0.36
Net realized and unrealized gain (loss) on investments	0.10		(0.30)	0.21	0.02	(0.26)	0.41
Net increase (decrease) from investment operations	$0.24		$(0.03)	$0.56	$0.40	$0.09	$0.77
Distributions to shareowners:
Net investment income	$(0.13)		$(0.30)	$(0.36)	$(0.36)	$(0.36)	$(0.40)
Net increase (decrease) in net asset value	$0.11		$(0.33)	$0.20	$0.04	$(0.27)	$0.37
Net asset value, end of period	$7.34		$7.23	$7.56	$7.36	$7.32	$7.59
Total return (b)	3.37	%(c)	(0.41)%	7.87%	5.60%	1.32%	10.90%
Ratio of net expenses to average net assets	0.80	%(d)(f)	0.82%	0.83%	0.86%	0.88%	0.87%
Ratio of net investment income (loss) to average net assets	3.75	%(d)	3.71%	4.81%	5.16%	4.85%	4.86%
Portfolio turnover rate	7	%(c)(g)	73%	20%	22%	35%	20%
Net assets, end of period (in thousands)	$649,427		$631,922	$545,014	$313,695	$267,618	$292,019
Ratios with no waiver of fees and assumption of expenses by
the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	0.81	%(d)(f)	0.82%	0.85%	0.86%	0.88%	0.87%
Net investment income (loss) to average net assets	3.74	%(d)	3.71%	4.79%	5.16%	4.85%	4.86%

*	The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(c)	Not annualized.
(d)	Annualized.
(e)	On December 21, 2020, the Fund began investing as a feeder fund in Pioneer High Income Municipal Portfolio. Expense ratios disclosed prior to February 28, 2021 are for the Fund as a stand-alone fund.
(f)	Includes the Fund’s share of Pioneer High Income Municipal Portfolio’s allocated expenses.
(g)	Represents the combined portfolio turnover rate of the Fund and Pioneer High Income Municipal Portfolio.
The accompanying notes are an integral part of these financial statements.
22 Pioneer High Income Municipal Fund | Semiannual Report | 2/28/21

	Six Months
	Ended		Year	Year	Year	Year	Year
	2/28/21(e)		Ended	Ended	Ended	Ended	Ended
	(unaudited)		8/31/20(e)	8/31/19(e)	8/31/18(e)	8/31/17(e)	8/31/16*(e)
Class C
Net asset value, beginning of period	$7.24		$7.56	$7.36	$7.32	$7.59	$7.22
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.11		$0.22	$0.35	$0.32	$0.30	$0.30
Net realized and unrealized gain (loss) on investments	0.11		(0.30)	0.15	0.02	(0.27)	0.41
Net increase (decrease) from investment operations	$0.22		$(0.08)	$0.50	$0.34	$0.03	$0.71
Distributions to shareowners:
Net investment income	$(0.11)		$(0.24)	$(0.30)	$(0.30)	$(0.30)	$(0.34)
Net increase (decrease) in net asset value	$0.11		$(0.32)	$0.20	$0.04	$(0.27)	$0.37
Net asset value, end of period	$7.35		$7.24	$7.56	$7.36	$7.32	$7.59
Total return (b)	2.98	%(c)	(1.03)%	7.05%	4.81%	0.55%	10.07%
Ratio of net expenses to average net assets	1.57	%(d)(f)	1.59%	1.60%	1.63%	1.65%	1.63%
Ratio of net investment income (loss) to average net assets	2.98	%(d)	2.95%	4.07%	4.42%	4.10%	4.10%
Portfolio turnover rate	7	%(c)(g)	73%	20%	22%	35%	20%
Net assets, end of period (in thousands)	$164,804		$190,279	$175,156	$134,670	$143,846	$165,883
Ratios with no waiver of fees and assumption of expenses by
the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.58	%(d)(f)	1.59%	1.61%	1.63%	1.65%	1.63%
Net investment income (loss) to average net assets	2.97	%(d)	2.95%	4.06%	4.42%	4.10%	4.10%

*	The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(c)	Not annualized.
(d)	Annualized.
(e)	On December 21, 2020, the Fund began investing as a feeder fund in Pioneer High Income Municipal Portfolio. Expense ratios disclosed prior to February 28, 2021 are for the Fund as a stand-alone fund.
(f)	Includes the Fund’s share of Pioneer High Income Municipal Portfolio’s allocated expenses.
(g)	Represents the combined portfolio turnover rate of the Fund and Pioneer High Income Municipal Portfolio.
The accompanying notes are an integral part of these financial statements.
Pioneer High Income Municipal Fund | Semiannual Report | 2/28/21 23

Financial Highlights (continued)
	Six Months
	Ended		Year	Year	Year	Year	Year
	2/28/21(e)		Ended	Ended	Ended	Ended	Ended
	(unaudited)		8/31/20(e)	8/31/19(e)	8/31/18(e)	8/31/17(e)	8/31/16*(e)
Class Y
Net asset value, beginning of period	$7.14		$7.46	$7.26	$7.22	$7.49	$7.12
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.14		$0.29	$0.35	$0.38	$0.36	$0.37
Net realized and unrealized gain (loss) on investments	0.10		(0.30)	0.22	0.03	(0.26)	0.41
Net increase (decrease) from investment operations	$0.24		$(0.01)	$0.57	$0.41	$0.10	$0.78
Distributions to shareowners:
Net investment income	$(0.14)		$(0.31)	$(0.37)	$(0.37)	$(0.37)	$(0.41)
Net increase (decrease) in net asset value	$0.10		$(0.32)	$0.20	$0.04	$(0.27)	$0.37
Net asset value, end of period	$7.24		$7.14	$7.46	$7.26	$7.22	$7.49
Total return (b)	3.38	%(c)	(0.08)%	8.18%	5.80%	1.45%	11.17%
Ratio of net expenses to average net assets	0.55	%(d)(f)	0.55%	0.55%	0.68%	0.72%	0.71%
Ratio of net investment income (loss) to average net assets	4.00	%(d)	3.97%	4.99%	5.31%	4.99%	5.01%
Portfolio turnover rate	7	%(c)(g)	73%	20%	22%	35%	20%
Net assets, end of period (in thousands)	$1,057,231		$947,119	$787,800	$290,431	$192,118	$192,198
Ratios with no waiver of fees and assumption of expenses by
the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	0.65	%(d)(f)	0.64%	0.66%	0.68%	0.72%	0.71%
Net investment income (loss) to average net assets	3.90	%(d)	3.88%	4.88%	5.31%	4.99%	5.01%

*	The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(c)	Not annualized.
(d)	Annualized.
(e)	On December 21, 2020, the Fund began investing as a feeder fund in Pioneer High Income Municipal Portfolio. Expense ratios disclosed prior to February 28, 2021 are for the Fund as a stand-alone fund.
(f)	Includes the Fund’s share of Pioneer High Income Municipal Portfolio’s allocated expenses.
(g)	Represents the combined portfolio turnover rate of the Fund and Pioneer High Income Municipal Portfolio.
The accompanying notes are an integral part of these financial statements.
24 Pioneer High Income Municipal Fund | Semiannual Report | 2/28/21

Notes to Financial Statements | 2/28/21
(unaudited)
1. Organization and Significant Accounting Policies
Pioneer High Income Municipal Fund (the “Fund”) is one of four portfolios comprising Pioneer Series Trust V (the “Trust”), a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to maximize total return through a combination of income that is exempt from regular federal income tax and capital appreciation.
Effective December 21, 2020, the Fund began investing all of its investable assets as a feeder fund in Pioneer High Income Municipal Portfolio (the “Portfolio”), a portfolio of Pioneer Core Trust I, that has the same investment objective and policies as the Fund. The financial statements of the Portfolio including the schedule of investments, are contained elsewhere in this report and should be read in conjunction with the Fund’s financial statements. The Portfolio is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. At February 28, 2021, the Fund owned approximately 99.999% of the Portfolio. On December 21, 2020 the Fund had assets with a cost basis of $1,707,674,760 and a Value of $1,760,998,235 that were transferred to the Portfolio.
The Fund offers four classes of shares designated as Class A, Class C, Class K and Class Y shares. Class K shares had not commenced operations as of February 28, 2021. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Trust gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareowner’s voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.
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Amundi Asset Management US, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the investment adviser of the Fund and the Portfolio (the “Adviser”). Prior to January 1, 2021, the Adviser was named Amundi Pioneer Asset Management, Inc. Amundi Distributor US, Inc., an affiliate of Amundi Asset Management US, Inc., serves as the Fund’s placement agent (the “Placement Agent”). The Portfolio offers beneficial interests through the Placement Agent.
In August 2018, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update 2018-13 “Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”), which modifies disclosure requirements for fair value measurements, principally for Level 3 securities and transfers between levels of the fair value hierarchy. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. The Fund has adopted ASU 2018-13 for the six months ended February 28, 2021. The impact to the Fund’s adoption was limited to changes in the Fund’s disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy and disclosure of the range and weighted average used to develop significant unobservable inputs for Level 3 fair value investments, when applicable.
In March 2020, FASB issued an Accounting Standard Update, ASU 2020-04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other LIBOR-based reference rates at the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 on the Fund’s investments, derivatives, debt and other contracts, if applicable, that will undergo reference rate-related modifications as a result of the reference rate reform.
The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:
26 Pioneer High Income Municipal Fund | Semiannual Report | 2/28/21

A.   Security Valuation
The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.
The Fund records its investment in the Portfolio at value, which reflects its proportionate interest in the net assets of the Portfolio and is categorized as Level 1. Valuation of the securities held by the Portfolio is discussed in the notes to the Portfolio’s financial statements included elsewhere in this report. Disclosure about the classification of fair value measurements is presented in a tabular format, following the Portfolio’s Schedule of Investments.
Prior to December 21, 2020, the Fund invested directly in securities. Purchases and sales of securities by the Fund (excluding temporary cash investments) during the period from September 1, 2020 through December 21, 2020 aggregated $408,904,154 and $181,801,240, respectively. Please see the notes to the Portfolio’s financial statements included elsewhere in this report for a discussion regarding the valuation of securities in which the Fund and Portfolio invest.
The Fund did not engage in purchase and sale transactions (“cross trades”) as set forth in Rule 17a-7 under the Investment Company Act of 1940 during the period from September 1, 2020 through December 21, 2020.
B.   Investment Income and Transactions
Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.
Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.
Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.
The Fund receives a daily allocation of the Portfolio’s income, expenses and net realized and unrealized gains and losses in proportion to its investment in the Portfolio.
C.   Federal Income Taxes
It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is
Pioneer High Income Municipal Fund | Semiannual Report | 2/28/21 27

required. As of August 31, 2020, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.
The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.
The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended August 31, 2020 was as follows:
2020
Distributions paid from:
Tax-exempt income	$67,574,615
Ordinary income	1,761,159
Total	$69,335,774
The following shows the components of distributable earnings (losses) on a federal income tax basis at August 31, 2020:
2020
Distributable earnings/(loss):
Undistributed tax-exempt income	$8,361,302
Capital loss carryforward	(109,166,519)
Current year dividend payable	(1,001,377)
Net unrealized appreciation	16,844,492
Total	$(84,962,102)
The difference between book-basis and tax-basis unrealized appreciation is attributable to the tax deferral of losses on wash sales, adjustments related to interest on defaulted bonds and the tax treatment of amortization.
D.   Fund Shares
The Fund records sales and repurchases of its shares as of trade date. The Distributor earned $85,462 in underwriting commissions on the sale of Class A shares during the six months ended February 28, 2021.
28 Pioneer High Income Municipal Fund | Semiannual Report | 2/28/21

E.   Class Allocations
Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day. Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class C shares of the Fund, respectively (see Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund’s transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 4).
The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, and Class Y shares can reflect different transfer agent and distribution expense rates.
F.   Risks
The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. A general rise in interest rates could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from the Fund.
At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund’s investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions.
Pioneer High Income Municipal Fund | Semiannual Report | 2/28/21 29

The Fund’s investments, payment obligations and financing terms may be based on floating rates, such as LIBOR (London Interbank Offered Rate). Plans are underway to phase out the use of LIBOR. The UK Financial Conduct Authority (“FCA”) and LIBOR’s administrator, ICE Benchmark Administration (“IBA”), have announced that most LIBOR rates will no longer be published after the end of 2021 and a majority of U.S. dollar LIBOR rates will no longer be published after June 30, 2023. It is possible that the FCA may compel the IBA to publish a subset of LIBOR settings after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying markets. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the fund, issuers of instruments in which the fund invests, and financial markets generally.
With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as Brown Brothers Harriman & Co., the Fund’s custodian and accounting agent, and DST Asset Manager Solutions, Inc., the Fund’s transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Fund nor the Adviser exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at the Adviser or the Fund’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.
30 Pioneer High Income Municipal Fund | Semiannual Report | 2/28/21

COVID-19
The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the Fund’s investments. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, will not be known for some time. The consequences of high public debt, including its future impact on the economy and securities markets, likewise may not be known for some time.
The Fund’s prospectus contains unaudited information regarding the Fund’s principal risks. Please refer to that document when considering the Fund’s principal risks.
2. Management Agreement
The Adviser manages the Fund’s portfolio. Management fees are calculated daily and paid monthly at the annual rate equal to 0.50% of the Fund’s average daily net assets up to $500 million, 0.475% of the next $500 million of the Fund’s average daily net assets and 0.45% of the Fund’s average daily net assets over $1 billion. For the six months ended February 28, 2021, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.47% (annualized) of the Fund’s average daily net assets.
Effective December 21, 2020, the Adviser contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than extraordinary expenses, such as litigation, taxes, brokerage commissions and acquired fund fees and expenses) of the Fund to the extent required to reduce Fund expenses to 0.82%, 1.59% and 0.55% of the average daily net assets attributable to Class A, Class C and Class Y shares, respectively. These expense limitations are in effect through January 1, 2022. There can be no assurance that the Adviser will extend the expense limitation agreement beyond the date referred to above.
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Prior to December 21, 2020, the Adviser has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than extraordinary expenses, such as litigation, taxes, brokerage commissions and acquired fund fees and expenses) of the Fund to the extent required to reduce Fund expenses to 0.83% and 0.55% of the average daily net assets attributable to Class A and Class Y shares, respectively. Class C shares did not have an expense limitation.
In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $160,889 in management fees, administrative costs and certain other reimbursements payable to the Adviser at February 28, 2021.
3. Compensation of Trustees and Officers
The Fund pays an annual fee to its Trustees. The Adviser reimburses the Fund for fees paid to the Interested Trustees. The Fund does not pay any salary or other compensation to its officers. For the six-month period ended February 28, 2021, the Fund paid $26,036 in Trustees’ compensation, which is reflected on the Statement of Operations as Trustees’ fees. At February 28, 2021, the Fund had a payable for Trustees’ fees on its Statement of Assets and Liabilities of $14,035.
4. Transfer Agent
DST Asset Manager Solutions, Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund’s omnibus relationship contracts.
In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings, and outgoing phone calls. For the six months ended February 28, 2021, such out-of-pocket expenses by class of shares were as follows:
Shareowner Communications:
Class A	$2,338
Class C	858
Class Y	4,929
Total	$8,125

32 Pioneer High Income Municipal Fund | Semiannual Report | 2/28/21

5. Distribution Plan
The Fund has adopted a distribution plan (the “Plan”) pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A and Class C shares. Pursuant to the Plan, the Fund pays the Placement Agent 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Placement Agent 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $45,007 in distribution fees payable to the Placement Agent at February 28, 2021.
In addition, redemptions of Class A and Class C shares may be subject to a contingent deferred sales charge (“CDSC”). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to the Placement Agent. For the six months ended February 28, 2021, CDSCs in the amount of $248,192 were paid to the Placement Agent.
6. Line of Credit Facility
The Fund, along with certain other funds in the Pioneer Family of Funds (the “Funds”), participates in a committed, unsecured revolving line of credit (“credit facility”). Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the credit facility or the limits set for borrowing by the Fund’s prospectus and the 1940 Act. Effective February 4, 2021, the Fund participates in a facility in the amount of $450 million. Prior to February 4, 2021, the Fund participated in a facility in the amount of $300 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (“LIBOR”) plus a credit spread. The Fund also pays an annual commitment fee to participate in a credit facility. The commitment fee in the amount of 0.25% of the daily unused portion of each lenders commitment is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the six months ended February 28, 2021, the Fund had no borrowings under the credit facility.
Pioneer High Income Municipal Fund | Semiannual Report | 2/28/21 33

Approval of Investment Management Agreement
Amundi Pioneer Asset Management, Inc.1 (“APAM”) serves as the investment adviser to Pioneer High Income Municipal Fund (the “Fund”) pursuant to an investment management agreement between APAM and the Fund. In order for APAM to remain the investment adviser of the Fund, the Trustees of the Fund must determine annually whether to renew the investment management agreement for the Fund.
The contract review process began in January 2020 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2020, July 2020 and September 2020. In addition, the Trustees reviewed and discussed the Fund’s performance at regularly scheduled meetings throughout the year, and took into account other information related to the Fund provided to the Trustees at regularly scheduled meetings, in connection with the review of the Fund’s investment management agreement.
In March 2020, the Trustees, among other things, discussed the memorandum provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment management agreement, and reviewed and discussed the qualifications of the investment management teams for the Fund, as well as the level of investment by the Fund’s portfolio managers in the Fund. In July 2020, the Trustees, among other things, reviewed the Fund’s management fees and total expense ratios, the financial statements of APAM and its parent companies, profitability analyses provided by APAM, and analyses from APAM as to possible economies of scale. The Trustees also reviewed the profitability of the institutional business of APAM and APAM’s affiliate, Amundi Pioneer Institutional Asset Management, Inc.2 (“APIAM” and, together with APAM, “Amundi Pioneer”), as compared to that of APAM’s fund management business, and considered the differences between the fees and expenses of the Fund and the fees and expenses of APAM’s and APIAM’s institutional accounts, as well as the different services provided by APAM to the Fund and by APAM and APIAM to the institutional accounts. The Trustees further considered contract review materials, including additional materials received in response to the Trustees’ request, in September 2020.
[1]	Effective January 1, 2021, Amundi Pioneer Asset Management, Inc. changed its name to Amundi Asset Management US, Inc. (“Amundi US”).
[2]
Effective January 1, 2021, Amundi Pioneer Institutional Asset Management, Inc. (“APIAM”) merged with and into Amundi US. After the Merger, the investment advisory services previously provided by APIAM are now provided through Amundi US.

34 Pioneer High Income Municipal Fund | Semiannual Report | 2/28/21

At a meeting held on September 15, 2020, based on their evaluation of the information provided by APAM and third parties, the Trustees of the Fund, including the Independent Trustees voting separately, unanimously approved the renewal of the investment management agreement for another year. In approving the renewal of the investment management agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.
Nature, Extent and Quality of Services
The Trustees considered the nature, extent and quality of the services that had been provided by APAM to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees also reviewed APAM’s investment approach for the Fund and its research process. The Trustees considered the resources of APAM and the personnel of APAM who provide investment management services to the Fund. They also reviewed the amount of non-Fund assets managed by the portfolio managers of the Fund. They considered the non-investment resources and personnel of APAM that are involved in APAM’s services to the Fund, including APAM’s compliance, risk management, and legal resources and personnel. The Trustees noted the substantial attention and high priority given by APAM’s senior management to the Pioneer Fund complex. The Trustees considered the implementation and effectiveness of APAM’s business continuity plan in response to the COVID-19 pandemic.
The Trustees considered that APAM supervises and monitors the performance of the Fund’s service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund’s business management and operations. The Trustees also considered that, as administrator, APAM is responsible for the administration of the Fund’s business and other affairs. The Trustees considered the fees paid to APAM for the provision of administration services.
Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by APAM to the Fund were satisfactory and consistent with the terms of the investment management agreement.
Performance of the Fund
In considering the Fund’s performance, the Trustees regularly review and discuss throughout the year data prepared by APAM and information comparing the Fund’s performance with the performance of its peer group
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of funds, as classified by Morningstar, Inc. (Morningstar), and with the performance of the Fund’s benchmark index. They also discuss the Fund’s performance with APAM on a regular basis.
The Trustees discussed the Fund’s performance with APAM on a more frequent basis in light of the Fund’s unfavorable performance compared to its benchmark index and peers over certain periods. The Trustees noted APAM’s explanation for the Fund’s relative performance and the steps taken by APAM to address the Fund’s performance, including enhancing the investment process used for the Fund. The Trustees’ regular reviews and discussions were factored into the Trustees’ deliberations concerning the renewal of the investment management agreement.
Management Fee and Expenses
The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. The peer group comparisons referred to below are organized in quintiles. Each quintile represents one-fifth of the peer group. In all peer group comparisons referred to below, first quintile is most favorable to the Fund’s shareowners. The Trustees noted that they separately review and consider the impact of the Fund’s transfer agency and Fund- and APAM-paid expenses for sub-transfer agency and intermediary arrangements, and that the results of the most recent such review were considered in the consideration of the Fund’s expense ratio.
The Trustees considered that the Fund’s management fee for the most recent fiscal year was in the third quintile relative to the management fees paid by other funds in its Morningstar category for the comparable period. The Trustees also considered the breakpoints in the management fee schedule and the reduced fee rates above certain asset levels. The Trustees considered that the expense ratio of the Fund’s Class A shares for the most recent fiscal year was in the second quintile relative to its Strategic Insight peer group for the comparable period. The Trustees considered that the expense ratio of the Fund’s Class Y shares for the most recent fiscal year was in the first quintile relative to its Strategic Insight peer group for the comparable period. The Trustees noted that APAM had agreed to waive fees and/or reimburse expenses in order to limit the ordinary operating expenses of the Fund.
36 Pioneer High Income Municipal Fund | Semiannual Report | 2/28/21

The Trustees reviewed management fees charged by APAM and APIAM to institutional and other clients, including publicly offered European funds sponsored by APAM’s affiliates, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered APAM’s costs in providing services to the Fund and APAM’s and APIAM’s costs in providing services to the other clients and considered the differences in management fees and profit margins for fund and non-fund services. In evaluating the fees associated with APAM’s and APIAM’s client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and other client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment management agreement with the Fund, APAM performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund’s other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the entrepreneurial risks associated with APAM’s management of the Fund.
The Trustees concluded that the management fee payable by the Fund to APAM was reasonable in relation to the nature and quality of the services provided by APAM.
Profitability
The Trustees considered information provided by APAM regarding the profitability of APAM with respect to the advisory services provided by APAM to the Fund, including the methodology used by APAM in allocating certain of its costs to the management of the Fund. The Trustees also considered APAM’s profit margin in connection with the overall operation of the Fund. They further reviewed the financial results, including the profit margins, realized by APAM and APIAM from non-fund businesses. The Trustees considered APAM’s profit margins in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that APAM’s profitability with respect to the management of the Fund was not unreasonable.
Economies of Scale
The Trustees considered APAM’s views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with the Fund and Fund shareholders. The Trustees noted the breakpoints in the management fee
Pioneer High Income Municipal Fund | Semiannual Report | 2/28/21 37

schedule. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by APAM in research and analytical capabilities and APAM’s commitment and resource allocation to the Fund. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including due to reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.
Other Benefits
The Trustees considered the other benefits that APAM enjoys from its relationship with the Fund. The Trustees considered the character and amount of fees paid or to be paid by the Fund, other than under the investment management agreement, for services provided by APAM and its affiliates. The Trustees further considered the revenues and profitability of APAM’s businesses other than the Fund business. To the extent applicable, the Trustees also considered the benefits to the Fund and to APAM and its affiliates from the use of “soft” commission dollars generated by the Fund to pay for research and brokerage services.
The Trustees considered that Amundi Pioneer is the principal U.S. asset management business of Amundi, which is one of the largest asset managers globally. Amundi’s worldwide asset management business manages over $1.7 trillion in assets (including the Pioneer Funds). The Trustees considered that APAM’s relationship with Amundi creates potential opportunities for APAM, APIAM and Amundi that derive from APAM’s relationships with the Fund, including Amundi’s ability to market the services of APAM globally. The Trustees noted that APAM has access to additional research and portfolio management capabilities as a result of its relationship with Amundi and Amundi’s enhanced global presence that may contribute to an increase in the resources available to APAM. The Trustees considered that APAM and the Fund receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Fund, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by APAM as a result of its relationship with the Fund were reasonable.
Conclusion
After consideration of the factors described above as well as other factors, the Trustees, including the Independent Trustees, concluded that the investment management agreement for the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment management agreement.
38 Pioneer High Income Municipal Fund | Semiannual Report | 2/28/21

(The following financial statements of the Pioneer High Income Municipal Portfolio should be read in conjunction with the Fund’s financial statements.)
Pioneer High Income Municipal Portfolio | Semiannual Report | 2/28/21 39

Schedule of Investments | 2/28/21
(unaudited)

Pioneer High Income Municipal Portfolio

Principal
Amount
USD ($)		Value
UNAFFILIATED ISSUERS — 95.6%
DEBTORS IN POSSESSION FINANCING — 1.2%
of Net Assets#
Entertainment — 0.3%
5,000,000	Enterprise Development Authority, 12.0%,
	7/15/24 (144A)	$ 5,645,000
	Total Entertainment	$ 5,645,000
Iron & Steel — 0.9%
11,000,000	United States Steel Corp., 6.25%, 3/15/26	$ 10,563,850
7,500,000	United States Steel Corp., 6.65%, 6/1/37	6,937,500
	Total Iron & Steel	$ 17,501,350
TOTAL DEBTORS IN POSSESSION FINANCING
	(Cost $23,455,601)	$ 23,146,350
MUNICIPAL BONDS — 94.4% of Net Assets(a)
Alabama — 1.4%
2,500,000	Hoover Industrial Development Board, 5.75%, 10/1/49	$ 2,740,450
3,500,000	Tuscaloosa County Industrial Development Authority,
	Hunt Refining Project, Series A, 4.5%, 5/1/32 (144A)	3,831,345
17,500,000	Tuscaloosa County Industrial Development Authority,
	Hunt Refining Project, Series A, 5.25%, 5/1/44 (144A)	19,403,125
	Total Alabama	$ 25,974,920
Alaska — 2.0%
5,420,000	Northern Tobacco Securitization Corp., 5.0%, 6/1/32	$ 5,434,255
32,735,000	Northern Tobacco Securitization Corp., 5.0%, 6/1/46	32,861,357
	Total Alaska	$ 38,295,612
Arizona — 1.8%
1,675,000	Arizona Industrial Development Authority, Doral
Academy Nevada Fire Mesa, Series A, 5.0%,
	7/15/49 (144A)	$ 1,865,699
9,400,000	City of Phoenix, AZ, Industrial Development Authority,
Deer Valley Veterans Assisted Living Project,
	5.125%, 7/1/36	9,477,456
12,865,000	City of Phoenix, Industrial Development Authority,
3rd & Indian School Assisted Living Project,
	5.4%, 10/1/36	13,263,429
1,000,000	Industrial Development Authority of the County of
	Pima, Facility Desert Heights Charter, 7.0%, 5/1/34	1,099,400
3,000,000	Industrial Development Authority of the County of
	Pima, Facility Desert Heights Charter, 7.25%, 5/1/44	3,289,440
1,700,000	Tempe Industrial Development Authority, 6.125%,
	10/1/47 (144A)	1,746,512
2,400,000	Tempe Industrial Development Authority, 6.125%,
	10/1/52 (144A)	2,459,040
	Total Arizona	$ 33,200,976

The accompanying notes are an integral part of these financial statements.
40 Pioneer High Income Municipal Portfolio | Semiannual Report | 2/28/21

Principal
Amount
USD ($)		Value
	Arkansas — 1.9%
32,265,000	Arkansas Development Finance Authority, Big River
	Steel Project, 4.5%, 9/1/49 (144A)	$ 34,906,536
	Total Arkansas	$ 34,906,536
	California — 11.2%
12,025,000	California Educational Facilities Authority,
	5.0%, 5/1/45	$ 17,488,438
4,495,000	California Educational Facilities Authority, Stanford
	University, Series U-7, 5.0%, 6/1/46	6,567,779
11,020,000	California Educational Facilities Authority, Stanford
	University, Series V-1, 5.0%, 5/1/49	16,557,550
2,910,000	California Municipal Finance Authority, 4.75%,
	12/1/31 (144A)	2,973,875
185,000	California Municipal Finance Authority, 5.0%,
	12/1/36 (144A)	208,896
2,000,000	California Municipal Finance Authority, 5.0%,
	12/1/46 (144A)	2,183,000
2,000,000	California Municipal Finance Authority, 5.0%,
	11/1/49 (144A)	2,183,780
2,000,000	California Municipal Finance Authority, 5.0%,
	12/1/54 (144A)	2,173,000
6,115,000	California Municipal Finance Authority, 5.25%,
	12/1/36 (144A)	6,246,228
4,530,000	California Municipal Finance Authority, 5.5%,
	12/1/39 (144A)	4,588,120
1,600,000	California Municipal Finance Authority, 5.5%,
	11/1/45 (144A)	1,874,992
1,550,000	California Municipal Finance Authority, John Adams
	Academics Project, 5.25%, 10/1/45	1,621,114
250,000	California Municipal Finance Authority, John Adams
	Academics Project, Series A, 5.0%, 10/1/35	260,640
500,000	California Municipal Finance Authority, Santa Rosa
	Academy Project, 5.125%, 7/1/35 (144A)	543,695
1,575,000	California Municipal Finance Authority, Santa Rosa
	Academy Project, 5.375%, 7/1/45 (144A)	1,703,882
6,300,000	California Municipal Finance Authority, Santa Rosa
	Academy Project, Series A, 6.0%, 7/1/42	6,557,418
2,900,000(b)	California School Finance Authority, Classical
	Academies Project, Series A, 7.375%, 10/1/43	3,211,083
830,000	California School Finance Authority, School View
	Park Elementary & Middle School, Series A,
	5.625%, 10/1/34	904,841
2,175,000	California School Finance Authority, School View
	Park Elementary & Middle School, Series A,
	5.875%, 10/1/44	2,376,296

The accompanying notes are an integral part of these financial statements.
Pioneer High Income Municipal Portfolio | Semiannual Report | 2/28/21 41

Schedule of Investments | 2/28/21
(unaudited) (continued)

Principal
Amount
USD ($)		Value
	California — (continued)
1,000,000	California School Finance Authority, School View
	Park Elementary & Middle School, Series A,
	6.0%, 10/1/49	$ 1,096,680
215,000	California School Finance Authority, View Park
	Elementary & Middle School, Series A, 4.75%, 10/1/24	229,330
3,230,000	California School Finance Authority, View Park High
	School, Series A, 7.125%, 10/1/48 (144A)	3,593,956
1,875,000	California Statewide Communities Development
	Authority, 5.0%, 11/1/41 (144A)	2,207,363
1,560,000	California Statewide Communities Development
	Authority, Baptist University, Series A,
	6.125%, 11/1/33	1,777,870
4,030,000	California Statewide Communities Development
	Authority, Baptist University, Series A,
	6.375%, 11/1/43	4,571,672
1,000,000	California Statewide Communities Development
	Authority, Loma Linda University Medical Center,
	Series A, 5.25%, 12/1/43 (144A)	1,182,960
13,095,000	California Statewide Communities Development
	Authority, Loma Linda University Medical Center,
	Series A, 5.25%, 12/1/56 (144A)	14,781,636
10,000,000	California Statewide Communities Development
	Authority, Loma Linda University Medical Center,
	Series A, 5.5%, 12/1/58 (144A)	11,695,100
700,000	City of Oroville CA, 5.25%, 4/1/34	806,995
4,730,000	City of Oroville CA, 5.25%, 4/1/39	5,424,932
8,415,000	City of Oroville CA, 5.25%, 4/1/49	9,514,925
13,200,000	City of Oroville, Oroville Hospital, 5.25%, 4/1/54	14,823,204
30,830,000	Golden State Tobacco Securitization Corp.,
	5.0%, 6/1/47	31,890,244
11,815,000	Golden State Tobacco Securitization Corp.,
	5.25%, 6/1/47	12,280,038
9,825,000	Golden State Tobacco Securitization Corp.,
	Asset-Backed, Series A-2, 5.3%, 6/1/37	10,184,988
2,500,000(c)	Pittsburg Unified School District Financing Authority,
	Capital Appreciation General Obligation
	Pittsburg, 9/1/41 (AGM Insured)	1,472,075
1,925,000(c)	Pittsburg Unified School District Financing Authority,
	Capital Appreciation General Obligation
	Pittsburg, 9/1/42 (AGM Insured)	1,095,248
1,000,000	Tobacco Securitization Authority of Northern
	California, 4.0%, 6/1/49	1,149,720
	Total California	$ 210,003,563

The accompanying notes are an integral part of these financial statements.
42 Pioneer High Income Municipal Portfolio | Semiannual Report | 2/28/21

Principal
Amount
USD ($)		Value
	Colorado — 3.0%
4,535,000(d)	2000 Holly Metropolitan District, 5.0%, 12/1/50	$ 4,812,406
577,000(d)	2000 Holly Metropolitan District, 7.5%, 12/15/50	591,569
865,000(d)	Belleview Village Metropolitan District, 4.95%, 12/1/50	892,429
2,000,000(b)	Colorado Educational & Cultural Facilities Authority,
	Rocky Mountain Classical Academy Project,
	8.0%, 9/1/43	2,367,940
5,000,000(b)	Colorado Educational & Cultural Facilities Authority,
	Rocky Mountain Classical Academy Project,
	8.125%, 9/1/48	5,935,300
1,250,000(d)	Cottonwood Highlands Metropolitan District No. 1,
	Series A, 5.0%, 12/1/49	1,326,938
2,090,000(d)	Cottonwood Highlands Metropolitan District No. 1,
	Series B, 8.75%, 12/15/49	2,246,374
2,840,000(d)	Crystal Crossing Metropolitan District, 5.25%, 12/1/40	3,020,965
3,379,000	Dominion Water & Sanitation District, 6.0%, 12/1/46	3,538,421
3,550,000(d)	Green Valley Ranch East Metropolitan District No 6,
	5.875%, 12/1/50	3,830,734
7,635,000(d)	Larkridge Metropolitan District No. 2, 5.25%, 12/1/48	8,160,593
3,327,000(d)	Littleton Village Metropolitan District No. 2, 5.375%,
	12/1/45	3,430,237
1,125,000	Nine Mile Metropolitan District, 4.625%, 12/1/30	1,182,296
2,500,000	Nine Mile Metropolitan District, 5.125%, 12/1/40	2,676,850
1,000,000(d)	Ridgeline Vista Metropolitan District, 5.25%, 12/1/60	981,320
1,000,000(d)	Settler’s Crossing Metropolitan District No 1, 5.0%,
	12/1/40 (144A)	1,073,610
2,130,000(d)	Settler’s Crossing Metropolitan District No 1, 5.125%,
	12/1/50 (144A)	2,277,481
597,000(d)	Settler’s Crossing Metropolitan District No 1, 7.625%,
	12/15/50	629,423
1,875,000(d)	Village at Dry Creek Metropolitan District No 2, 4.375%,
	12/1/44	1,928,925
1,250,000(d)	Villas Metropolitan District, 5.125%, 12/1/48	1,326,225
1,240,000(d)	Willow Bend Metropolitan District, 5.0%, 12/1/39	1,328,028
1,460,000(d)	Willow Bend Metropolitan District, 5.0%, 12/1/49	1,552,549
755,000(d)	Willow Bend Metropolitan District, 7.625%, 12/15/49	793,573
	Total Colorado	$ 55,904,186
	District of Columbia — 0.7%
735,000	District of Columbia Tobacco Settlement Financing
	Corp., Asset-Backed, 6.75%, 5/15/40	$ 754,397
10,000,000(d)	District of Columbia, Series A, 5.0%, 10/15/44	12,544,400
	Total District of Columbia	$ 13,298,797

The accompanying notes are an integral part of these financial statements.
Pioneer High Income Municipal Portfolio | Semiannual Report | 2/28/21 43

Schedule of Investments | 2/28/21
(unaudited) (continued)

Principal
Amount
USD ($)		Value
	Florida — 0.2%
500,000	Capital Trust Agency, Inc., 5.0%, 7/1/43	$ 273,555
750,000	Capital Trust Agency, Inc., 5.0%, 7/1/53	415,800
500,000	Capital Trust Agency, Inc., 5.25%, 7/1/48	273,070
700,000	County of Lake FL, 5.0%, 1/15/39 (144A)	773,871
1,525,000	County of Lake FL, 5.0%, 1/15/49 (144A)	1,659,642
850,000	County of Lake FL, 5.0%, 1/15/54 (144A)	922,505
	Total Florida	$ 4,318,443
	Guam — 0.1%
1,100,000	Guam Economic Development & Commerce
	Authority, 5.625%, 6/1/47	$ 1,080,937
	Total Guam	$ 1,080,937
	Illinois — 14.0%
1,305,000(d)	Chicago Board of Education, 5.0%, 12/1/44	$ 1,455,780
4,275,000(d)	Chicago Board of Education, 5.0%, 12/1/46	4,768,677
15,000,000(d)	Chicago Board of Education, 5.0%, 12/1/46	16,926,750
35,000(d)	Chicago Board of Education, 5.25%, 12/1/41	35,633
5,000,000(d)	Chicago Board of Education, 5.5%, 12/1/31
	(AMBAC Insured)	6,374,400
1,650,000	Chicago Board of Education, 5.75%, 4/1/35	1,967,147
8,010,000	Chicago Board of Education, 6.0%, 4/1/46	9,433,778
6,500,000(d)	Chicago Board of Education, 6.138%, 12/1/39	7,723,560
5,000,000(d)	Chicago Board of Education, 6.519%, 12/1/40	6,187,950
2,415,000(d)	Chicago Board of Education Project, Series C,
	5.25%, 12/1/39	2,620,589
2,035,000(d)	Chicago Board of Education, Series A, 5.0%, 12/1/33	2,354,129
925,000(d)	Chicago Board of Education, Series A, 5.0%, 12/1/41	939,754
12,075,000(d)	Chicago Board of Education, Series A, 5.0%, 12/1/42	12,515,979
1,575,000(d)	Chicago Board of Education, Series A, 5.5%, 12/1/39	1,606,153
1,000,000(d)	Chicago Board of Education, Series A, 7.0%,
	12/1/46 (144A)	1,253,740
8,000,000(d)	Chicago Board of Education, Series B, 6.5%, 12/1/46	9,556,160
3,250,000(d)	Chicago Board of Education, Series D, 5.0%, 12/1/31	3,804,027
10,000,000(d)	City of Chicago IL, 5.0%, 1/1/28	11,948,500
3,435,000(d)	City of Chicago IL, 5.5%, 1/1/30	3,888,317
9,200,000(d)	City of Chicago IL, 5.5%, 1/1/35	10,971,736
17,000,000(d)	City of Chicago IL, 5.5%, 1/1/49	19,760,120
7,975,000(d)	City of Chicago IL, 6.0%, 1/1/38	9,411,058
4,000,000(d)	City of Chicago IL, 6.314%, 1/1/44	4,795,200
2,000,000(d)	City of Chicago, Series A, 5.0%, 1/1/44	2,272,600
4,495,000	City of Plano IL Special Service Area No 3 & No 4,
	4.0%, 3/1/35	4,737,685

The accompanying notes are an integral part of these financial statements.
44 Pioneer High Income Municipal Portfolio | Semiannual Report | 2/28/21

Principal
Amount
USD ($)		Value
	Illinois — (continued)
1,591,212(c)	Illinois Finance Authority, 11/15/52	$ 123,096
2,520,597(e)	Illinois Finance Authority, 4.0%, 11/15/52	2,562,187
4,050,000	Illinois Finance Authority, 6.0%, 11/15/36	4,002,575
865,000	Illinois Finance Authority, Norwegian American
	Hospital, Inc., 7.625%, 9/15/28	867,517
4,700,000	Illinois Finance Authority, Norwegian American
	Hospital, Inc., 7.75%, 9/15/38	4,802,648
10,000,000	Illinois State Toll Highway Authority, 5.0%, 1/1/45	12,402,800
5,000,000(c)	Metropolitan Pier & Exposition Authority, 12/15/56	1,460,700
10,000,000	Metropolitan Pier & Exposition Authority, 4.0%, 6/15/50	10,798,300
25,000,000	Metropolitan Pier & Exposition Authority, 5.0%, 6/15/50	29,169,750
23,000,000	Metropolitan Pier & Exposition Authority, Mccormick
	Place Expansion, 5.0%, 6/15/57	26,533,490
2,830,000	Metropolitan Pier & Exposition Authority, McCormick
	Place, Series B, 5.0%, 6/15/52 (ST APPROP Insured)	2,928,993
7,690,000(f)	Southwestern Illinois Development Authority,
	Comprehensive Mental Health Center, 6.625%, 6/1/37	5,306,100
1,415,000	Southwestern Illinois Development Authority, Village
	of Sauget Project, 5.625%, 11/1/26	1,344,278
1,225,000	Village of Matteson IL, 6.5%, 12/1/35	1,345,736
1,139,000	Village of Volo IL Special Service Area No 17,
	5.5%, 3/1/47	1,200,677
	Total Illinois	$ 262,158,269
	Indiana — 7.0%
2,745,000	City of Anderson IN, 5.375%, 1/1/40	$ 2,765,999
775,000	City of Evansville IN, 4.8%, 1/1/28	780,929
6,475,000	City of Evansville, Silver Birch Evansville Project,
	5.45%, 1/1/38	6,507,440
700,000	City of Fort Wayne IN, 5.125%, 1/1/32	710,073
4,665,000	City of Fort Wayne IN, 5.35%, 1/1/38	4,719,767
24,990,000	City of Hammond, Custodial Receipts Cabelas
	Project, 7.5%, 2/1/29 (144A)	25,073,716
1,275,000	City of Kokomo, IN, Silver Birch of Kokomo,
	5.75%, 1/1/34	1,332,095
7,825,000	City of Kokomo, IN, Silver Birch of Kokomo,
	5.875%, 1/1/37	8,206,704
1,230,000	City of Lafayette, IN, Glasswater Creek Lafayette
	Project, 5.6%, 1/1/33	1,269,545
6,000,000	City of Lafayette, IN, Glasswater Creek Lafayette
	Project, 5.8%, 1/1/37	6,172,140
1,000,000	City of Mishawaka IN, 5.1%, 1/1/32 (144A)	1,006,380
5,890,000	City of Mishawaka, Silver Birch Mishawaka Project,
	5.375%, 1/1/38 (144A)	5,904,548

The accompanying notes are an integral part of these financial statements.
Pioneer High Income Municipal Portfolio | Semiannual Report | 2/28/21 45

Schedule of Investments | 2/28/21
(unaudited) (continued)

Principal
Amount
USD ($)		Value
	Indiana — (continued)
1,905,000	City of Muncie, IN, Silver Birch Muncie Project,
	5.05%, 1/1/31	$ 1,955,121
5,510,000	City of Muncie, IN, Silver Birch Muncie Project,
	5.25%, 1/1/37	5,614,690
4,560,000	City of Terre Haute IN, 5.35%, 1/1/38	4,595,978
4,000,000(b)	Hospital Authority of Vigo County, Union Hospital,
	Inc., 8.0%, 9/1/41	4,148,440
7,500,000	Indiana Finance Authority, 5.0%, 7/1/44	7,989,300
1,405,000	Indiana Finance Authority, 5.0%, 7/1/48	1,494,976
1,705,000	Indiana Finance Authority, 5.25%, 1/1/51	1,822,099
5,190,000	Indiana Finance Authority, Educational Facilities,
	5.125%, 7/1/37	5,459,724
330,000	Indiana Finance Authority, Multipurpose Educational
	Facilities, Avondale Meadows Academy Project,
	5.375%, 7/1/47	360,244
1,940,000	Indiana Finance Authority, Sanders Glen Project,
	Series A, 4.25%, 7/1/43	1,788,641
1,920,000	Indiana Finance Authority, Sanders Glen Project,
	Series A, 4.5%, 7/1/53	1,764,960
11,985,000	Indiana Housing & Community Development Authority,
	5.0%, 1/1/39 (144A)	11,996,985
8,505,000	Indiana Housing & Community Development Authority,
	Evergreen Village Bloomington Project, 5.5%, 1/1/37	8,572,360
8,000,000	Town of Plainfield IN Multifamily Housing Revenue,
	5.375%, 9/1/38	8,076,240
	Total Indiana	$ 130,089,094
	Iowa — 1.4%
8,000,000	Iowa Finance Authority, 4.75%, 8/1/42	$ 8,243,440
2,500,000	Iowa Tobacco Settlement Authority, 5.375%, 6/1/38	2,500,250
4,255,000	Iowa Tobacco Settlement Authority, 5.6%, 6/1/34	4,255,425
6,385,000	Iowa Tobacco Settlement Authority, Asset Backed,
	Series C, 5.625%, 6/1/46	6,385,639
4,960,000	Iowa Tobacco Settlement Authority, Asset-Backed,
	Series C, 5.5%, 6/1/42	4,960,496
	Total Iowa	$ 26,345,250
	Kansas — 0.7%
400,000	Kansas Development Finance Authority,
	5.25%, 11/15/33	$ 403,264
11,215,000	Kansas Development Finance Authority,
	5.25%, 11/15/53	10,877,541
2,000,000	Kansas Development Finance Authority,
	5.5%, 11/15/38	2,035,900
	Total Kansas	$ 13,316,705

The accompanying notes are an integral part of these financial statements.
46 Pioneer High Income Municipal Portfolio | Semiannual Report | 2/28/21

Principal
Amount
USD ($)		Value
	Maryland — 0.3%
4,160,000	Maryland Economic Development Corp.,
	5.0%, 3/31/41	$ 4,585,651
915,000	Maryland Health & Higher Educational Facilities
	Authority, City Neighbors, Series A, 6.75%, 7/1/44	985,949
	Total Maryland	$ 5,571,600
	Massachusetts — 1.4%
11,500,000	Massachusetts Development Finance Agency,
	5.0%, 7/1/50	$ 17,641,115
4,500,000	Massachusetts Development Finance Agency, 5.125%,
	11/15/46 (144A)	4,846,995
765,000	Massachusetts Development Finance Agency,
	Adventcare Project, 7.625%, 10/15/37	382,500
2,000,000	Massachusetts Development Finance Agency,
	Adventcare Project, Series A, 6.75%, 10/15/37	1,460,000
1,250,000	Massachusetts Development Finance Agency,
	International Charter School, 5.0%, 4/15/40	1,361,163
917,706(c)	Massachusetts Development Finance Agency, Linden
	Ponds, Inc., Series B, 11/15/56	179,283
	Total Massachusetts	$ 25,871,056
	Michigan — 3.0%
8,565,000	David Ellis Academy-West, 5.25%, 6/1/45	$ 8,723,709
1,250,000	Flint Michigan Hospital Building Authority, Hurley
	Medical Center, Series A, 5.25%, 7/1/39	1,334,638
5,485,000	Flint Michigan International Academy, 5.75%, 10/1/37	5,494,160
60,000,000(c)	Michigan Finance Authority, 6/1/65	7,407,000
1,105,000	Michigan Finance Authority, 5.0%, 6/1/40	1,431,240
2,000,000	Michigan Finance Authority, 5.0%, 6/1/49	2,457,720
5,720,000	Michigan Finance Authority, 5.75%, 4/1/40	6,357,322
7,125,000(e)	Michigan Strategic Fund, Michigan Department
	Offices Lease Series B, 7.75%, 3/1/40	7,845,480
4,000,000(e)	Michigan Strategic Fund, Series B, 6.625%, 11/1/41	4,560,000
7,550,000	University of Michigan, 5.0%, 4/1/50	9,569,776
	Total Michigan	$ 55,181,045
	Minnesota — 1.9%
1,935,000	Bloomington Port Authority, Radisson Blu Mall of
	America, 9.0%, 12/1/35	$ 1,869,674
4,210,000	City of Bethel MN, 5.0%, 7/1/48	4,508,952
1,000,000	City of Bethel MN, 5.0%, 7/1/53	1,068,210
2,600,000	City of Brooklyn Park, Prairie Seeds Academy Project,
	Series A, 5.0%, 3/1/34	2,703,636
2,000,000	City of Brooklyn Park, Prairie Seeds Academy Project,
	Series A, 5.0%, 3/1/39	2,064,400
3,515,000	City of Deephaven MN, 5.0%, 7/1/55	3,845,972

The accompanying notes are an integral part of these financial statements.
Pioneer High Income Municipal Portfolio | Semiannual Report | 2/28/21 47

Schedule of Investments | 2/28/21
(unaudited) (continued)

Principal
Amount
USD ($)		Value
	Minnesota — (continued)
400,000	City of Deephaven, MN, Eagle Ridge Academy Project,
	Series A, 5.25%, 7/1/37	$ 442,944
1,500,000	City of Deephaven, MN, Eagle Ridge Academy Project,
	Series A, 5.5%, 7/1/50	1,652,565
1,500,000	City of Rochester MN, 5.125%, 9/1/38	1,601,775
3,145,000	City of Rochester MN, 5.25%, 9/1/43	3,510,229
6,080,000	City of Rochester MN, 5.375%, 9/1/50	6,778,106
2,000,000	Housing & Redevelopment Authority of The City of
	St Paul Minnesota, Great River School Project, Series A,
	5.5%, 7/1/52 (144A)	2,181,840
1,415,000	Housing & Redevelopment Authority of The City of
	St. Paul Minnesota, Higher Ground Academy Project,
	Series A, 5.125%, 12/1/38	1,470,044
1,300,000	Housing & Redevelopment Authority of The City of
	St. Paul Minnesota, St. Paul City School Project,
	Series A, 5.0%, 7/1/36	1,362,413
	Total Minnesota	$ 35,060,760
	Missouri — 0.5%
4,700,000	Community Memorial Hospital District, 6.68%, 12/1/34	$ 4,709,541
400,000	Kansas City Industrial Development Authority,
	Series A, 4.25%, 4/1/26 (144A)	413,600
1,000,000	Kansas City Industrial Development Authority,
	Series A, 5.0%, 4/1/36 (144A)	1,044,560
2,300,000	Kansas City Industrial Development Authority,
	Series A, 5.0%, 4/1/46 (144A)	2,375,808
	Total Missouri	$ 8,543,509
	Nevada — 0.0%†
4,000,000(c)	City of Reno NV, 7/1/58 (144A)	$ 548,040
	Total Nevada	$ 548,040
	New Jersey — 2.7%
975,000	New Jersey Economic Development Authority, 4.7%,
	9/1/28 (144A)	$ 1,019,987
1,255,000	New Jersey Economic Development Authority,
	5.25%, 10/1/38 (144A)	1,365,653
565,000	New Jersey Economic Development Authority,
	5.375%, 9/1/33 (144A)	603,013
7,205,000	New Jersey Economic Development Authority,
	5.375%, 10/1/50 (144A)	7,795,162
1,140,000	New Jersey Economic Development Authority,
	5.625%, 9/1/38 (144A)	1,212,276
6,125,000	New Jersey Economic Development Authority,
	5.75%, 9/1/50 (144A)	6,434,680
1,215,000	New Jersey Economic Development Authority,
	Charter Hatikvah International Academy, 5.25%,
	7/1/37 (144A)	1,287,560

The accompanying notes are an integral part of these financial statements.
48 Pioneer High Income Municipal Portfolio | Semiannual Report | 2/28/21

Principal
Amount
USD ($)		Value
	New Jersey — (continued)
2,500,000	New Jersey Economic Development Authority,
	Charter Hatikvah International Academy, 5.375%,
	7/1/47 (144A)	$ 2,648,675
4,500,000	New Jersey Health Care Facilities Financing Authority,
	St Peters University Hospital, 6.25%, 7/1/35	4,557,240
2,355,000	New Jersey Transportation Trust Fund Authority,
	3.0%, 6/15/50	2,413,922
18,605,000	Tobacco Settlement Financing Corp., Series B,
	5.0%, 6/1/46	22,014,924
	Total New Jersey	$ 51,353,092
	New Mexico — 1.2%
4,795,000	County of Otero, NM, Otero County Jail Project,
	9.0%, 4/1/23	$ 4,735,110
16,040,000(e)	County of Otero, NM, Otero County Jail Project,
	9.0%, 4/1/28	15,839,500
1,750,000	Lower Petroglyphs Public Improvement District,
	5.0%, 10/1/48	1,911,648
	Total New Mexico	$ 22,486,258
	New York — 11.8%
475,000	Buffalo & Erie County Industrial Land Development
	Corp., 5.0%, 10/1/28 (144A)	$ 533,235
4,150,000	Buffalo & Erie County Industrial Land Development
	Corp., 5.0%, 10/1/38 (144A)	4,550,682
10,000,000(f)	Erie County Industrial Development Agency, Galvstar
	LLC Project, Series A, 9.25%, 10/1/30	1,250,000
8,000,000(f)	Erie County Industrial Development Agency, Galvstar
	LLC Project, Series B, 9.25%, 10/1/30	1,890,000
1,795,000(f)	Erie County Industrial Development Agency, Galvstar
	LLC, Series C, 9.25%, 10/1/30	424,069
8,755,000	Erie Tobacco Asset Securitization Corp, 5.0%, 6/1/45	8,771,634
17,100,000(c)	Metropolitan Transportation Authority, 11/15/32	12,594,150
9,000,000(c)	Metropolitan Transportation Authority, 11/15/33	6,357,330
1,870,000	Metropolitan Transportation Authority, 5.0%, 11/15/25	2,185,544
2,000,000	Metropolitan Transportation Authority, 5.0%, 11/15/33	2,406,520
3,000,000	Metropolitan Transportation Authority, 5.0%, 11/15/43	3,585,420
4,395,000	Metropolitan Transportation Authority, 5.0%, 11/15/46	4,943,760
9,500,000	Metropolitan Transportation Authority, 5.0%, 11/15/48	11,278,115
5,850,000	Metropolitan Transportation Authority, 5.0%, 11/15/56	6,615,941
17,000,000	Metropolitan Transportation Authority, 5.25%, 11/15/55	20,557,080
4,845,000	Metropolitan Transportation Authority, 5.25%, 11/15/56	5,549,608
21,410,000	Nassau County Tobacco Settlement Corp.,
	Asset-Backed, Series A-3, 5.0%, 6/1/35	21,626,883

The accompanying notes are an integral part of these financial statements.
Pioneer High Income Municipal Portfolio | Semiannual Report | 2/28/21 49

Schedule of Investments | 2/28/21
(unaudited) (continued)

Principal
Amount
USD ($)		Value
	New York — (continued)
4,740,000	Nassau County Tobacco Settlement Corp.,
	Asset-Backed, Series A-3, 5.125%, 6/1/46	$ 4,788,016
605,000	New York Counties Tobacco Trust IV, 5.0%, 6/1/42	612,647
18,800,000	New York Counties Tobacco Trust IV, 6.25%,
	6/1/41 (144A)	20,305,504
13,120,000	New York Counties Tobacco Trust IV, Series A,
	5.0%, 6/1/45	13,285,837
51,600,000(c)	New York Counties Tobacco Trust V, Capital
	Appreciation Pass Through, Sub Series S-4A,
	6/1/60 (144A)	2,105,796
2,000,000	New York Counties Tobacco Trust VI, 5.0%, 6/1/45	2,119,100
4,000,000	New York Transportation Development Corp.,
	4.375%, 10/1/45	4,584,720
5,000,000	New York Transportation Development Corp.,
	5.0%, 10/1/40	6,065,150
3,210,000	Riverhead Industrial Development Agency,
	7.65%, 8/1/34	3,294,359
15,050,000	Suffolk Tobacco Asset Securitization Corp., Capital
	Appreciation, Series C, 6.625%, 6/1/44	15,698,204
9,030,000	Suffolk Tobacco Asset Securitization Corp., Series B,
	6.0%, 6/1/48	9,042,010
3,000,000	TSASC, Inc., 5.0%, 6/1/45	3,274,080
19,500,000	TSASC, Inc., 5.0%, 6/1/48	21,011,250
	Total New York	$ 221,306,644
	Ohio — 3.7%
53,500,000	Buckeye Tobacco Settlement Financing Authority,
	5.0%, 6/1/55	$ 60,187,500
715,000	Ohio Housing Finance Agency, 5.125%, 1/1/32 (144A)	719,312
4,775,000	Ohio Housing Finance Agency, Sanctuary Springboro
	Project, 5.45%, 1/1/38 (144A)	4,827,286
2,900,000	Southeastern Ohio Port Authority, Refunding And
	Improvement Memorial Health System, 6.0%, 12/1/42	3,002,254
	Total Ohio	$ 68,736,352
	Pennsylvania — 4.4%
200,000	Chester County Industrial Development Authority,
	5.25%, 10/15/32	$ 208,070
1,000,000	Chester County Industrial Development Authority,
	Collegium Charter School, Series A, 5.125%, 10/15/37	1,101,510
2,435,000	Chester County Industrial Development Authority,
	Collegium Charter School, Series A, 5.25%, 10/15/47	2,658,557
8,425,000	Delaware County Industrial Development Authority,
	Chester Charter School Arts Project, Series A, 5.125%,
	6/1/46 (144A)	9,100,769

The accompanying notes are an integral part of these financial statements.
50 Pioneer High Income Municipal Portfolio | Semiannual Report | 2/28/21

Principal
Amount
USD ($)		Value
	Pennsylvania — (continued)
4,000,000	Hospitals & Higher Education Facilities Authority of
	Philadelphia, Temple University Health System,
	Series A, 5.625%, 7/1/42	$ 4,177,880
8,445,000	Pennsylvania Economic Development Financing
	Authority, US Airways Group, Series B, 8.0%, 5/1/29	8,483,087
1,030,000	Philadelphia Authority for Industrial Development,
	5.0%, 11/15/31	1,070,500
1,570,000	Philadelphia Authority for Industrial Development,
	5.0%, 3/15/45 (144A)	1,656,067
8,295,000	Philadelphia Authority for Industrial Development,
	5.0%, 11/15/50	8,318,641
1,660,000	Philadelphia Authority for Industrial Development,
	5.125%, 6/1/38 (144A)	1,790,161
3,500,000	Philadelphia Authority for Industrial Development,
	5.25%, 6/1/48 (144A)	3,766,700
4,370,000	Philadelphia Authority for Industrial Development,
	5.375%, 6/1/53 (144A)	4,699,280
9,435,000	Philadelphia Authority for Industrial Development,
	5.5%, 6/1/49 (144A)	9,953,453
4,055,000	Philadelphia Authority for Industrial Development,
	2800 American Street Co. Project, Series A, 5.625%,
	7/1/48 (144A)	4,362,693
2,200,000	Philadelphia Authority for Industrial Development,
	Greater Philadelphia Health Action, Inc. Project, Series
	A, 6.5%, 6/1/45	2,342,824
2,940,000	Philadelphia Authority for Industrial Development,
	Greater Philadelphia Health Action, Inc., Project, Series
	A, 6.625%, 6/1/50	3,133,217
2,500,000	Philadelphia Authority for Industrial Development,
	Green Woods Charter School Project, Series A, 5.5%,
	6/15/32	2,556,400
5,200,000	Philadelphia Authority for Industrial Development,
	Green Woods Charter School Project, Series A, 5.75%,
	6/15/42	5,320,900
6,000,000(b)	Philadelphia Authority for Industrial Development,
	Nueva Esperanze, Inc., 8.2%, 12/1/43	6,840,720
	Total Pennsylvania	$ 81,541,429
	Puerto Rico — 5.0%
42,400,000(d)(f)	Commonwealth of Puerto Rico, 8.0%, 7/1/35	$ 32,913,000
2,460,000	Puerto Rico Industrial Tourist Educational Medical &
	Envirml Ctl Facs Fing Auth, 5.2%, 7/1/24	2,470,332
85,000	Puerto Rico Industrial Tourist Educational Medical &
	Envirml Ctl Facs Fing Auth, 5.625%, 7/1/22	85,383
3,598,000	Puerto Rico Sales Tax Financing Corp. Sales Tax
	Revenue, 4.75%, 7/1/53	3,917,970

The accompanying notes are an integral part of these financial statements.
Pioneer High Income Municipal Portfolio | Semiannual Report | 2/28/21 51

Schedule of Investments | 2/28/21
(unaudited) (continued)

Principal
Amount
USD ($)		Value
	Puerto Rico — (continued)
19,958,000	Puerto Rico Sales Tax Financing Corp. Sales Tax
	Revenue, 4.784%, 7/1/58	$ 21,604,535
29,308,000	Puerto Rico Sales Tax Financing Corp. Sales Tax
	Revenue, 5.0%, 7/1/58	32,386,512
	Total Puerto Rico	$ 93,377,732
	Rhode Island — 0.4%
2,065,000(f)	Central Falls Detention Facility Corp., 7.25%, 7/15/35	$ 371,700
2,000,000(e)	Tender Option Bond Trust Receipts/Certificates,
	RIB, 0.0%, 9/1/47 (144A)	2,934,160
4,250,000	Tobacco Settlement Financing Corp., Series B,
	5.0%, 6/1/50	4,547,160
	Total Rhode Island	$ 7,853,020
	Texas — 3.9%
640,000	Arlington Higher Education Finance Corp., 3.5%,
	3/1/24 (144A)	$ 659,155
16,875,000	Arlington Higher Education Finance Corp., 5.45%,
	3/1/49 (144A)	18,371,981
170,000	Arlington Higher Education Finance Corp., Universal
	Academy, Series A, 5.875%, 3/1/24	182,809
525,000	Arlington Higher Education Finance Corp., Universal
	Academy, Series A, 6.625%, 3/1/29	566,102
375,000	Arlington Higher Education Finance Corp., Universal
	Academy, Series A, 7.0%, 3/1/34	410,460
7,030,000	Arlington Higher Education Finance Corp., Universal
	Academy, Series A, 7.125%, 3/1/44	7,625,511
540,000	City of Celina, TX, 5.5%, 9/1/24	563,404
1,040,000	City of Celina, TX, 6.0%, 9/1/30	1,093,092
2,650,000	City of Celina, TX, 6.25%, 9/1/40	2,784,858
3,335,000(e)	Greater Texas Cultural Education Facilities Finance
	Corp., 9.0%, 2/1/33 (144A)	3,209,571
16,755,000(e)	Greater Texas Cultural Education Facilities Finance
	Corp., 9.0%, 2/1/50 (144A)	17,376,275
100,000	La Vernia Higher Education Finance Corp., 5.25%,
	8/15/35 (144A)	108,715
2,000,000	La Vernia Higher Education Finance Corp., Meridian
	World School, Series A, 5.5%, 8/15/45 (144A)	2,165,160
1,250,000	New Hope Cultural Education Facilities Finance
	Corp., Cardinal Bay, Inc., Village On The Park,
	5.5%, 7/1/46	1,023,737
1,000,000	New Hope Cultural Education Facilities Finance
	Corp., Cardinal Bay, Inc., Village On The Park,
	5.75%, 7/1/51	831,910

The accompanying notes are an integral part of these financial statements.
52 Pioneer High Income Municipal Portfolio | Semiannual Report | 2/28/21

Principal
Amount
USD ($)		Value
	Texas — (continued)
90,000	New Hope Cultural Education Facilities Finance Corp.,
	Cardinal Bay, Inc., Village On The Park, 6.0%,
	7/1/26	$ 84,911
1,350,000	New Hope Cultural Education Facilities Finance Corp.,
	Cardinal Bay, Inc., Village On The Park, 7.0%,
	7/1/51	1,138,847
1,700,000	Newark Higher Education Finance Corp.,
	5.0%, 6/15/48	1,725,636
17,350,000(f)	Sanger Industrial Development Corp., Texas Pellets
	Project, Series B, 8.0%, 7/1/38	4,272,438
8,142,447	Tarrant County Cultural Education Facilities Finance
	Corp., 5.75%, 12/1/54	8,675,126
1,000,000(f)	Texas Midwest Public Facility Corp., Secure Treatment
	Facility Project, 9.0%, 10/1/30	350,000
	Total Texas	$ 73,219,698
	Utah — 0.4%
255,000(g)	Utah Charter School Finance Authority, Summit
	Academy High School, Series A, 7.25%, 5/15/21	$ 258,748
1,985,000(b)	Utah Charter School Finance Authority, Summit
	Academy High School, Series A, 8.125%, 5/15/31	2,015,589
5,145,000(b)	Utah Charter School Finance Authority, Summit
	Academy High School, Series A, 8.5%, 5/15/41	5,227,886
	Total Utah	$ 7,502,223
	Virginia — 5.9%
3,000,000	Ballston Quarter Community Development Authority,
	Series A, 5.5%, 3/1/46	$ 2,706,000
2,100,000	Cherry Hill Community Development Authority,
	Potomac Shores Project, 5.4%, 3/1/45 (144A)	2,204,496
810,000	Embrey Mill Community Development Authority,
	5.3%, 3/1/35 (144A)	859,685
4,645,000	Embrey Mill Community Development Authority,
	5.6%, 3/1/45 (144A)	4,941,769
44,310,000	Tobacco Settlement Financing Corp., Series B-1,
	5.0%, 6/1/47	44,314,431
14,000,000(c)	Tobacco Settlement Financing Corp./VA, 6/1/47	3,083,780
4,605,000	Tobacco Settlement Financing Corp./VA, 5.2%, 6/1/46	4,704,468
21,585,000	Tobacco Settlement Financing Corp./VA,
	6.706%, 6/1/46	22,841,247
13,225,000	Virginia Small Business Financing Authority,
	5.0%, 1/1/40	13,609,319
925,000	Virginia Small Business Financing Authority,
	5.0%, 1/1/44	952,001
10,000,000	Virginia Small Business Financing Authority,
	5.0%, 7/1/49	10,286,800
	Total Virginia	$ 110,503,996

The accompanying notes are an integral part of these financial statements.
Pioneer High Income Municipal Portfolio | Semiannual Report | 2/28/21 53

Schedule of Investments | 2/28/21
(unaudited) (continued)

Principal
Amount
USD ($)		Value
	Wisconsin — 2.5%
5,905,000	Public Finance Authority, 5.0%, 10/1/48	$ 6,455,582
2,660,000	Public Finance Authority, 5.0%, 6/1/50 (144A)	2,842,290
2,500,000	Public Finance Authority, 5.375%, 6/1/52	2,507,425
775,000	Public Finance Authority, Community School of
	Davidson Project, 5.0%, 10/1/33	874,618
1,590,000	Public Finance Authority, Coral Academy Science
	Las Vegas, 5.625%, 7/1/44	1,726,056
9,310,000	Public Finance Authority, Gardner Webb University,
	5.0%, 7/1/31 (144A)	10,181,695
5,325,000	Public Finance Authority, Glenridge Palmer Ranch,
	Series A, 8.25%, 6/1/46 (144A)	5,494,335
5,057,500	Public Finance Authority, Las Ventanas Retirement
	Community, 7.0%, 10/1/42	5,084,305
400,000	Public Finance Authority, Lead Academy Project,
	Series A, 4.25%, 8/1/26 (144A)	427,128
2,000,000	Public Finance Authority, Lead Academy Project,
	Series A, 5.0%, 8/1/36 (144A)	2,100,200
2,500,000	Public Finance Authority, Lead Academy Project,
	Series A, 5.125%, 8/1/46 (144A)	2,613,450
500,000	Public Finance Authority, SearStone CCRC Project,
	Series A, 5.3%, 6/1/47	501,015
10,340,000(c)(f)	Public Finance Authority, Springshire Pre Development
	Project, 12/1/20 (144A)	1,777,446
1,245,000(b)	Public Finance Authority, Voyager Foundation, Inc.,
	Project, Series A, 5.125%, 10/1/45	1,335,624
2,815,000(b)	Public Finance Authority, Voyager Foundation, Inc.,
	Project, Series A, 6.2%, 10/1/42	3,063,114
	Total Wisconsin	$ 46,984,283
	TOTAL MUNICIPAL BONDS
	(Cost $1,710,072,293)	$ 1,764,534,025
	TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS — 95.6%
	(Cost $1,733,527,894) (h)	$ 1,787,680,375
	OTHER ASSETS AND LIABILITIES — 4.4%	$ 82,664,308
	NET ASSETS — 100.0%	$ 1,870,344,683

AGM	Assured Guaranty Municipal Corp.
AMBAC	American Municipal Bond Association Corporation.
RIB
Residual Interest Bond is purchased in a secondary market. The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate at February 28, 2021.

ST APPROP	State Appropriations.

The accompanying notes are an integral part of these financial statements.
54 Pioneer High Income Municipal Portfolio | Semiannual Report | 2/28/21

(144A)
Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At February 28, 2021, the value of these securities amounted to $360,356,516, or 19.3% of net assets.

†	Amount rounds to less than 0.1%.
(a)	Consists of Revenue Bonds unless otherwise indicated.
(b)
Pre-refunded bonds have been collateralized by U.S. Treasury or U.S. Government Agency securities which are held in escrow to pay interest and principal on the tax exempt issue and to retire the bonds in full at the earliest refunding date.

(c)	Security issued with a zero coupon. Income is recognized through accretion of discount.
(d)	Represents a General Obligation Bond.
(e)	The interest rate is subject to change periodically. The interest rate and/or reference index and spread shown at February 28, 2021.
(f)	Security is in default.
(g)	Escrow to maturity.
(h)	The concentration of investments by type of obligation/market sector is as follows: Revenue Bonds:

Education Revenue	25.0%
Tobacco Revenue	22.9
General Obligation	15.3
Development Revenue	13.8
Health Revenue	13.4
Transportation Revenue	6.5
Facilities Revenue	1.6
Other Revenue	1.3
Water Revenue	0.2
Pollution Control Revenue	0.0 †
100.0%

† Amount rounds to less than 0.1%.
# Securities are restricted as to resale.
	Acquisition
Restricted Securities	date	Cost	Value
Enterprise Development Authority	6/6/2019	$ 5,228,533	$ 5,645,000
United States Steel Corp.	1/15/2021	10,838,923	10,563,850
United States Steel Corp.	1/20/2021	7,388,145	6,937,500
Total Restricted Securities			$23,146,350
% of Net Assets			1.2%

The accompanying notes are an integral part of these financial statements.
Pioneer High Income Municipal Portfolio | Semiannual Report | 2/28/21 55

Schedule of Investments | 2/28/21
(unaudited) (continued)
Purchases and sales of securities (excluding temporary cash investments) for the period ended February 28, 2021, aggregated $125,840,082 and $66,917,170, respectively.
The Portfolio is permitted to engage in purchase and sale transactions (“cross trades”) with certain funds and accounts for which Amundi Asset Management US, Inc. (the “Adviser”) serves as the Portfolio’s investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the period ended February 28, 2021, the Portfolio did not engage in any cross trade activity.
At February 28, 2021, the net unrealized appreciation on investments based on cost for federal tax purposes of $1,742,961,339 was as follows:
Aggregate gross unrealized appreciation for all investments in which
there is an excess of value over tax cost	$ 153,580,968
Aggregate gross unrealized depreciation for all investments in which
there is an excess of tax cost over value	(108,861,932)
Net unrealized appreciation	$ 44,719,036
Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels below.
Level 1 – unadjusted quoted prices in active markets for identical securities.
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining fair value of investments).
The following is a summary of the inputs used as of February 28, 2021, in valuing the Portfolio’s investments:
	Level 1	Level 2	Level 3	Total
Debtors in Possession Financing	$—	$23,146,350	$—	$23,146,350
Municipal Bonds	—	1,764,534,025	—	1,764,534,025
Total Investments in Securities	$—	$1,787,680,375	$—	$1,787,680,375

During the period ended February 28, 2021, there were no transfers in or out of Level 3.
The accompanying notes are an integral part of these financial statements.
56 Pioneer High Income Municipal Portfolio | Semiannual Report | 2/28/21

Statement of Assets and Liabilities | 2/28/21
(unaudited)
ASSETS:
Investments in unaffiliated issuers, at value (cost $1,733,527,894)	$1,787,680,375
Cash	65,650,048
Receivables —
Investment securities sold	406,000
Interest	23,958,258
Other assets	1,642,730
Total assets	$1,879,337,411
LIABILITIES:
Payables —
Investment securities purchased	$3,914,368
Value of withdrawals	5,000,000
Trustees’ fees	14,425
Accrued expenses	63,935
Total liabilities	$8,992,728
NET ASSETS:
Paid-in capital	$1,799,172,984
Distributable earnings	71,171,699
Net assets	$1,870,344,683

The accompanying notes are an integral part of these financial statements.
Pioneer High Income Municipal Portfolio | Semiannual Report | 2/28/21 57

Statement of Operations (unaudited)
FOR THE PERIOD ENDED 2/28/21*

INVESTMENT INCOME:
Interest from unaffiliated issuers	$15,873,332
Total investment income		$15,873,332
EXPENSES:
Administrative expense	$15,004
Transfer agent fees	3,629
Custodian fees	5,950
Professional fees	48,525
Printing expense	19,425
Pricing fees	2,450
Trustees’ fees	14,425
Total expenses		$109,408
Net investment income		$15,763,924
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers		$1,255,294
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers		$54,152,481
Net realized and unrealized gain (loss) on investments		$55,407,775
Net increase in net assets resulting from operations		$71,171,699
* For the period from December 21, 2020 (commencement of operations) to February 28, 2021.
The accompanying notes are an integral part of these financial statements.
58 Pioneer High Income Municipal Portfolio | Semiannual Report | 2/28/21

Statements of Changes in Net Assets

Period
Ended
2/28/21*
(unaudited)
FROM OPERATIONS:
Net investment income (loss)	$15,763,924
Net realized gain (loss) on investments	1,255,294
Change in net unrealized appreciation (depreciation) on investments	54,152,481
Net increase in net assets resulting from operations	$71,171,699
FROM CAPITAL TRANSACTIONS:
Proceeds from contributions	$62,684,749
Value of withdrawals	(24,510,000)
In-kind subscriptions	1,760,998,235
Net increase in net assets resulting from capital transactions	$1,799,172,984
Net increase in net assets	$1,870,344,683
NET ASSETS:
Beginning of period	$—
End of period	$1,870,344,683
* For the period from December 21, 2020 (commencement of operations) to February 28, 2021.
The accompanying notes are an integral part of these financial statements.
Pioneer High Income Municipal Portfolio | Semiannual Report | 2/28/21 59

Financial Highlights (unaudited)

	Period Ended
	2/28/21*
Total return(a)	1.00	%(b)
Ratio of net expenses to average net assets	0.03	%(c)
Ratio of net investment income (loss) to average net assets	4.63	%(c)
Portfolio turnover rate	4	%(b)
Net assets, end of period (in thousands)	$1,870,345

*	For the period from December 21, 2020 (commencement of operations) to February 28, 2021.
(a)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges.

(b)	Not annualized.
(c)	Annualized.
The accompanying notes are an integral part of these financial statements.
60 Pioneer High Income Municipal Portfolio | Semiannual Report | 2/28/21

Notes to Financial Statements | 2/28/21
(unaudited)
1. Organization and Significant Accounting Policies
Pioneer High Income Municipal Portfolio (the “Portfolio”) is a diversified series of Pioneer Core Trust I (the “Trust”), an open-end management investment company established as a Delaware statutory trust on October 14, 2020. The Portfolio is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Portfolio is to maximize total return through a combination of income that is exempt from regular federal income tax and capital appreciation.
The Declaration of Trust permits the Trustees to issue beneficial interests in the Portfolio. At February 28, 2021, all investors in the Portfolio were funds advised by the investment adviser of the Portfolio. At February 28, 2021, Pioneer High Income Municipal Fund owned approximately 99.999% of the Portfolio and Pioneer MAP-High Income Municipal Fund owned approximately 0.001% of the Portfolio. On December 21, 2020 the Fund had assets with a cost basis of $1,707,674,760 and a Value of $1,760,998,235 that were transferred to the Portfolio.
Amundi Asset Management US, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the Portfolio’s investment adviser (the “Adviser”). Prior to January 1, 2021, the Adviser was named Amundi Pioneer Asset Management, Inc. Amundi Distributor US, Inc., an affiliate of Amundi Asset Management US, Inc., serves as the Portfolio’s placement agent (the “Placement Agent”). The Portfolio offers beneficial interests through the Placement Agent.
In August 2018, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update 2018-13 “Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”) which modifies disclosure requirements for fair value measurements, principally for Level 3 securities and transfers between levels of the fair value hierarchy. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. The Portfolio has adopted ASU 2018-13 for the six months ended January 31, 2021. The impact to the Portfolio’s adoption was limited to changes in the Portfolio’s disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy and disclosure of the range and weighted average used to develop significant unobservable inputs for Level 3 fair value investments, when applicable.
Pioneer High Income Municipal Portfolio | Semiannual Report | 2/28/21 61

In March 2020, FASB issued an Accounting Standard Update, ASU 2020-04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other LIBOR-based reference rates at the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 on the Portfolio’s investments, derivatives, debt and other contracts, if applicable, that will undergo reference rate-related modifications as a result of the reference rate reform.
The Portfolio is an investment company and follows investment company accounting and reporting guidance under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). U.S. GAAP requires the management of the Portfolio to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements:
A.   Security Valuation
Investments are stated at value, computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.
Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices,
62 Pioneer High Income Municipal Portfolio | Semiannual Report | 2/28/21

or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.
Securities for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Portfolio’s Board of Trustees. The Adviser’s fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.
Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Portfolio may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Portfolio’s net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Portfolio’s securities may differ significantly from exchange prices, and such differences could be material.
At February 28, 2021, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry pricing model).
B.   Investment Income and Transactions
Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.
Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.
Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.
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The Portfolio makes a daily allocation of its net investment income and realized and unrealized gains and losses from securities to its investors in proportion to their investment in the Portfolio.
C.   Federal Income Taxes
The Portfolio is classified as a partnership for federal income tax purposes. As such, each investor in the Portfolio is treated as the owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. Therefore, no federal income tax provision is required. It is intended that the Portfolio’s assets will be managed so an investor in the Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code.
Management has analyzed the Portfolio’s tax positions taken on income tax returns for all open tax years and has concluded no provision for income tax is required in the Portfolio’s financial statements. The Portfolio’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.
D.   Risks
The value of securities held by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. A general rise in interest rates could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from the Portfolio.
At times, the Portfolio’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Portfolio more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Portfolio’s investments in foreign markets and countries with limited developing markets may subject the Portfolio to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions.
64 Pioneer High Income Municipal Portfolio | Semiannual Report | 2/28/21

The Portfolio invests in below-investment-grade (high-yield) debt securities and preferred stocks. Some of these high-yield securities may be convertible into equity securities of the issuer. Debt securities rated below-investment-grade are commonly referred to as “junk bonds” and are considered speculative. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities.
The municipal bond market can be susceptible to unusual volatility, particularly for lower-rated and unrated securities. Liquidity can be reduced unpredictably in response to overall economic conditions or credit tightening. Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. Unfavorable conditions and developments relating to projects financed with municipal securities can result in lower revenues to issuers of municipal securities, potentially resulting in defaults. Issuers often depend on revenues from these projects to make principal and interest payments. The value of municipal securities can also be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory and political developments, tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors. Municipal securities may be more susceptible to downgrades or defaults during recessions or similar periods of economic stress. In recent periods, an increasing number of municipal issuers in the United States have defaulted on obligations and commenced insolvency proceedings.
Financial difficulties of municipal issuers may continue or get worse. To the extent the Fund invests significantly in a single state, including California, Illinois, New York and Indiana, or in securities the payments on which are dependent upon a single project or source of revenues, or that relate to a sector or industry, including health care facilities, education, transportation, special revenues and pollution control, the Fund will be more susceptible to associated risks and developments.
The Portfolio’s investments, payment obligations and financing terms may be based on floating rates, such as LIBOR (London Interbank Offered Rate). Plans are underway to phase out the use of LIBOR. The UK Financial Conduct Authority (“FCA”) and LIBOR’s administrator, ICE Benchmark Administration (“IBA”), have announced that most LIBOR rates will no longer be published after the end of 2021 and a majority of U.S. dollar LIBOR rates will no longer be published after June 30, 2023. It is possible
Pioneer High Income Municipal Portfolio | Semiannual Report | 2/28/21 65

that the FCA may compel the IBA to publish a subset of LIBOR settings after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying markets. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the Portfolio, issuers of instruments in which the Portfolio invests, and financial markets generally.
With the increased use of technologies such as the Internet to conduct business, the Portfolio is susceptible to operational, information security and related risks. While the Portfolio’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Portfolio cannot control the cybersecurity plans and systems put in place by service providers to the Portfolio such as Brown Brothers Harriman & Co., the Portfolio’s custodian and accounting agent, and DST Asset Manager Solutions, Inc., the Portfolio’s transfer agent. In addition, many beneficial owners of Portfolio shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Portfolio nor the Adviser exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at the Adviser or the Portfolio’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Portfolio’s ability to calculate its net asset value, impediments to trading, the inability of Portfolio investors to effect contributions or withdrawals from the Portfolio or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.
COVID-19
The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been
66 Pioneer High Income Municipal Portfolio | Semiannual Report | 2/28/21

greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the Portfolio’s investments. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, will not be known for some time. The consequences of high public debt, including its future impact on the economy and securities markets, likewise may not be known for some time.
The Portfolio’s registration statement on Form N-1A contains unaudited information regarding the Portfolio’s principal risks. Please refer to that document when considering the Portfolio’s principal risks.
E.   Restricted Securities
Restricted Securities are subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933.
Disposal of restricted investments may involve negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Portfolio at February 28, 2021 are listed in the Schedule of Investments.
2. Management Agreement
The Adviser manages the Portfolio’s portfolio. The Portfolio does not pay a management fee under the Portfolio’s investment advisory agreement with the Adviser.
3. Compensation of Trustees and Officers
The Portfolio pays an annual fee to its Trustees. The Adviser reimburses the Portfolio for fees paid to the Interested Trustees. The Portfolio does not pay any salary or other compensation to its officers. For the period ended February 28, 2021, the Portfolio paid $14,425 in Trustees’ compensation,
Pioneer High Income Municipal Portfolio | Semiannual Report | 2/28/21 67

which is reflected on the Statement of Operations as Trustees’ fees. At February 28, 2021, the Portfolio had a payable for Trustees’ fees on its Statement of Assets and Liabilities of $14,425.
4. Transfer Agent
DST Asset Manager Solutions, Inc. serves as the transfer agent to the Portfolio at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively.
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Approval of Investment Management Agreement
Amundi Pioneer Asset Management, Inc.1 (“APAM”) serves as the investment adviser to Pioneer High Income Municipal Portfolio (the “Fund”) pursuant to an investment management agreement between APAM and the Fund. Based on their evaluation of the information provided by APAM, the Trustees, including the Independent Trustees voting separately, unanimously approved an investment management agreement for the Fund. In approving the investment management agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the agreement.
Nature, Extent and Quality of Services
The Trustees considered the nature, extent and quality of the services that would be provided by APAM to the Fund under the investment management agreement. The Trustees reviewed APAM’s investment approach for the Fund and its research process, and considered the resources of APAM and the personnel of APAM who would provide investment management services to the Fund. The Trustees also considered that, as administrator, APAM would be responsible for the administration of the Fund’s business and other affairs. The Trustees considered the quality of such services provided by APAM to the other Pioneer Funds. The Trustees considered the implementation and effectiveness of APAM’s business continuity plan in response to the COVID-19 pandemic. Based on these considerations, the Trustees concluded that the nature, extent and quality of services that APAM would provide to the Fund were satisfactory and consistent with the terms of the investment management agreement.
Performance of the Fund
The Trustees did not consider the Fund’s performance in approving the investment management agreement because the Fund was newly-offered and did not have a performance history.
Management Fee and Expenses
The Trustees considered that the Fund would not pay a management fee. The Trustees considered that the Fund would be a master fund in a master-feeder structure in which each feeder fund investing in the Fund would have the same investment objective and policies as the Fund. The
[1]	Effective January 1, 2021, Amundi Pioneer Asset Management, Inc. changed its name to Amundi Asset Management US, Inc. (“Amundi US”).
Pioneer High Income Municipal Portfolio | Semiannual Report | 2/28/21 69

Trustees considered that each feeder fund investing in the Fund pays a management fee directly to APAM for its management services to the feeder fund, or is offered through a separately managed account program in which participants pay fees to APAM or an affiliate for management of the separately managed account. The Trustees concluded that the proposed fee and expense structure for the Fund was reasonable in relation to the nature and quality of services to be provided by APAM.
Profitability
The Trustees did not consider APAM’s profitability with respect to the management of the Fund in approving the investment management agreement because the Fund was newly-offered and profitability information was not available.
Economies of Scale
The Trustees considered APAM’s views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by APAM in research and analytical capabilities and APAM’s commitment and resource allocation to the Fund. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including due to reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Funds.
Other Benefits
The Trustees considered the other potential benefits to APAM from its relationship with the Fund, including the character and amount of fees that would be paid by the Fund, other than under the investment management agreement, for services that would be provided by APAM and its affiliates, and the revenues and profitability of APAM’s businesses other than the fund business. The Trustees considered that APAM is the principal U.S. asset management business of Amundi, which is one of the largest asset managers globally. Amundi’s worldwide asset management business manages over $1.7 trillion in assets (including the Pioneer Funds). The Trustees considered that APAM’s relationship with Amundi creates potential opportunities for APAM and Amundi that derive from APAM’s
70 Pioneer High Income Municipal Portfolio | Semiannual Report | 2/28/21

relationships with the Fund, including Amundi’s ability to market the services of APAM globally. The Trustees noted that APAM has access to additional research and portfolio management capabilities as a result of its relationship with Amundi and Amundi’s enhanced global presence that may contribute to an increase in the resources available to APAM. The Trustees considered that APAM and the Funds receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Funds, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by APAM as a result of its relationship with the Funds were reasonable.
Conclusion
After consideration of the factors described above as well as other factors, the Trustees, including the Independent Trustees, concluded that the investment management agreement for the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment management agreement.
Pioneer High Income Municipal Portfolio | Semiannual Report | 2/28/21 71

Trustees, Officers and Service Providers

Trustees	Officers
Thomas J. Perna, Chairman	Lisa M. Jones, President and
John E. Baumgardner, Jr.	Chief Executive Officer
Diane Durnin	Mark E. Bradley, Treasurer and
Benjamin M. Friedman	Chief Financial and
Lisa M. Jones	Accounting Officer
Lorraine H. Monchak	Christopher J. Kelley, Secretary and
Marguerite A. Piret	Chief Legal Officer
Fred J. Ricciardi
Kenneth J. Taubes
Investment Adviser and Administrator
Amundi Asset Management US, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Amundi Distributor US, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Transfer Agent
DST Asset Manager Solutions, Inc.
Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to fund securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundi.com/us. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.
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How to Contact Amundi
We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms	1-800-225-6292

FactFoneSM for automated fund yields, prices,
account information and transactions	1-800-225-4321

Retirement plans information	1-800-622-0176

Write to us:

Amundi
P.O. Box 219427
Kansas City, MO 64121-9427
Our toll-free fax	1-800-225-4240

Our internet e-mail address	us.askamundi@amundi.com
(for general questions about Amundi only)

Visit our web site: www.amundi.com/us

This report must be preceded or accompanied by a prospectus.
The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Amundi Asset Management US, Inc.
60 State Street
Boston, MA 02109
www. amundi. com/us

Securities offered through Amundi Distributor US, Inc.,
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
© 2021 Amundi Asset Management US, Inc. 20563-14-0421

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.  If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant’s Internet address and such intention.

Not applicable.

(f) The registrant must:

(1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

(2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

(3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made. See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1)  Disclose that the registrant’s board of trustees has determined that the registrant either:

(i)  Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert.

      (2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

(i)  Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Mr. Fred J. Ricciardi, an independent trustee, is such an audit committee financial expert.

(3) If the registrant provides the disclosure required by paragraph (a)(1) (ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

N/A

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

PIONEER FUNDS
APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
PROVIDED BY THE INDEPENDENT AUDITOR

SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Amundi Pioneer Asset Management, Inc, the audit committee and the independent auditors.

The Funds recognize that a Fund’s independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund’s independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund’s independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

SECTION II - POLICY

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES

I. AUDIT SERVICES	Services that are directly	o Accounting research assistance
	related to performing the	o SEC consultation, registration
	independent audit of the Funds	statements, and reporting
o Tax accrual related matters
o Implementation of new accounting standards
o Compliance letters (e.g. rating agency letters)
o Regulatory reviews and assistance
regarding financial matters
o Semi-annual reviews (if requested)
o Comfort letters for closed end offerings
II. AUDIT-RELATED	Services which are not	o AICPA attest and agreed-upon procedures
SERVICES	prohibited under Rule	o Technology control assessments
	210.2-01(C)(4) (the “Rule”)	o Financial reporting control assessments
	and are related extensions of	o Enterprise security architecture
	the audit services support the	assessment
audit, or use the knowledge/expertise
gained from the audit procedures as a
foundation to complete the project.
In most cases, if the Audit-Related
Services are not performed by the
Audit firm, the scope of the Audit
Services would likely increase.
The Services are typically well-defined
and governed by accounting
professional standards (AICPA,
SEC, etc.)

AUDIT COMMITTEE APPROVAL POLICY		AUDIT COMMITTEE REPORTING POLICY
o “One-time” pre-approval		o A summary of all such
for the audit period for all		services and related fees
pre-approved specific service		reported at each regularly
subcategories. Approval of the		scheduled Audit Committee
independent auditors as		meeting.
auditors for a Fund shall
constitute pre approval for
these services.

o “One-time” pre-approval		o A summary of all such
for the fund fiscal year within		services and related fees
a specified dollar limit		(including comparison to
for all pre-approved		specified dollar limits)
specific service subcategories		reported quarterly.

o Specific approval is
needed to exceed the
pre-approved dollar limit for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for Audit-Related
Services not denoted as
“pre-approved”, or
to add a specific service
subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE
SUBCATEGORIES
III. TAX SERVICES	Services which are not	o Tax planning and support
	prohibited by the Rule,	o Tax controversy assistance
	if an officer of the Fund	o Tax compliance, tax returns, excise
	determines that using the	tax returns and support
	Fund’s auditor to provide	o Tax opinions
these services creates
significant synergy in
the form of efficiency,
minimized disruption, or
the ability to maintain a
desired level of
confidentiality.

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o “One-time” pre-approval	o A summary of
for the fund fiscal year	all such services and
within a specified dollar limit	related fees
(including comparison
to specified dollar
limits) reported
quarterly.

o Specific approval is
needed to exceed the
pre-approved dollar limits for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for tax services not
denoted as pre-approved, or to
add a specific service subcategory as
“pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE
SUBCATEGORIES
IV. OTHER SERVICES	Services which are not	o Business Risk Management support
	prohibited by the Rule,	o Other control and regulatory
A. SYNERGISTIC,	if an officer of the Fund	compliance projects
UNIQUE QUALIFICATIONS	determines that using the
Fund’s auditor to provide
these services creates
significant synergy in
the form of efficiency,
minimized disruption,
the ability to maintain a
desired level of
confidentiality, or where
the Fund’s auditors
posses unique or superior
qualifications to provide
these services, resulting
in superior value and
results for the Fund.

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o “One-time” pre-approval	o A summary of
for the fund fiscal year within	all such services and
a specified dollar limit	related fees
(including comparison
to specified dollar
limits) reported
quarterly.
o Specific approval is
needed to exceed the
pre-approved dollar limits for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for “Synergistic” or
“Unique Qualifications” Other
Services not denoted as
pre-approved to the left, or to
add a specific service
subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PROHIBITED SERVICE
SUBCATEGORIES
PROHIBITED SERVICES	Services which result	1. Bookkeeping or other services
	in the auditors losing	related to the accounting records or
	independence status	financial statements of the audit
	under the Rule.	client*
2. Financial information systems design
and implementation*
3. Appraisal or valuation services,
fairness* opinions, or
contribution-in-kind reports
4. Actuarial services (i.e., setting
actuarial reserves versus actuarial
audit work)*
5. Internal audit outsourcing services*
6. Management functions or human
resources
7. Broker or dealer, investment
advisor, or investment banking services
8. Legal services and expert services
unrelated to the audit
9. Any other service that the Public
Company Accounting Oversight Board
determines, by regulation, is
impermissible

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o These services are not to be	o A summary of all
performed with the exception of the(*)	services and related
services that may be permitted	fees reported at each
if they would not be subject to audit	regularly scheduled
procedures at the audit client (as	Audit Committee meeting
defined in rule 2-01(f)(4)) level	will serve as continual
the firm providing the service.	confirmation that has
not provided any
restricted services.

GENERAL AUDIT COMMITTEE APPROVAL POLICY:

o For all projects, the officers of the Funds and the Fund’s auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the “Approval of Audit, Audit-Related, Tax and Other Services” Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

N/A

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

N/A

(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Fund’s audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR, provide the following information:

(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant’s portfolio (“Portfolio Manager”). Also state each Portfolio Manager’s business experience during the past 5 years.

Not applicable to open-end management investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) If the registrant is a closed-end management investment company, provide the following dollar amounts of income and compensation related to the securities lending activities of the registrant during its most recent fiscal year:

N/A

(1) Gross income from securities lending activities;

N/A

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (revenue split); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees;

N/A

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); and

N/A

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)).

If a fee for a service is included in the revenue split, state that the fee is included in the revenue split.

N/A

(b) If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrants most recent fiscal year.

N/A

ITEM 13. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:
Filed herewith.

SIGNATURES

[See General Instruction F]

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Pioneer Series Trust V

By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date May 5, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date May 5, 2021

By (Signature and Title)* /s/ Mark E. Bradley
Mark E. Bradley, Treasurer & Chief Accounting & Financial Officer

Date May 5, 2021

* Print the name and title of each signing officer under his or her signature.